Annual Report

STAGECOACH VARIABLE ANNUITIES

December 31, 2001

Stagecoach Variable Annuity(TM)
Stagecoach Variable Annuity Plus(TM)
Stagecoach Extra Credit Variable Annuity(TM)
Stagecoach Variable Annuity Flex(TM)2

                               TABLE OF CONTENTS

Letter to Contract Holders
Wells Fargo Variable Trust Financial Statements
American Skandia Trust Financial Statements
Montgomery Variable Series
Invesco Variable Fund

This report has been prepared to provide information to owners of American Skandia Life Assurance Corporation's Stagecoach Variable Annuity, Stagecoach Variable Annuity Plus, Stagecoach Extra Credit Variable Annuity and Stagecoach Variable Annuity Flex. If it is used for any other purpose, it must be accompanied or preceded by a current prospectus, as applicable, which discloses any charges and other important information about the Account, together with the current applicable prospectus for the Wells Fargo Variable Trust, the American Skandia Trust, the Montgomery Variable Series and the Invesco Variable Fund.

The financial statements for the sub-accounts that invest in Portfolios of American Skandia Trust reflect financial activity for the Stagecoach Variable Annuities and other products that use the same sub-accounts.

 VARIABLE ANNUITIES:
---------------------------------------------------------------------

 - are NOT insured by the FDIC or U.S. Government

 - are NOT obligations or deposits of Wells Fargo Bank nor guaranteed by the Bank

 - involve investment risk, including possible loss of principal  [NO FDIC LOGO]

STAGECOACH VARIABLE ANNUITY
STAGECOACH VARIABLE ANNUITY PLUS
STAGECOACH EXTRA CREDIT VARIABLE ANNUITY
STAGECOACH VARIABLE ANNUITY FLEX
ANNUAL REPORT

February 22, 2002

Dear Investor:

2001 will be a year that will be remembered for a long, long time. September 11 profoundly changed our lives as we witnessed the first attacks of their kind in our skies and on our soil. Our hearts remain with the families and friends of the victims of the atrocities that occurred that day.

First there was the extreme market volatility earlier in the year, then the terrorist strikes in New York City and Washington D.C. As a result, we witnessed significant market declines, which were also affected by the closing of Wall Street for nearly an entire week -- for the first time in its history. The impact of these events was of momentous significance for every single one of us.

However, as of this writing, I'm extremely pleased to say that not only has the market stabilized solidly back in bull territory, but there have also been many reports indicating that the recent recession is behind us.

As a nation, we have not stopped moving forward despite the unprecedented hardships of 2001. And, as a company, we've reaffirmed our commitment to control what's possible for us to control in the financial services industry -- our quality of service. That commitment to quality is the basis of our firm resolve to continue building new products, expanding our technology capabilities and developing innovative tools for risk management.

In addition, our independent manager process continues to be proven out. We function like a partner that continually monitors fund managers, selecting proven performers with distinctive approaches in their asset style and class, and making those managers available to you through our investment products.

In closing, we are optimistic about the coming year as well as our plans for the future. And we will continue to offer the American Skandia standard of the objectivity, choice and broad asset class diversification it takes to respond to market movements and achieve your personal financial goals.

Sincerely,

/s/ Wade Dokken
Wade A. Dokken
President and CEO
American Skandia, Inc.
Shelton, Connecticut

                           WELLS FARGO VARIABLE TRUST

                                 ANNUAL REPORT
                               DECEMBER 31, 2001

                             ASSET ALLOCATION FUND
                              CORPORATE BOND FUND
                               EQUITY INCOME FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                           INTERNATIONAL EQUITY FUND
                           LARGE COMPANY GROWTH FUND
                               MONEY MARKET FUND
                             SMALL CAP GROWTH FUND

                      VARIABLE TRUST ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Asset Allocation Fund (the Fund) seeks long-term total return, consistent with reasonable risk.

ADVISOR
Wells Fargo Funds Management, LLC

SUB-ADVISOR
Barclays Global Fund Advisors

FUND MANAGERS
Team managed

INCEPTION DATE
04/15/94

PERFORMANCE HIGHLIGHTS

     The Fund returned (6.96)%(1) for the 12-month period ended December 31, 2001, outperforming the S&P 500 Index(2), which returned (11.88)%, and underperforming the Lehman Brothers 20+ Treasury Index(3), which returned 3.63% for the period. The Fund distributed $0.20 per share in dividend income and $0.33 in capital gains during the period.

     The Federal Reserve Board's (the Fed) aggressive campaign against the threat of recession was the dominant theme for the year. During 2001, the Fed cut short-term interest rates from 6.5% to 1.75%. Bonds were strong in the first quarter, as the Fed began its easing campaign. However, signs of economic strength in the second quarter drove long-term interest rates upward and bond prices downward. The third quarter was strong for bonds as the economic outlook deteriorated and investors sought safety after the terrorist attacks. The fourth quarter optimism about the economy pushed bonds, particularly Treasury securities, down again.

     Stocks, which had performed poorly for most of the year, staged a rally in the fourth quarter. Although unemployment was still rising, some hopeful signs in the economy appeared. Business inventories declined, factory orders surged, housing starts increased and consumer confidence rose. By the end of the period, the Fund's emphasis was on stocks over bonds.

STRATEGIC OUTLOOK

     We expect a moderate economic recovery by the second half of 2002, suggesting that bond returns may weaken as interest rates gradually increase. At the same time, stocks could come under pressure if corporate earnings do not improve significantly. We will continue to evaluate opportunities to adjust the portfolio's weightings of stocks and bonds in response to market conditions.

                      VARIABLE TRUST ASSET ALLOCATION FUND
                        GROWTH OF $10,000 INVESTMENT(7)
[LINE GRAPH]

                                                                         LEHMAN BROTHERS 20+ TREASURY
                                            WFVT ASSET ALLOCATION FUND              INDEX                     S&P 500 INDEX
                                            --------------------------   ----------------------------         -------------
                                                      10000                         10000                         10000
                                                       9940                          9917                         10164
6/94                                                   9796                          9815                          9915
                                                      10107                         10178                         10241
                                                      10248                         10078                         10660
                                                       9964                          9733                         10400
                                                      10055                          9702                         10633
                                                       9954                          9771                         10246
12/94                                                 10113                          9932                         10398
                                                      10384                         10202                         10668
                                                      10707                         10488                         11083
                                                      10894                         10588                         11409
                                                      11137                         10778                         11745
                                                      11686                         11667                         12214
6/95                                                  11870                         11808                         12497
                                                      12031                         11598                         12911
                                                      12127                         11876                         12944
                                                      12438                         12111                         13490
                                                      12514                         12475                         13442
                                                      12860                         12799                         14031
12/95                                                 13041                         13168                         14301
                                                      13284                         13152                         14788
                                                      13180                         12455                         14925
                                                      13256                         12185                         15068
                                                      13233                         11970                         15290
                                                      13350                         11906                         15683
6/96                                                  13531                         12172                         15742
                                                      13223                         12171                         15047
                                                      13199                         11997                         15364
                                                      13705                         12347                         16227
                                                      14185                         12864                         16675
                                                      14917                         13324                         17934
12/96                                                 14535                         12976                         17579
                                                      14815                         12859                         18678
                                                      14853                         12862                         18824
                                                      14323                         12508                         18050
                                                      14904                         12827                         19126
                                                      15406                         12975                         20294
6/97                                                  15820                         13246                         21197
                                                      16903                         14096                         22883
                                                      16211                         13660                         21601
                                                      16822                         14065                         22783
                                                      16849                         14583                         22022
                                                      17232                         14812                         23041
12/97                                                 17569                         15075                         23438
                                                      17833                         15391                         23696
                                                      18624                         15268                         25404
                                                      19295                         15299                         26705
                                                      19458                         15350                         26977
                                                      19354                         15675                         26513
6/98                                                  20075                         16087                         27590
                                                      19881                         15996                         27297
                                                      17985                         16778                         23353
                                                      18996                         17396                         24850
                                                      20090                         17100                         26867
                                                      21065                         17258                         28496
12/98                                                 22008                         17218                         30137
                                                      22760                         17382                         31406
                                                      21942                         16453                         30426
                                                      22567                         16380                         31643
                                                      23208                         16393                         32867
                                                      22715                         16133                         32092
6/99                                                  23349                         15935                         33838
                                                      22838                         15845                         32781
                                                      22723                         15770                         32619
                                                      22394                         15884                         31725
                                                      23190                         15886                         33733
                                                      23389                         15765                         34418
12/99                                                 24060                         15486                         36445
                                                      23560                         15756                         34615
                                                      23726                         16315                         33961
                                                      25436                         16926                         37283
                                                      24882                         16758                         36160
                                                      24463                         16673                         35419
6/00                                                  25031                         17036                         36294
                                                      24930                         17373                         35728
                                                      26088                         17797                         37946
                                                      25067                         17492                         35943
                                                      25137                         17784                         35792
                                                      24069                         18387                         32971
12/00                                                 24305                         18817                         33133
                                                      24921                         18816                         34309
                                                      23285                         19147                         31180
                                                      22156                         18994                         29203
                                                      23216                         18397                         31473
                                                      23375                         18428                         31683
6/01                                                  23040                         18618                         30980
                                                      23146                         19354                         30676
                                                      22339                         19818                         28756
                                                      21227                         19479                         27238
                                                      21867                         20638                         27758
                                                      22618                         19544                         29887
12/01                                                 22614                         19122                         30150

AVERAGE ANNUAL TOTAL RETURN (AS OF DECEMBER 31, 2001)(1)

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND

1-Year                             (6.96)%
5-Year                              9.24%
Since Inception                    11.16%

BENCHMARK                     S&P 500 INDEX(2)    LEHMAN BROTHERS 20+ TREASURY INDEX(3)
---------                     ----------------    -------------------------------------
1-Year                             (11.88)%                        3.63%
5-Year                              10.70%                         8.49%
Since Inception(4)                  15.03%                         8.82%

FUND CHARACTERISTICS (AS OF DECEMBER 31, 2001)

Beta*                               0.64
Average Coupon of Bond Portfolio    6.34%
Average Maturity of Bond Portfolio  24.72 years
Average Duration of Bond Portfolio  12.28 years
Number of Holdings                  525
Portfolio Turnover                  25%
NAV                                 $12.32

---------------
* A measure of the Fund's sensitivity to market movements. The benchmark beta is
  1.00 by definition.

TEN LARGEST HOLDINGS (AS OF DECEMBER 31, 2001)(5)

                      NAME                        % OF FUND
                      ----                        ---------
UST Bond, 6.25%, 5/15/30                            2.93%
UST Bond, 7.50%, 11/15/24                           2.79%
General Electric Company                            2.63%
Microsoft Corporation                               2.36%
UST Bond, 6.25%, 8/15/23                            2.10%
UST Bond, 5.375%, 2/15/31                           2.01%
UST Bond, 6.375%, 8/15/27                           1.98%
UST Bill, due 2/07/02                               1.91%
UST Bond, 7.25%, 8/15/22                            1.84%
Exxon Mobil Corporation                             1.78%

STRATEGIC ALLOCATION (AS OF DECEMBER 31, 2001)(6)

Stocks                                             60%
Bonds                                              40%

ACTUAL ALLOCATION (AS OF DECEMBER 31, 2001)(6)

Stocks                                            69%
T-Bonds                                           28%
T-Bills                                            3%

SECTOR DISTRIBUTION (AS OF DECEMBER 31, 2001)(6)

[PIE CHART NUMBERS IN PERCENTAGES]

Consumer Discretionary                                                            13
Consumer Staples                                                                   8
Energy                                                                             6
Financial                                                                         18
Health Care                                                                       14
Industrials                                                                       11
Information Technology                                                            18
Materials                                                                          3
Telecommunications Services                                                        6
Utilities                                                                          3

---------------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

     Performance shown for the Wells Fargo Variable Trust Asset Allocation Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) The Lehman Brothers 20+ Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. The U.S. Treasury Index represents public obligations of the U.S. Treasury with a remaining maturity of one year or more. You cannot invest directly in an index.

(4) The published return closest to the Fund's inception date of April 15, 1994.

(5) The Ten Largest Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(6) Portfolio holdings are subject to change.

(7) The chart compares the performance of the Wells Fargo Variable Trust Asset Allocation Fund since inception with the S&P 500 Index and the Lehman Brothers 20+ Treasury Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

                       VARIABLE TRUST CORPORATE BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Corporate Bond Fund (the Fund) seeks a high level of current income, consistent with reasonable risk.

ADVISOR
Wells Fargo Funds Management, LLC

SUB-ADVISOR
Wells Capital Management Incorporated

FUND MANAGER
Daniel J. Kokoszka, CFA

INCEPTION DATE
09/20/99

PERFORMANCE HIGHLIGHTS

     The Fund returned 7.41%(1) for the 12-month period ended December 31, 2001, underperforming its benchmark, the Lehman Brothers U.S. Credit Index(2), which returned 10.40%. The Fund distributed $0.64 per share in dividend income and no capital gains during the period.

     Overall, bonds outperformed stocks during 2001, as interest rates steadily declined. Toward the end of 2001, however, rates began to rise as many investors positioned their portfolios for an expected economic recovery. The Fund's relative performance was hampered by its significant investment in high yield bonds, which represented about 20% of total assets. High yield bonds do not typically perform well at a time when the economy is declining. During 2001, the U.S. economy entered a recession for the first time in a decade. On the other hand, high quality investment-grade corporate bonds performed relatively well, and contributed positively to Fund performance.

STRATEGIC OUTLOOK

     Bond investors may be concerned that 2002 will mark the return of rising interest rates. Indeed, that could happen in the second half of the year if a potential economic recovery gathers momentum and inflation takes hold. However, we believe that any recovery may resemble a gradual takeoff rather than a powerful acceleration. Consumer spending may be restrained by heavy debt loads and by a lack of pent-up demand for cars and other big-ticket goods. Excess capacity and a weak earnings recovery may temper investment spending by businesses, while exports could continue to be dampened by weak overseas markets and by a strong dollar.

     We anticipate that high yield securities may perform better if the economy begins to recover. As a result, we intend to boost the Fund's allocation to high yield bonds from 20% to 30%, with 55% invested in investment grade securities, and 15% invested in U.S. Treasury securities and agencies.

                       VARIABLE TRUST CORPORATE BOND FUND
                        GROWTH OF $10,000 INVESTMENT(8)

                                                                 WFVT CORPORATE BOND FUND       LEHMAN BROTHERS U.S. CREDIT INDEX
                                                                 ------------------------       ---------------------------------
8/99                                                                     10000.00                           10000.00
9/99                                                                     10005.00                           10109.00
                                                                         10060.00                           10155.00
                                                                         10030.00                           10166.00
12/99                                                                     9984.00                           10112.00
                                                                          9958.00                           10076.00
                                                                         10082.00                           10170.00
3/00                                                                     10252.00                           10257.00
                                                                         10059.00                           10166.00
                                                                         10011.00                           10129.00
6/00                                                                     10244.00                           10383.00
                                                                         10342.00                           10509.00
                                                                         10515.00                           10640.00
9/00                                                                     10539.00                           10696.00
                                                                         10587.00                           10707.00
                                                                         10729.00                           10846.00
12/00                                                                    11004.00                           11057.00
                                                                         11202.00                           11360.00
                                                                         11343.00                           11458.00
3/01                                                                     11369.00                           11529.00
                                                                         11274.00                           11488.00
                                                                         11346.00                           11594.00
6/01                                                                     11350.00                           11653.00
                                                                         11647.00                           11957.00
                                                                         11787.00                           12117.00
9/01                                                                     11687.00                           12181.00
                                                                         11987.00                           12483.00
                                                                         11932.00                           12375.00
12/01                                                                    11820.00                           12289.00

AVERAGE ANNUAL TOTAL RETURN (AS OF DECEMBER 31, 2001)(1)

WELLS FARGO VARIABLE TRUST CORPORATE BOND FUND

1-Year                                           7.41%
Since Inception                                  7.58%

         BENCHMARK               LEHMAN BROTHERS U.S. CREDIT INDEX(2)
         ---------               ------------------------------------
1-Year                                          10.40%
Since Inception(3)                               8.76%

FUND CHARACTERISTICS (AS OF DECEMBER 31, 2001)

Average Credit Quality(4)          A3
Weighted Average Coupon            7.41%
Weighted Average Maturity          8.71 years
Duration                           5.63 years
Portfolio Turnover                 69%
Number of Holdings                 175
Distribution Rate(5)               5.97%
SEC Yield(6)                       5.80%
NAV                                $10.24

PORTFOLIO ALLOCATION (AS OF DECEMBER 31, 2001)(7)

[PIE CHART NUMBERS IN PERCENTAGES]

Corporate Bonds                                                                   90
U.S. Treasury Bonds                                                                8
Repurchase Agreements                                                              2

---------------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(2) The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an index.

(3) The published return closest to the Fund's inception date of September 20, 1999.

(4) The average credit quality is compiled from the ratings of Standard & Poor's and/or Moody's Investors Service (together 'rating agencies'). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

(7) Portfolio holdings are subject to change.

(8) The chart compares the performance of the Wells Fargo Variable Trust Corporate Bond Fund since inception with the Lehman Brothers U.S. Credit Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

                       VARIABLE TRUST EQUITY INCOME FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Equity Income Fund (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISOR
Wells Fargo Funds Management, LLC

SUB-ADVISOR
Wells Capital Management Incorporated

FUND MANAGERS
David L. Roberts, CFA
Gary J. Dunn, CFA

INCEPTION DATE
05/06/96

PERFORMANCE HIGHLIGHTS

     The Fund returned (5.41)%(1) for the 12-month period ended December 31, 2001, outperforming the S&P 500 Index(2), which returned (11.88)%, and also outperforming the Russell 1000 Value Index(3), which returned (5.59)%. The Fund distributed $0.15 per share in dividend income and $0.41 in capital gains during the period.

     The Fund's broad diversification, above-market dividend yield and defensive posture proved to be very beneficial during 2001. The solid and steady earnings associated with consumer staples, in the face of a slowing economy, attracted equity dollars, and resulted in good relative performance. The Fund holdings of Philip Morris, Procter & Gamble and PepsiCo all had positive returns for the period. Consumer cyclicals--companies that do well when the economy is in a recovery phase--also contributed positively to performance, with excellent results from retailers such as Sears, Target and May Department Stores.

     The events of September 11 had a significantly negative impact on aviation-related companies such as United Technologies and Honeywell. However, we believed that both companies offered very good long-term potential and maintained our holdings.

     During the year, a number of holdings, including American Home Products, PepsiCo and American International Group, were trimmed back because their rising prices reached our selling targets. Proceeds were invested in the finance and technology sectors that we believe are poised for positive returns.

STRATEGIC OUTLOOK

     After posting losses in 2000 and 2001, it would be rare for the stock market to suffer negative returns for a third year. In addition, interest rates are very low, energy prices have fallen and there are signs of an economic recovery. However, it is unclear whether corporate profits will advance in 2002. While recent military successes in the fight against terrorism have been positive, another terrorist event could certainly be a setback. Return expectations should at best be described as modestly positive. We believe that the Fund's broad diversification, good dividend yield and attractive stock price valuation should prove beneficial in 2002.

                       VARIABLE TRUST EQUITY INCOME FUND
                        GROWTH OF $10,000 INVESTMENT(7)
[VARIABLE TRUST PERFORMANCE CHART]

                                                 WFVT EQUITY INCOME FUND    RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                 -----------------------    ------------------------          -------------
                                                          10000                       10000                       10000
                                                          10000                       10125                       10257
6/96                                                      10110                       10133                       10296
                                                           9710                        9750                        9841
                                                           9830                       10029                       10049
                                                          10250                       10427                       10613
                                                          10490                       10831                       10906
                                                          11170                       11616                       11730
12/96                                                     10995                       11467                       11497
                                                          11540                       12023                       12216
                                                          11691                       12200                       12311
                                                          11348                       11761                       11805
                                                          11681                       12255                       12509
                                                          12215                       12940                       13273
6/97                                                      12719                       13495                       13864
                                                          13535                       14511                       14966
                                                          12910                       13995                       14128
                                                          13525                       14840                       14901
                                                          13132                       14426                       14403
                                                          13716                       15063                       15070
12/97                                                     13953                       15503                       15329
                                                          13994                       15285                       15498
                                                          14902                       16313                       16615
                                                          15647                       17312                       17466
                                                          15800                       17428                       17644
                                                          15585                       17170                       17340
6/98                                                      15830                       17389                       18044
                                                          15381                       17082                       17853
                                                          13545                       14540                       15273
                                                          14290                       15375                       16252
                                                          15290                       16566                       17572
                                                          15993                       17338                       18637
12/98                                                     16523                       17929                       19710
                                                          16472                       18073                       20540
                                                          16482                       17818                       19899
                                                          17091                       18187                       20695
                                                          17959                       19885                       21496
                                                          17917                       19667                       20989
6/99                                                      18630                       20237                       22131
                                                          18145                       19644                       21440
                                                          17856                       18915                       21334
                                                          17195                       18255                       20749
                                                          17659                       19307                       22062
                                                          17814                       19156                       22510
12/99                                                     17829                       19248                       23836
                                                          16911                       18620                       22640
                                                          15607                       17237                       22212
                                                          17163                       19340                       24384
                                                          17132                       19115                       23650
                                                          17435                       19316                       23165
6/00                                                      17021                       18433                       23737
                                                          16706                       18664                       23367
                                                          17637                       19702                       24818
                                                          17459                       19883                       23508
                                                          17951                       20372                       23409
                                                          17341                       19616                       21564
12/00                                                     18245                       20599                       21670
                                                          18202                       20677                       22439
                                                          17676                       20102                       20393
                                                          16696                       19393                       19100
                                                          17825                       20343                       20584
                                                          18158                       20801                       20722
6/01                                                      17631                       20339                       20262
                                                          17459                       20296                       20063
                                                          17087                       19482                       18807
                                                          16000                       19662                       17814
                                                          16188                       19493                       18155
                                                          17065                       20625                       19547
12/01                                                     17257                       21112                       19719

AVERAGE ANNUAL TOTAL RETURN (AS OF DECEMBER 31, 2001)(1)

WELLS FARGO VARIABLE TRUST EQUITY INCOME FUND

1-Year                             (5.41)%
5-Year                              9.43%
Since Inception                    10.13%

BENCHMARK                     S&P 500 INDEX(2)   RUSSELL 1000 VALUE INDEX(3)
---------                     ----------------   ---------------------------
1-Year                             (11.88)%                 (5.59)%
5-Year                             (10.70)%                 11.13%
Since Inception(4)                  12.11%                  12.45%

FUND CHARACTERISTICS (AS OF DECEMBER 31, 2001)

Beta*                              0.63
Price to Earnings Ratio
  (trailing 12 months)             21.40x
Price to Book Ratio                3.60x
Median Market Cap ($B)             $77.9
Portfolio Turnover                 5%
Number of Holdings                 44
NAV                                $15.52

---------------
* A measure of the Fund's sensitivity to market movements. The benchmark beta is
  1.00 by definition.

TEN LARGEST EQUITY HOLDINGS (AS OF DECEMBER 31, 2001)(5)

NAME                                              % OF FUND
----                                              ---------
IBM Corporation                                     4.56%
St. Paul Companies Incorporated                     4.18%
PepsiCo, Incorporated                               4.02%
UBS Warburg, LLC                                    3.52%
JP Morgan Chase & Company                           3.45%
Tyco International Limited                          3.43%
Fortune Brands Incorporated                         3.35%
TXU Corporation                                     3.27%
American Home Products                              3.22%
Target Corporation                                  3.18%

SECTOR DISTRIBUTION (AS OF DECEMBER 31, 2001)(6)

[PIE CHART NUMBERS IN PERCENTAGES]

Consumer Staples                                                                 11.00
Energy                                                                            9.00
Financial                                                                        18.00
Telecommunications Services                                                       3.00
Health Care                                                                      11.00
Industrials                                                                      15.00
Information Technology                                                            7.00
Materials                                                                         4.00
Utilities                                                                         5.00
Cash                                                                              4.00
Consumer Discretionary                                                           13.00

---------------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

  Performance shown for the Wells Fargo Variable Trust Equity Income Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Income Equity Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(4) The published return closest to the Fund's inception date of May 6, 1996.

(5) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(6) Portfolio holdings are subject to change.

(7) The chart compares the performance of the Wells Fargo Variable Trust Equity Income Fund since inception with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

                        VARIABLE TRUST EQUITY VALUE FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Equity Value Fund (the Fund) seeks long-term capital appreciation.

ADVISOR
Wells Fargo Funds Management, LLC

SUB-ADVISOR
Wells Capital Management Incorporated

FUND MANAGERS
Gregg Giboney, CFA
Allan White

INCEPTION DATE
05/01/98

PERFORMANCE HIGHLIGHTS

     The Fund returned (6.39)%(1) for the 12-month period ended December 31, 2001, outperforming the S&P 500 Index(2), which returned (11.88)%, but underperforming the Russell 1000 Value Index(3), which returned (5.59)%. The Fund distributed $0.06 per share in dividend income and no capital gains during the period.

     Some of the Fund's return reflected the many adverse factors that the stock market faced during 2001. Coming into the year, stock prices were high while the earnings outlook for companies was declining. As the year unfolded, the sharp falloff in corporate earnings and investor reluctance to keep money at risk led to selling pressure and lower stock prices. Aggressive interest-rate cuts by the Federal Reserve Board (the Fed) did not halt the decline. The September 11 terrorist attack initially added to the economic misery as the stock market was shut down for four days and investors decided to immediately sell when it re-opened. However, a combination of aggressive Fed action, some military success and relatively strong consumer spending reversed many of the very dire expectations of investors, leading to strong stock market performance through the end of the year.

     Following the terrorist attack, we purchased positions in beaten-down technology and consumer discretionary stocks such as IBM, Electronic Data Systems, Lowes and Family Dollar. These stocks performed very well in the subsequent fourth quarter 2001 recovery. The weakest performers during the period were in the utility sector where independent power producers, such as Mirant, Constellation Energy, Dynegy, and Calpine, suffered from difficult business conditions.

STRATEGIC OUTLOOK

     The overall stock market posted losses in 2000 and 2001. It would be rare for the market to suffer negative returns for a third year in a row. In addition, interest rates are very low, energy prices have fallen, and there are signs of an economic recovery. However, it is unclear whether corporate profits will advance in 2002. While there have been recent military successes in the fight against terrorism, another terrorist event certainly would be a setback. The Fund's outlook is positive but subject to the strength and speed of a potential economic recovery.

                        VARIABLE TRUST EQUITY VALUE FUND
                        GROWTH OF $10,000 INVESTMENT(7)
[EQUITY VALUE PERFORMANCE GRAPH]

                                                 WFVT EQUITY VALUE FUND     RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                 ----------------------     ------------------------          -------------
                                                          10000                       10000                       10000
                                                           9680                        9852                        9828
6/98                                                       9739                        9978                       10227
                                                           9268                        9801                       10119
                                                           8156                        8343                        8656
9/98                                                       8626                        8822                        9211
                                                           9199                        9506                        9959
                                                           9460                        9949                       10563
12/98                                                      9624                       10288                       11171
                                                           9403                       10370                       11642
                                                           9161                       10224                       11278
3/99                                                       9380                       10436                       11729
                                                          10188                       11410                       12183
                                                          10087                       11285                       11896
6/99                                                      10399                       11612                       12543
                                                          10024                       11272                       12151
                                                           9477                       10854                       12091
9/99                                                       8981                       10475                       11760
                                                           9285                       11078                       12504
                                                           9255                       10992                       12758
12/99                                                      9386                       11044                       13510
                                                           9142                       10684                       12831
                                                           8715                        9891                       12589
3/00                                                       9498                       11097                       13820
                                                           9284                       10968                       13404
                                                           9416                       11084                       13129
6/00                                                       9157                       10577                       13454
                                                           9311                       10709                       13244
                                                           9974                       11305                       14066
9/00                                                       9813                       11409                       13323
                                                          10048                       11689                       13267
                                                           9527                       11256                       12222
12/00                                                      9929                       11820                       12282
                                                          10103                       11865                       12718
                                                           9806                       11535                       11558
3/01                                                       9420                       11128                       10825
                                                           9953                       11673                       11666
                                                          10107                       11935                       11745
6/01                                                       9824                       11671                       11484
                                                           9783                       11646                       11371
                                                           9249                       11179                       10659
9/01                                                       8553                       11282                       10097
                                                           8738                       11185                       10289
                                                           9222                       11835                       11079
12/01                                                      9295                       12114                       11176

AVERAGE ANNUAL TOTAL RETURN (AS OF DECEMBER 31, 2001)(1)

WELLS FARGO VARIABLE TRUST EQUITY VALUE FUND

1-Year                             (6.39)%
Since Inception                    (1.97)%

BENCHMARK                     S&P 500 INDEX(2)   RUSSELL 1000 VALUE INDEX(3)
---------                     ----------------   ---------------------------
1-Year                             (11.88)%                  (5.59)%
Since Inception(4)                   2.21%                    3.03%

FUND CHARACTERISTICS (AS OF DECEMBER 31, 2001)

Beta*                              0.68
Price to Earnings Ratio
  (trailing 12 months)             20.10x
Price to Book Ratio                3.21x
Median Market Cap ($B)             $30.3
Portfolio Turnover                 107%
Number of Holdings                 73
NAV                                $9.02

---------------
* A measure of the Fund's sensitivity to market movements. The benchmark beta is
  1.00 by definition.

TEN LARGEST EQUITY HOLDINGS (AS OF DECEMBER 31, 2001)(5)

NAME                               % OF FUND
----                               ---------
Citigroup Incorporated               5.79%
Morgan Stanley & Company
  Incorporated                       4.95%
Goldman Sachs                        4.10%
Tyco International Limited           3.65%
Exxon Mobil Corporation              2.97%
IBM Corporation                      2.66%
Philip Morris Companies
  Incorporated                       2.46%
Bank of America Corporation          2.40%
Cendant Corporation                  2.29%
Household International              2.27%

SECTOR DISTRIBUTION (AS OF DECEMBER 31, 2001)(6)
[PIE CHART NUMBERS ARE PERCENTAGES]

Cash                                                                             12.00
Consumer Discretionary                                                            5.00
Consumer Staples                                                                  7.00
Energy                                                                            8.00
Financial                                                                        28.00
Health Care                                                                       6.00
Industrials                                                                      11.00
Information Technology                                                            8.00
Materials                                                                         4.00
Telecommunications Services                                                       5.00
Utilities                                                                         6.00

---------------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

  Performance shown for the Wells Fargo Variable Trust Equity Income Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Equity Value Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(4) The published return closest to the Fund's inception date of May 1, 1998.

(5) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(6) Portfolio holdings are subject to change.

(7) The chart compares the performance of the Wells Fargo Variable Trust Equity Value Fund since inception with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

                           VARIABLE TRUST GROWTH FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISOR
Wells Fargo Funds Management, LLC

SUB-ADVISOR
Wells Capital Management Incorporated

FUND MANAGER
Deborah Meacock

INCEPTION DATE
04/12/94

PERFORMANCE HIGHLIGHTS

     The Fund returned (19.21)%(1) for the 12-month period ended December 31, 2001, underperforming its benchmark, the S&P 500 Index(2), which returned (11.88)%. The Fund distributed no dividend income and $1.34 per share in capital gains during the period.

     The growth style of investing lagged the value style during 2001, as investors sought more conservative stocks in a period of diminished economic growth. The Fund was not immune to the trend. Large holdings in four sectors: industrials, information technology, telecommunications and utilities, contributed negatively to performance. Among technology issues, EMC and Cisco Systems generated large price declines, as did AES and Enron in the utilities sector. The utilities sector in general was affected by a downturn in the power generating industry. In response, we sold our Enron position and reduced our AES holdings. Consumer discretionary stocks provided the largest positive contribution to return during 2001.

     During the year we sold positions of General Electric, Household International, American International Group, and Cigna in order to reduce our overweight position in the financial and industrial sectors. We added Concord EFS and Electronic Data Systems, because we believed that these were steady growth companies that would augment our technology holdings.

STRATEGIC OUTLOOK

     We believe that investor expectations are quite high relative to the weakness in the economy. Instead, we expect 2002 to be a year of single-digit returns for the stock market. Accordingly, the Fund should be well positioned for a year of slow economic growth, with reduced positions in technology and other investments that require strong economic growth to do well. Also, we intend to emphasize health care and non-cyclical sectors of the economy that we expect to do well in the anticipated period of slow growth and economic recovery.

                           VARIABLE TRUST GROWTH FUND
                        GROWTH OF $10,000 INVESTMENT(6)
[GROWTH PERFORMANCE GRAPH]

                                                                      WFVT GROWTH FUND                   S & P 500 INDEX
                                                                      ----------------                   ---------------
                                                                           10000                              10000
                                                                           10110                              10164
6/94                                                                        9888                               9915
                                                                           10189                              10240
                                                                           10510                              10660
                                                                           10421                              10399
                                                                           10502                              10633
                                                                           10260                              10246
12/94                                                                      10446                              10398
                                                                           10507                              10667
                                                                           10994                              11083
                                                                           11236                              11409
                                                                           11389                              11745
                                                                           11930                              12213
6/95                                                                       12209                              12497
                                                                           12588                              12911
                                                                           12793                              12943
                                                                           13222                              13489
                                                                           12800                              13441
                                                                           13325                              14031
12/95                                                                      13496                              14301
                                                                           13747                              14787
                                                                           14259                              14925
                                                                           14296                              15068
                                                                           14768                              15289
                                                                           15135                              15682
6/96                                                                       14876                              15742
                                                                           14107                              15046
                                                                           14518                              15364
                                                                           15247                              16227
                                                                           15658                              16675
                                                                           16661                              17934
12/96                                                                      16524                              17579
                                                                           17473                              18678
                                                                           16966                              18823
                                                                           16376                              18050
                                                                           17036                              19125
                                                                           18117                              20294
6/97                                                                       18506                              21197
                                                                           20013                              22882
                                                                           18853                              21601
                                                                           19906                              22782
                                                                           18986                              22021
                                                                           19280                              23041
12/97                                                                      19389                              23437
                                                                           19747                              23695
                                                                           20809                              25404
                                                                           21808                              26704
                                                                           21959                              26977
                                                                           21623                              26513
6/98                                                                       22674                              27589
                                                                           22558                              27297
                                                                           19418                              23352
                                                                           20316                              24849
                                                                           21963                              26867
                                                                           23437                              28495
12/98                                                                      24975                              30136
                                                                           25935                              31405
                                                                           25063                              30425
                                                                           26256                              31642
                                                                           27054                              32867
                                                                           26218                              32091
6/99                                                                       27684                              33837
                                                                           26886                              32781
                                                                           26924                              32618
                                                                           26202                              31724
                                                                           27737                              33732
                                                                           28348                              34417
12/99                                                                      30074                              36444
                                                                           28738                              34615
                                                                           28352                              33961
                                                                           30885                              37282
                                                                           29762                              36160
                                                                           28963                              35419
6/00                                                                       30024                              36293
                                                                           29699                              35727
                                                                           31561                              37946
                                                                           29747                              35942
                                                                           28902                              35791
                                                                           25821                              32971
12/00                                                                      25985                              33133
                                                                           26325                              34309
                                                                           23817                              31180
                                                                           21881                              29203
                                                                           23653                              31472
                                                                           23735                              31683
6/01                                                                       22890                              30980
                                                                           22276                              30676
                                                                           20472                              28756
                                                                           18995                              27237
                                                                           19622                              27758
                                                                           20919                              29887
12/01                                                                      20994                              30150

AVERAGE ANNUAL TOTAL RETURN (AS OF DECEMBER 31, 2001)(1)

WELLS FARGO VARIABLE TRUST GROWTH FUND

1-Year                            (19.21)%
5-Year                              4.90%
Since Inception                    10.08%

BENCHMARK                     S&P 500 INDEX(2)
---------                     ----------------
1-Year                             (11.88)%
5-Year                              10.70%
Since Inception(3)                  15.03%

FUND CHARACTERISTICS (AS OF DECEMBER 31, 2001)

Beta*                              1.04
Price to Earnings Ratio
  (trailing 12 months)             28.6x
Price to Book Ratio                5.1x
Median Market Cap ($B)             $35.7
Portfolio Turnover                 50%
Number of Holdings                 66
NAV                                $14.08

---------------
* A measure of the Fund's sensitivity to market movements. The benchmark beta is
1.00 by definition.

TEN LARGEST EQUITY HOLDINGS (AS OF DECEMBER 31, 2001)(4)

NAME                                              % OF FUND
----                                              ---------
Citigroup Incorporated                              5.62%
Wal-Mart Stores Incorporated                        4.12%
Morgan Stanley & Co. Incorporated                   4.03%
Tyco International Limited                          4.01%
Microsoft Corporation                               3.91%
Exxon Mobil Corporation                             3.82%
FNMA                                                3.42%
American International Group                        3.26%
Pfizer Incorporated                                 3.19%
Goldman Sachs                                       3.14%

SECTOR DISTRIBUTION (AS OF DECEMBER 31, 2001)(5)
[PIE CHART NUMBERS ARE PERCENTAGES]

Cash                                                                              7.00
Consumer Discretionary                                                           14.00
Consumer Staples                                                                  7.00
Energy                                                                           10.00
Financial                                                                        18.00
Health Care                                                                      16.00
Industrials                                                                       9.00
Information Technology                                                           15.00
Telecommunications                                                                2.00
Utilities                                                                         2.00

---------------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

    Performance shown for the Wells Fargo Variable Trust Growth Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Growth Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) The published return closest to the Fund's inception date of April 12, 1994.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(5) Portfolio holdings are subject to change.

(6) The chart compares the performance of the Wells Fargo Variable Trust Growth Fund since inception with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

                    VARIABLE TRUST INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust International Equity Fund (the Fund) seeks total return, with an emphasis on capital appreciation, over the long-term.

ADVISOR
Wells Fargo Funds Management, LLC

SUB-ADVISOR
Wells Capital Management Incorporated

FUND MANAGERS
Cynthia Tusan, CFA
Sabrina Yih, CFA

INCEPTION DATE
07/03/00

PERFORMANCE HIGHLIGHTS

     The Fund returned (16.09)%(1) for the 12-month period ended December 31, 2001, outperforming its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(2), which returned (21.44)%.

     Despite a strong fourth quarter rally, international markets declined during 2001, led downward by the technology, media and telecommunications sectors. The global recession became a reality that was exacerbated by the September 11 terrorist attacks. Despite the fact that the crisis occurred on U.S. soil, the dollar continued to strengthen against most currencies, particularly the Japanese yen, which further weakened investment performance in dollar terms.

     The Fund's relative performance benefited from increased investments in the United Kingdom, among the world's strongest performing markets during 2001. Continental Europe also bounced back in the fourth quarter, although dramatic declines in U.S. interest rates did not have much of an effect because the European Central Bank was less proactive. We maintained our underweight position in Japan, a market that reached an 18-year low during 2001. The Bank of Japan cannot effectively ease monetary policy because interest rates are already near zero in that country.

     In emerging markets, Argentina's financial problems reached crisis proportions, leading to loan defaults, currency devaluation and political instability. Although the Fund did not have direct exposure to Argentina, its limited holdings in Spain suffered because of the extensive business ties between the two countries.

STRATEGIC OUTLOOK

     Our outlook regarding Continental Europe remains positive, as we believe that companies have become more shareholder-friendly in an environment of government deregulation. On the other hand, the outlook for structural reform has dimmed in Japan despite a pro-reform leadership. A global economic recovery may begin to unfold in the second half of 2002, driven by low interest rates, low inflation and newly affordable technology products and services which could improve efficiency in international companies.

                    VARIABLE TRUST INTERNATIONAL EQUITY FUND
                        GROWTH OF $10,000 INVESTMENT(6)
[GRAPH]

                                                               WFVT INTERNATIONAL EQUITY FUND            MSCI EAFE IX ND
                                                               ------------------------------            ---------------
7/3/00                                                                     10000                              10000
7/00                                                                        9670                               9581
8/00                                                                        9870                               9664
9/00                                                                        9280                               9194
10/00                                                                       9150                               8977
11/00                                                                       8650                               8640
12/00                                                                       8967                               8947
1/01                                                                        9187                               8942
2/01                                                                        8465                               8272
3/01                                                                        7914                               7720
4/01                                                                        8315                               8256
5/01                                                                        8255                               7965
6/01                                                                        8024                               7639
7/01                                                                        7813                               7500
8/01                                                                        7594                               7310
9/01                                                                        6882                               6954
10/01                                                                       7113                               7132
11/01                                                                       7374                               7396
12/01                                                                       7524                               7439

TOTAL RETURN (AS OF DECEMBER 31, 2001)(1)

WELLS FARGO VARIABLE TRUST INTERNATIONAL EQUITY FUND

1-Year                                (16.09)%
Since Inception                       (17.32)%

BENCHMARK                        MSCI EAFE INDEX(2)
---------                        ------------------
1-Year                                 (21.44)%
Since Inception(3)                     (20.95)%

FUND CHARACTERISTICS (AS OF DECEMBER 31, 2001)

Price to Earnings Ratio (trailing
  12 months)                          20.6x
Price to Book Ratio                   2.5x
Median Market Cap($B)                 $28.2
Portfolio Turnover                    41%
Number of Holdings                    75
NAV                                   $7.50

TEN LARGEST EQUITY HOLDINGS (AS OF DECEMBER 31, 2001)(4)

NAME                                              % OF FUND
----                                              ---------
UBS Warburg LLC                                     9.04%
Nestle S.A.                                         3.12%
Nintendo Company Limited                            2.86%
News Corporation Limited                            2.76%
Total Fina Elf S.A.-ADR                             2.65%
Suez S.A.                                           2.37%
Julius Baer Holding Limited                         2.35%
Cheung Kong Holdings                                2.30%
Boots Company PLC                                   2.06%
Philips Electronics NV                              2.03%

PORTFOLIO COMPOSITION (AS OF DECEMBER 31, 2001)(5)

[PIE CHART NUMBERS IN PERCENTAGES]

Continental Europe                                                                35
United Kingdom                                                                    22
Japan                                                                             14
Southeast Asia                                                                     8
Australia/New Zealand                                                              6
Emerging Markets                                                                   5
Other                                                                              1
Cash                                                                               9

---------------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(2) The Morgan Stanley Capital International/Europe, Australasia and Far East Index (MSCI EAFE) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an Index.

(3) The published return closest to the Fund's inception date of July 3, 2000.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(5) Portfolio holdings are subject to change.

(6) The chart compares the performance of the Wells Fargo Variable Trust International Equity Fund since inception with the MSCI EAFE Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

                    VARIABLE TRUST LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Large Company Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISOR
Wells Fargo Funds Management, LLC

SUB-ADVISOR
Peregrine Capital Management, Inc.

FUND MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

INCEPTION DATE
09/20/99

PERFORMANCE HIGHLIGHTS

     The Fund returned (20.88)%(1) for the 12-month period ended December 31, 2001, underperforming its benchmark, the S&P 500 Index(2), which returned (11.88)%.

     As an investment style, growth was out of favor for most of 2001, which affected the Fund negatively when compared to the S&P 500 Index, which is a mix of growth and value companies. However, the Fund made up some ground in the fourth quarter, when growth stocks significantly outperformed value.

     During 2001, the Fund's investments in Microsoft, Home Depot and Costco Wholesale performed well. Microsoft benefited in part from its success in fending off the federal government's antitrust allegations. Home Depot showed strength in an environment of strong mortgage refinancing activity, while Costco Wholesale's emphasis on low prices was viewed favorably in a recession. Poor performing stocks in the portfolio included EMC, Cisco Systems and Charles Schwab.

     During the period, we added Veritas, Concord EFS and Amgen to the Fund's portfolio. Veritas led the rapidly growing market of storage software. Concord EFS is a transaction processing company that led the emerging debit card market. Amgen is a biotechnology leader with strong research and development. We sold positions in Schlumberger, Coca Cola, JDS Uniphase and Merck seeking better growth opportunities elsewhere.

STRATEGIC OUTLOOK

     A low inflation/low interest rate environment should provide a solid backdrop to the stock market in 2002. In addition, the corporate profit outlook has improved. Many corporations have reduced their cost structures considerably, so that even a slight pickup in economic activity could produce earnings gains in 2002. Low inflation suggests that companies cannot raise prices very easily and must increase production of goods and services in order to achieve gains in revenue. We intend to invest in companies that we believe have growing production output and earnings in excess of the average company.

                    VARIABLE TRUST LARGE COMPANY GROWTH FUND
                        GROWTH OF $10,000 INVESTMENT(6)

[GRAPH NUMBERS IN PERCENTAGES]

                                                               WFVT LARGE COMPANY GROWTH FUND             S&P 500 INDEX
                                                               ------------------------------             -------------
                                                                          10000.00                           10000.00
9/99                                                                       9590.00                            9726.00
                                                                          10420.00                           10342.00
                                                                          10830.00                           10551.00
12/99                                                                     12030.00                           11173.00
                                                                          11800.00                           10612.00
                                                                          12000.00                           10412.00
3/00                                                                      13430.00                           11430.00
                                                                          13020.00                           11086.00
                                                                          12200.00                           10858.00
6/00                                                                      13130.00                           11127.00
                                                                          13230.00                           10953.00
                                                                          14000.00                           11633.00
9/00                                                                      13150.00                           11019.00
                                                                          13130.00                           10973.00
                                                                          12080.00                           10108.00
12/00                                                                     11960.00                           10158.00
                                                                          12150.00                           10518.00
                                                                          10320.00                            9559.00
3/01                                                                       9260.00                            8953.00
                                                                          10240.00                            9649.00
                                                                          10150.00                            9713.00
6/01                                                                       9880.00                            9498.00
                                                                           9700.00                            9405.00
                                                                           8843.00                            8816.00
9/01                                                                       8003.00                            8350.00
                                                                           8373.00                            8510.00
                                                                           9353.00                            9163.00
12/01                                                                      9463.00                            9243.00

AVERAGE ANNUAL TOTAL RETURN (AS OF DECEMBER 31, 2001)(1)

WELLS FARGO VARIABLE TRUST LARGE COMPANY GROWTH FUND

1-Year                            (20.88)%
Since Inception                    (2.38)%

BENCHMARK                     S&P 500 INDEX(2)
---------                     ----------------
1-Year                             (11.88)%
Since Inception(3)                  (3.63)%

FUND CHARACTERISTICS (AS OF DECEMBER 31, 2001)

Price to Earnings Ratio
  (trailing 12 months)             30x
Price to Book Ratio                5.2x
Median Market Cap($B)              $29.5
Portfolio Turnover                 14%
Number of Holdings                 30
NAV                                $9.46

TEN LARGEST EQUITY HOLDINGS (AS OF DECEMBER 31, 2001)(4)

NAME                                              % OF FUND
----                                              ---------
Microsoft Corporation                               6.69%
Home Depot Incorporated                             6.44%
Medtronic Incorporated                              5.86%
Intel Corporation                                   5.65%
Goldman Sachs Group Incorporated                    5.39%
Pfizer Incorporated                                 5.12%
Costco Wholesale Corporation                        5.10%
American Intl Group                                 5.06%
First Data Corporation                              5.02%
Charles Schwab Corporation                          4.17%

SECTOR DISTRIBUTION (AS OF DECEMBER 31, 2001)(5)
[PIE CHART NUMBERS ARE PERCENTAGES]

Consumer Discretionary                                                            14
Financial                                                                         18
Health Care                                                                       15
Industrials                                                                       26
Information Technology                                                            25
Cash                                                                               2

---------------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(2) The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) The published return closest to the Fund's inception date of September 20, 1999.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(5) Portfolio holdings are subject to change.

(6) The chart compares the performance of the Wells Fargo Variable Trust Large Company Growth Fund since inception with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

                        VARIABLE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Money Market Fund (the Fund) seeks high current income, while preserving capital and liquidity.

ADVISOR
Wells Fargo Funds Management, LLC

SUB-ADVISOR
Wells Capital Management Incorporated

FUND MANAGERS
Dave Sylvester
Laurie White

INCEPTION DATE
05/19/94

PERFORMANCE HIGHLIGHTS

     The Fund returned 3.73%(1) for the 12-month period ended December 31, 2001. The Fund distributed $0.04 per share in dividend income and no capital gains during the period.

     In an effort to stimulate the economy, the U.S. Federal Reserve Board cut short-term interest rates 11 times during the year, from 6.5% to 1.75%. Despite its yearlong efforts, U.S. Gross Domestic Product declined into negative territory during the third quarter, signaling a recession.

     Money market yields, which closely track the federal funds rate, also declined sharply during the year. The Fund was affected along with its industry peers. We minimized the Fund's sensitivity to interest rate changes by keeping the average maturity fairly long, locking in higher rates. We also were very aware of the deteriorating credit environment and diligently sought to maintain a pristine credit quality profile.

STRATEGIC OUTLOOK

     We believe that interest rates are approaching a bottom, although we do not anticipate that money market yields will move significantly higher in the near-term. We further believe that the U.S. economy is still struggling and monetary stimulus alone will not be the cure. In the near future, the Fund's yields may drop as higher yielding investments mature and are replaced with available lower yielding securities.

                        VARIABLE TRUST MONEY MARKET FUND

AVERAGE ANNUAL TOTAL RETURN (AS OF DECEMBER 31, 2001)(1)

WELLS FARGO VARIABLE TRUST MONEY MARKET FUND

1-Year                                 3.73%
5-Year                                 4.75%
Since Inception                        4.80%

FUND YIELD SUMMARY (AS OF DECEMBER 31, 2001)

7-Day Current Yield                    1.75%
7-Day Effective Yield                  1.77%
30-Day Simple Yield                    1.82%
30-Day Effective Yield                 1.83%

PORTFOLIO ALLOCATION (AS OF DECEMBER 31, 2001)(2)

[PIE CHART NUMBERS IN PERCENTAGES]

Corporate Bond                                                                    4.00
Notes                                                                             5.00
Federal Agencies                                                                  4.00
Commercial Paper                                                                 51.00
Certificates of Deposit                                                          14.00
Bank Notes                                                                        4.00
Repurchase Agreements                                                            18.00

FUND CHARACTERISTICS (AS OF DECEMBER 31, 2001)

Weighted Average Maturity          49 days
Number of Holdings                 36

MATURITY DISTRIBUTION (AS OF DECEMBER 31, 2001)(2)

[PIE CHART NUMBERS IN PERCENTAGES]

2-14 Days                                                                        33.00
15-29 Days                                                                       16.00
30-59 Days                                                                       30.00
60-89 Days                                                                       10.00
90-179 Days                                                                       7.00
180+ Days                                                                         4.00

---------------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate. The Fund's yield figures more closely reflect the current earnings of the Fund than the total return figures. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

 Performance shown for the Wells Fargo Variable Trust Money Market Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Money Market Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) Portfolio holdings are subject to change.

                      VARIABLE TRUST SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Wells Fargo Variable Trust Small Cap Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISOR
Wells Fargo Funds Management, LLC

SUB-ADVISOR
Wells Capital Management Incorporated

FUND MANAGERS
Tom Zeifang, CFA
Chris Greene

INCEPTION DATE
05/01/95

PERFORMANCE HIGHLIGHTS

     The Fund returned (24.37)%(1) for the 12-month period ended December 31, 2001, underperforming its benchmark, the Russell 2000 Index(2), which returned 2.49%.

     Most of the Fund's underperformance took place in the first quarter of 2001, when small-cap value stocks vastly outperformed the small-cap growth sector of the market. This preference for value over growth penalized the Fund against the benchmark, which is a blend of growth and value. Indeed, in the first half of 2001, the percentage of companies missing their earnings targets reached a recessionary extreme. As a result, companies lowered growth targets to levels more consistent with the prevailing business environment. However, the Fund made up some ground during the balance of the year, especially the fourth quarter of 2001, when growth generally outperformed value as investors looked ahead to a recovery in 2002.

STRATEGIC OUTLOOK

     The economic backdrop for small cap growth stocks is very favorable. Many investors shunned small cap stocks for much of the 1990s because they did not need to look beyond the attractive earnings growth of large cap companies, a condition that no longer exists. In terms of growth versus value, growth stocks are currently priced very attractively compared to more defensive companies. The Federal Reserve Board's aggressive actions in 2001, cutting short-term interest rates from 6.5% to 1.75%, may reaccelerate many growth sectors of the economy in 2002. Meanwhile, inflation remains very modest. We believe that many investors will take advantage of these overwhelmingly bullish conditions for growth stocks.

                      VARIABLE TRUST SMALL CAP GROWTH FUND
                        GROWTH OF $10,000 INVESTMENT(6)
[VARIABLE TRUST SMALL CAP GROWTH CHART]

                                                                 WFVT SMALL CAP GROWTH FUND             RUSSELL 2000 INDEX
                                                                 --------------------------             ------------------
                                                                          10000.00                           10000.00
                                                                          10040.00                           10172.00
6/95                                                                      10670.00                           10700.00
                                                                          11740.00                           11316.00
                                                                          11970.00                           11549.00
                                                                          11920.00                           11756.00
                                                                          11280.00                           11231.00
                                                                          11590.00                           11702.00
12/95                                                                     11595.00                           12011.00
                                                                          11636.00                           11999.00
                                                                          11957.00                           12374.00
                                                                          12484.00                           12626.00
                                                                          13891.00                           13301.00
                                                                          14419.00                           13827.00
6/96                                                                      13405.00                           13259.00
                                                                          12112.00                           12100.00
                                                                          13177.00                           12803.00
                                                                          13819.00                           13303.00
                                                                          14088.00                           13099.00
                                                                          14750.00                           13638.00
12/96                                                                     15243.00                           13997.00
                                                                          15571.00                           14277.00
                                                                          14690.00                           13931.00
                                                                          13482.00                           13274.00
                                                                          13087.00                           13311.00
                                                                          15729.00                           14792.00
6/97                                                                      16011.00                           15426.00
                                                                          17039.00                           16143.00
                                                                          17468.00                           16513.00
                                                                          18778.00                           17721.00
                                                                          17569.00                           16941.00
                                                                          16824.00                           16833.00
12/97                                                                     16735.00                           17129.00
                                                                          16341.00                           16860.00
                                                                          17889.00                           18108.00
                                                                          18387.00                           18856.00
                                                                          18427.00                           18962.00
                                                                          17089.00                           17941.00
6/98                                                                      17233.00                           17979.00
                                                                          15397.00                           16525.00
                                                                          11817.00                           13315.00
                                                                          12420.00                           14357.00
                                                                          12944.00                           14943.00
                                                                          13705.00                           15726.00
12/98                                                                     14312.00                           16699.00
                                                                          13865.00                           16921.00
                                                                          12563.00                           15550.00
                                                                          12287.00                           15793.00
                                                                          12984.00                           17208.00
                                                                          12958.00                           17459.00
6/99                                                                      13628.00                           18248.00
                                                                          13615.00                           17747.00
                                                                          13707.00                           17090.00
                                                                          14234.00                           17093.00
                                                                          16325.00                           17163.00
                                                                          19061.00                           18188.00
12/99                                                                     23797.00                           20247.00
                                                                          24323.00                           19921.00
                                                                          30309.00                           23210.00
                                                                          26402.00                           21680.00
                                                                          23179.00                           20375.00
                                                                          20719.00                           19187.00
6/00                                                                      25731.00                           20861.00
                                                                          24192.00                           20189.00
                                                                          27369.00                           21729.00
                                                                          26762.00                           21090.00
                                                                          23047.00                           20150.00
                                                                          17224.00                           18080.00
12/00                                                                     18424.00                           19634.00
                                                                          18637.00                           20656.00
                                                                          14803.00                           19301.00
                                                                          12655.00                           18358.00
                                                                          14732.00                           19793.00
                                                                          14750.00                           20280.00
6/01                                                                      15105.00                           20980.00
                                                                          14164.00                           19845.00
                                                                          13046.00                           19204.00
                                                                          10774.00                           18639.00
                                                                          12034.00                           19729.00
                                                                          12957.00                           21257.00
12/01                                                                     13933.00                           22568.00

AVERAGE ANNUAL TOTAL RETURN (AS OF DECEMBER 31, 2001)(1)

WELLS FARGO VARIABLE TRUST SMALL CAP GROWTH FUND


1-Year                              (24.37)%
5-Year                               (1.78)%
Since Inception                       5.10%

BENCHMARK                     RUSSELL 2000 INDEX(2)
---------                     ---------------------
1-Year                                  2.49%
5-Year                                  7.52%
Since Inception(3)                     11.05%

FUND CHARACTERISTICS (AS OF DECEMBER 31, 2001)

Beta*                                        1.20
Price to Earnings Ratio (trailing 12         26.0x
  months)
Price to Book Ratio                          2.4x
Median Market Cap($B)                        $0.85
Portfolio Turnover                           218%
Number of Holdings                           121
NAV                                          $7.85

* A measure of the Fund's sensitivity to market movements. The benchmark beta is
  1.00 by definition.

  TEN LARGEST EQUITY HOLDINGS (AS OF DECEMBER 31, 2001)(4)


UBS Warburg LLC                                   4.53%
NetIQ Corporation                                 3.26%
Agile Software Corporation                        2.49%
Advanced Digital Info                             2.23%
Endo Pharmaceuticals Holdings                     2.10%
First Horizon Pharmaceuticals                     1.97%
Exar Corporation                                  1.79%
Powerwave Technologies                            1.78%
Globespan Virata Incorporated                     1.75%
Covance Incorporated                              1.57%

SECTOR DISTRIBUTION (AS OF DECEMBER 31, 2001)(5)
[PIE CHART NUMBERS ARE PERCENTAGES]

Consumer Discretionary                                                           16.00
Energy                                                                            5.00
Financial                                                                         8.00
Health Care                                                                      26.00
Industrials                                                                       8.00
Information Technologies                                                         29.00
Materials                                                                         2.00
Telecommunications Services                                                       1.00
Cash                                                                              5.00

---------------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

Performance shown for the Wells Fargo Variable Trust Small Cap Growth Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock
Fund), its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The Russell 2000 Index is an index subset of the Russell 3000 Index and includes the 2,000 smallest stocks representing approximately 11% of the U.S. equity market. You cannot invest directly in an index.

(3) The published return closest to the Fund's inception date of May 1, 1995.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(5) Portfolio holdings are subject to change.

(6) The chart compares the performance of the Wells Fargo Variable Trust Small Cap Growth Fund since inception with the Russell 2000 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

SHARES                                   SECURITY NAME                                  VALUE
                  COMMON STOCK--68.80%
                  AMUSEMENT & RECREATION SERVICES--0.03%
      1,974       Harrah's Entertainment Incorporated+                               $     73,057
                  APPAREL & ACCESSORY STORES--0.29%
     14,493       Gap Incorporated                                                        202,032
      5,597       Kohl's Corporation+                                                     394,253
      7,271       Limited Incorporated                                                    107,029
      2,264       Nordstrom Incorporated                                                   45,801
                                                                                     ------------
                                                                                          749,115
                  APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS &
                  SIMILAR MATERIALS--0.07%
      2,037       Jones Apparel Group Incorporated+                                        67,567
        895       Liz Claiborne Incorporated                                               44,526
      1,952       V F Corporation                                                          76,148
                                                                                     ------------
                                                                                          188,241
                  AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS--0.05%
      1,865       AutoZone Incorporated+                                                  133,907
                  AUTOMOTIVE REPAIR, SERVICES & PARKING--0.01%
      1,094       Ryder System Incorporated                                                24,232
                  BUILDING CONSTRUCTION--GENERAL CONTRACTORS & OPERATIVE
                  BUILDERS--0.05%
      1,011       Centex Corporation                                                       57,718
        754       KB Home                                                                  30,235
        791       Pulte Homes Incorporated                                                 35,334
                                                                                     ------------
                                                                                          123,287
                  BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                  DEALERS--1.05%
     39,305       Home Depot Incorporated                                               2,004,948
     12,988       Lowe's Companies Incorporated                                           602,773
      2,626       Sherwin-Williams Company                                                 72,215
                                                                                     ------------
                                                                                        2,679,936

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

SHARES                                   SECURITY NAME                                  VALUE
                  BUSINESS SERVICES--6.19%
      4,023       Adobe Systems Incorporated                                         $    124,914
     74,715       AOL Time Warner Incorporated+                                         2,398,351
        883       Autodesk Incorporated                                                    32,909
     10,508       Automatic Data Processing Incorporated                                  618,921
      4,174       BMC Software Incorporated+                                               68,328
     15,657       Cendant Corporation+                                                    307,034
      3,171       Citrix Systems Incorporated+                                             71,855
      9,728       Computer Associates International Incorporated                          335,519
      2,830       Computer Sciences Corporation+                                          138,613
      6,268       Compuware Corporation+                                                   73,900
      8,178       Concord EFS Incorporated+                                               268,075
      2,882       Convergys Corporation+                                                  108,046
      1,163       Deluxe Corporation                                                       48,358
      7,913       Electronic Data Systems Corporation                                     542,436
      2,402       Equifax Incorporated                                                     58,008
      6,612       First Data Corporation                                                  518,711
      3,123       Fiserv Incorporated+                                                    132,165
      4,964       IMS Health Incorporated                                                  96,848
      5,966       Interpublic Group of Companies Incorporated                             176,236
      3,564       Intuit Incorporated+                                                    152,397
      1,350       Mercury Interactive Corporation+                                         45,873
     90,700       Microsoft Corporation+                                                6,010,689
      1,612       NCR Corporation+                                                         59,418
      5,938       Novell Incorporated+                                                     27,255
      3,143       Omnicom Group Incorporated                                              280,827
     94,527       Oracle Corporation+                                                   1,305,418
      4,553       Parametric Technology Corporation+                                       35,559
      4,931       PeopleSoft Incorporated+                                                198,226
      2,998       Robert Half International Incorporated+                                  80,047
      2,143       Sapient Corporation+                                                     16,544
      7,478       Siebel Systems Incorporated+                                            209,234
     54,910       Sun Microsystems Incorporated+                                          677,589
      1,829       TMP Worldwide Incorporated+                                              78,464
      5,371       Unisys Corporation+                                                      67,352
      6,666       Veritas Software Corporation+                                           298,770
      9,638       Yahoo! Incorporated+                                                    170,978
                                                                                     ------------
                                                                                       15,833,867

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

SHARES                                   SECURITY NAME                                  VALUE
                  CHEMICALS & ALLIED PRODUCTS--8.64%
     26,130       Abbott Laboratories                                                $  1,456,748
      3,863       Air Products & Chemicals Incorporated                                   181,213
        935       Alberto Culver Company Class B                                           41,832
     22,142       American Home Products Corporation                                    1,358,633
     17,621       Amgen Incorporated+                                                     994,529
      1,909       Avery Dennison Corporation                                              107,916
      4,009       Avon Products Incorporated                                              186,419
      2,508       Biogen Incorporated+                                                    143,834
     32,744       Bristol-Myers Squibb Company                                          1,669,944
      3,229       Chiron Corporation+                                                     141,559
      4,052       Clorox Company                                                          160,257
      9,447       Colgate-Palmolive Company                                               545,564
     15,177       Dow Chemical Company                                                    512,679
     17,498       E I du Pont de Nemours & Company                                        743,840
      1,296       Eastman Chemical Company                                                 50,570
      2,179       Ecolab Incorporated                                                      87,705
     18,907       Eli Lilly & Company                                                   1,484,956
      3,020       Forest Laboratories Incorporated+                                       247,489
      3,499       Genzyme Corporation+                                                    209,450
     17,818       Gillette Company                                                        595,121
        892       Great Lakes Chemical Corporation                                         21,658
      8,596       Immunex Corporation+                                                    238,195
      1,665       International Flavors & Fragrances Incorporated                          49,467
      3,855       King Pharmaceuticals Incorporated+                                      162,411
      3,561       MedImmune Incorporated+                                                 165,052
     38,542       Merck & Company Incorporated                                          2,266,270
    106,207       Pfizer Incorporated                                                   4,232,348
     21,936       Pharmacia Corporation                                                   935,570
      2,853       PPG Industries Incorporated                                             147,557
      2,771       Praxair Incorporated                                                    153,098
     21,891       Procter & Gamble Company                                              1,732,235
      3,749       Rohm & Haas Company                                                     129,828
     24,691       Schering-Plough Corporation                                             884,185
      1,339       Sigma Aldrich                                                            52,770
      1,716       Watson Pharmaceuticals Incorporated+                                     53,865
                                                                                     ------------
                                                                                       22,144,767

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

SHARES                                   SECURITY NAME                                  VALUE
                  COMMUNICATIONS--4.27%
      5,256       Alltel Corporation                                                 $    324,453
     58,665       AT&T Corporation                                                      1,064,183
     42,522       AT&T Wireless Services Incorporated+                                    611,041
      4,912       Avaya Incorporated+                                                      59,681
     31,580       BellSouth Corporation                                                 1,204,777
      2,388       CenturyTel Incorporated                                                  78,326
      4,612       Citizens Communications Company+                                         49,164
      9,946       Clear Channel Communications Incorporated+                              506,351
     15,994       Comcast Corporation Class A+                                            575,784
     12,929       Nextel Communications Incorporated Class A+                             141,702
     28,022       Qwest Communications International Incorporated                         395,951
     56,740       SBC Communications Incorporated                                       2,222,506
     14,957       Sprint Corporation (FON Group)                                          300,337
     15,900       Sprint Corporation (PCS Group)+                                         388,119
      3,566       Univision Communications Incorporated Class A+                          144,280
     45,604       Verizon Communications Incorporated                                   2,164,366
     48,742       WorldCom Incorporated--New WorldCom Group Company+                      686,287
                                                                                     ------------
                                                                                       10,917,308
                  DEPOSITORY INSTITUTIONS--6.34%
      6,244       AmSouth Bancorp                                                         118,012
     26,649       Bank of America Corporation                                           1,677,555
     12,460       Bank of New York Company Incorporated                                   508,368
     19,643       Bank One Corporation                                                    767,059
      7,160       BB&T Corporation                                                        258,548
      3,729       Charter One Financial Incorporated                                      101,242
     86,402       Citigroup Incorporated                                                4,361,573
      2,974       Comerica Incorporated                                                   170,410
      9,710       Fifth Third Bancorp                                                     597,942
     17,959       FleetBoston Financial Corporation                                       655,504
      2,664       Golden West Financial Corporation                                       156,776
      4,237       Huntington Bancshares Incorporated                                       72,834
     33,447       J P Morgan Chase & Company                                            1,215,798
      7,194       KeyCorp                                                                 175,102
      8,024       Mellon Financial Corporation                                            301,863
     10,139       National City Corporation                                               296,464
      3,742       Northern Trust Corporation                                              225,343
      4,879       PNC Financial Services Group Incorporated                               274,200
      3,881       Regions Financial Corporation                                           116,585
      5,783       SouthTrust Corporation                                                  142,667
      5,481       State Street Corporation                                                286,382
      4,886       SunTrust Banks Incorporated                                             306,352
      4,926       Synovus Financial Corporation                                           123,396
      2,278       Union Planters Corporation                                              102,806
     32,204       US Bancorp                                                              674,030
     23,260       Wachovia Corporation                                                    729,434
     14,827       Washington Mutual Incorporated                                          484,843
     28,844       Wells Fargo & Company++                                               1,253,272
      1,369       Zions Bancorporation                                                     71,982
                                                                                     ------------
                                                                                       16,226,342

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

SHARES                                   SECURITY NAME                                  VALUE
                  EATING & DRINKING PLACES--0.32%
      1,978       Darden Restaurants Incorporated                                    $     70,021
     21,794       McDonald's Corporation                                                  576,887
      2,454       Tricon Global Restaurants Incorporated+                                 120,737
      1,946       Wendy's International Incorporated                                       56,765
                                                                                     ------------
                                                                                          824,410
                  ELECTRIC, GAS & SANITARY SERVICES--2.28%
      9,036       AES Corporation+                                                        147,739
      2,113       Allegheny Energy Incorporated                                            76,533
      3,357       Allied Waste Industries Incorporated+                                    47,199
      2,322       Ameren Corporation                                                       98,221
      5,482       American Electric Power Company                                         238,631
      5,085       Calpine Corporation+                                                     85,377
      2,689       Cinergy Corporation                                                      89,893
      2,269       CMS Energy Corporation                                                   54,524
      3,594       Consolidated Edison Incorporated                                        145,054
      2,829       Constellation Energy Group Incorporated                                  75,110
      4,306       Dominion Resources Incorporated                                         258,791
      2,836       DTE Energy Company                                                      118,942
     13,018       Duke Energy Corporation                                                 511,087
      5,497       Dynegy Incorporated                                                     140,174
      5,524       Edison International                                                     83,412
      8,610       El Paso Corporation                                                     384,092
      3,772       Entergy Corporation                                                     147,523
      5,396       Exelon Corporation                                                      258,360
      5,109       FirstEnergy Corporation                                                 178,713
      2,990       FPL Group Incorporated                                                  168,636
      2,386       KeySpan Corporation                                                      82,675
      1,950       Kinder Morgan Incorporated                                              108,596
      5,749       Mirant Corporation+                                                      92,099
      2,745       Niagara Mohawk Holdings Incorporated+                                    48,669
        799       NICOR Incorporated                                                       33,270
      3,565       NiSource Incorporated                                                    82,209
      6,542       Pacific Gas & Electric Company                                          125,868
        557       People's Energy Corporation                                              21,127
      1,428       Pinnacle West Capital Corporation                                        59,762
      2,521       PPL Corporation                                                          87,857
      3,676       Progress Energy Incorporated                                            165,530
      3,519       Public Service Enterprise Group Incorporated                            148,467
      5,089       Reliant Energy Incorporated                                             134,960
      3,547       Sempra Energy                                                            87,079
     11,541       Southern Company                                                        292,564
      1,900       Teco Energy Incorporated                                                 49,856
      4,383       Texas Utilities Company                                                 206,658
     10,532       Waste Management Incorporated                                           336,076
      8,367       Williams Companies Incorporated                                         213,526
      5,769       XCEL Energy Incorporated                                                160,032
                                                                                     ------------
                                                                                        5,844,891

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

SHARES                                   SECURITY NAME                                  VALUE
                  ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                  COMPUTER EQUIPMENT--6.67%
     13,262       ADC Telecommunications Incorporated+                               $     61,005
      5,820       Advanced Micro Devices Incorporated+                                     92,305
      6,581       Altera Corporation+                                                     139,649
      3,357       American Power Conversion Corporation+                                   48,542
      6,105       Analog Devices Incorporated+                                            271,001
      1,391       Andrew Corporation+                                                      30,449
      5,080       Applied Micro Circuits Corporation+                                      57,506
      4,263       Broadcom Corporation+                                                   174,698
      4,792       CIENA Corporation+                                                       68,574
      2,897       Comverse Technology Incorporated+                                        64,806
      4,150       Conexant Systems Incorporated+                                           59,594
      7,223       Emerson Electric Company                                                412,433
    167,450       General Electric Company                                              6,711,396
    113,360       Intel Corporation                                                     3,565,172
     22,259       JDS Uniphase Corporation+                                               194,321
      5,350       Linear Technology Corporation                                           208,864
      6,119       LSI Logic Corporation+                                                   96,558
     57,519       Lucent Technologies Incorporated                                        361,795
      5,526       Maxim Integrated Products Incorporated+                                 290,170
      1,308       Maytag Corporation                                                       40,587
     10,032       Micron Technology Incorporated+                                         310,992
      3,338       Molex Incorporated+                                                     103,311
     37,016       Motorola Incorporated                                                   555,980
      2,978       National Semiconductor Corporation+                                      91,693
      5,517       Network Appliance Incorporated+                                         120,657
     53,906       Nortel Networks Corporation                                             404,295
      2,434       Novellus Systems Incorporated+                                           96,021
      2,201       NVIDIA Corporation+                                                     147,247
      2,322       PMC-Sierra Incorporated+                                                 49,366
      1,344       Power-One Incorporated+                                                  13,991
      1,601       Qlogic Corporation+                                                      71,261
     12,730       Qualcomm Incorporated+                                                  642,865
      8,084       Sanmina Corporation+                                                    160,872
      2,769       Scientific-Atlanta Incorporated                                          66,290
      6,944       Tellabs Incorporated+                                                   104,368
     29,270       Texas Instruments Incorporated                                          819,560
        972       Thomas & Betts Corporation                                               20,558
      3,152       Vitesse Semiconductor Corporation+                                       39,274
      1,146       Whirlpool Corporation                                                    84,036
      5,592       Xilink Incorporated+                                                    218,368
                                                                                     ------------
                                                                                       17,070,430
                  ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED
                  SERVICES--0.20%
      1,278       Fluor Corporation                                                        47,797
      7,285       Halliburton Company                                                      95,434
      2,725       Moody's Corporation                                                     108,619
      6,304       Paychex Incorporated                                                    220,892
      2,017       Quintiles Transnational Corporation+                                     32,433
                                                                                     ------------
                                                                                          505,175

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

SHARES                                   SECURITY NAME                                  VALUE
                  FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                  EQUIPMENT--0.44%
        477       Ball Corporation                                                   $     33,724
      1,569       Cooper Industries Incorporated                                           54,789
      1,045       Crane Company                                                            26,794
      2,642       Fortune Brands Incorporated                                             104,597
      5,087       Illinois Tool Works Incorporated                                        344,492
      7,310       Lockheed Martin Corporation                                             341,158
      7,687       Masco Corporation                                                       188,332
      1,008       Snap-On Incorporated                                                     33,929
                                                                                     ------------
                                                                                        1,127,815
                  FOOD & KINDRED PRODUCTS--2.50%
        648       Adolph Coors Company                                                     34,603
     15,131       Anheuser Busch Companies Incorporated                                   684,073
     11,195       Archer Daniels Midland Company                                          160,648
      6,950       Campbell Soup Company                                                   207,597
     41,905       Coca-Cola Company                                                     1,975,821
      7,234       Coca-Cola Enterprises Incorporated                                      137,012
      9,119       ConAgra Foods Incorporated                                              216,759
      5,883       General Mills Incorporated                                              305,975
      5,899       Heinz (H J) Company                                                     242,567
      1,895       Hercules Incorporated+                                                   18,950
      2,311       Hershey Foods Corporation                                               156,455
      6,900       Kellogg Company                                                         207,690
      4,888       Pepsi Bottling Group Incorporated                                       114,868
     29,755       PepsiCo Incorporated                                                  1,448,771
     13,267       Sara Lee Corporation                                                    294,925
      3,821       Wrigley (Wm) Jr Company                                                 196,285
                                                                                     ------------
                                                                                        6,402,999
                  FOOD STORES--0.26%
      6,827       Albertson's Incorporated                                                214,982
     13,684       Kroger Company+                                                         285,585
      6,438       Starbucks Corporation+                                                  122,644
      2,455       Winn-Dixie Stores Incorporated                                           34,984
                                                                                     ------------
                                                                                          658,195
                  FORESTRY--0.07%
      3,611       Weyerhaeuser Company                                                    195,283



                  FURNITURE & FIXTURES--0.15%
      1,448       Johnson Controls Incorporated                                           116,926
      3,360       Leggett & Platt                                                          77,280
      4,526       Newell Rubbermaid Incorporated                                          124,782
      3,161       Rockwell Collins                                                         61,640
                                                                                     ------------
                                                                                          380,628

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

SHARES                                   SECURITY NAME                                  VALUE
                  GENERAL MERCHANDISE STORES--2.39%
      1,987       Big Lots Incorporated                                              $     20,665
      1,530       Dillards Incorporated Class A                                            24,480
      5,581       Dollar General Corporation                                               83,157
      2,938       Family Dollar Stores Incorporated                                        88,081
      3,324       Federated Department Stores Incorporated+                               135,952
      4,443       JC Penney Company Incorporated                                          119,517
      8,370       K Mart Corporation+                                                      45,700
      5,037       May Department Stores Company                                           186,268
      5,590       Sears Roebuck & Company                                                 266,308
     15,165       Target Corporation                                                      622,523
      4,704       TJX Companies Incorporated                                              187,501
     75,314       Wal-Mart Stores Incorporated                                          4,334,321
                                                                                     ------------
                                                                                        6,114,473
                  HEALTH SERVICES--0.34%
      8,932       HCA Incorporated                                                        344,239
      3,400       Health Management Associates Incorporated+                               62,560
      6,621       Healthsouth Corporation+                                                 98,123
      1,788       Manor Care Incorporated+                                                 42,393
      5,445       Tenet Healthcare Corporation+                                           319,730
                                                                                     ------------
                                                                                          867,045
                  HEAVY CONSTRUCTION OTHER THAN BUILDING
                  CONSTRUCTION-CONTRACTORS--0.01%
      1,076       McDermott International Incorporated+                                    13,203



                  HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES--0.24%
      4,864       Bed Bath & Beyond Incorporated+                                         164,890
      3,536       Best Buy Company Incorporated+                                          263,361
      3,521       Circuit City Stores Incorporated--Circuit City Group                     91,370
      3,157       Radioshack Corporation                                                   95,026
                                                                                     ------------
                                                                                          614,647



                  HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES--0.13%
      6,328       Hilton Hotels Corporation                                                69,102
      4,145       Marriott International Incorporated Class A                             168,494
      3,406       Starwood Hotels & Resorts of Worldwide Incorporated                     101,669
                                                                                     ------------
                                                                                          339,265

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

SHARES                                   SECURITY NAME                                  VALUE
                  INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                  EQUIPMENT--4.85%
      5,926       Apple Computer Incorporated+                                       $    129,779
     13,703       Applied Materials Incorporated+                                         549,490
      5,632       Baker Hughes Incorporated                                               205,399
      1,405       Black & Decker Corporation                                               53,011
      5,844       Caterpillar Incorporated                                                305,349
    123,446       Cisco Systems Incorporated+                                           2,235,607
     28,514       Compaq Computer Corporation                                             278,297
        699       Cummins Incorporated                                                     26,939
      3,963       Deere & Company                                                         173,025
     43,909       Dell Computer Corporation+                                            1,193,447
      3,453       Dover Corporation                                                       128,003
      1,186       Eaton Corporation                                                        88,250
     37,220       EMC Corporation+                                                        500,237
      5,591       Gateway Incorporated+                                                    44,952
     32,800       Hewlett-Packard Company                                                 673,712
     29,123       IBM Corporation                                                       3,522,718
      2,729       Ingersoll-Rand Company                                                  114,099
      1,305       International Game Technology+                                           89,235
      3,203       Jabil Circuit Incorporated+                                              72,772
      2,189       Lexmark International Incorporated+                                     129,151
      6,698       Minnesota Mining & Manufacturing Company                                791,771
      2,104       Pall Corporation                                                         50,622
      9,757       Palm Incorporated+                                                       37,857
      2,025       Parker-Hannifin Corporation                                              92,968
      4,161       Pitney Bowes Incorporated                                               156,495
     12,568       Solectron Corporation+                                                  141,767
      1,445       Stanley Works                                                            67,294
      3,817       Symbol Technologies Incorporated                                         60,614
      7,938       United Technologies Corporation                                         513,033
                                                                                     ------------
                                                                                       12,425,893
                  INSURANCE AGENTS, BROKERS & SERVICE--0.27%
      4,450       AON Corporation                                                         158,064
      2,911       Humana Incorporated+                                                     34,321
      4,695       Marsh & McLennan Companies Incorporated                                 504,478
                                                                                     ------------
                                                                                          696,863

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

SHARES                                   SECURITY NAME                                  VALUE
                  INSURANCE CARRIERS--3.03%
      2,474       Aetna Incorporated                                                 $     81,617
      8,858       AFLAC Incorporated                                                      217,552
     12,242       Allstate Corporation                                                    412,555
      1,753       Ambac Financial Group Incorporated                                      101,429
     44,123       American International Group Incorporated                             3,503,366
      2,937       Chubb Corporation                                                       202,653
      2,491       CIGNA Corporation                                                       230,791
      2,689       Cincinnati Financial Corporation                                        102,585
      5,651       Conseco Incorporated+                                                    25,203
      4,016       Hartford Financial Services Group                                       252,325
      2,619       Jefferson Pilot Corporation                                             121,181
      5,028       John Hancock Financial Services Incorporated                            207,656
      3,146       Lincoln National Corporation                                            152,801
      3,359       Loews Corporation                                                       186,021
      2,495       MBIA Incorporated                                                       133,807
     12,619       MetLife Incorporated                                                    399,770
      1,776       MGIC Investment Corporation                                             109,615
      1,237       Progressive Corporation                                                 184,684
      2,173       Safeco Corporation                                                       67,689
      3,668       St Paul Companies Incorporated                                          161,282
      2,173       Torchmark Corporation                                                    85,464
      5,359       UnitedHealth Group Incorporated                                         379,256
      4,065       UnumProvident Corporation                                               107,763
      1,064       Wellpoint Health Networks Incorporated+                                 124,328
      2,193       XL Capital Limited                                                      200,352
                                                                                     ------------
                                                                                        7,751,745
                  LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE--0.05%
      3,856       Georgia Pacific Group                                                   106,464
      1,803       Louisiana Pacific Corporation                                            15,217
                                                                                     ------------
                                                                                          121,681

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

SHARES                                   SECURITY NAME                                  VALUE
                  MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
                  PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS--1.74%
      7,742       Agilent Technologies Incorporated+                                 $    220,724
      2,233       Allergan Incorporated                                                   167,587
      3,621       Applera Corporation-Applied Biosystems Group                            142,197
        884       Bausch & Lomb Incorporated                                               33,291
      9,977       Baxter International Incorporated                                       535,067
      4,402       Becton Dickinson & Company                                              145,926
      4,586       Biomet Incorporated                                                     141,707
      6,758       Boston Scientific Corporation+                                          163,003
        859       CR Bard Incorporated                                                     55,406
      2,399       Danaher Corporation                                                     144,684
      4,886       Eastman Kodak Company                                                   143,795
      5,168       Guidant Corporation+                                                    257,366
      3,151       KLA-Tencor Corporation+                                                 156,164
     20,380       Medtronic Incorporated                                                1,043,660
        794       Millipore Corporation                                                    48,196
      1,751       PerkinElmer Incorporated                                                 61,320
      6,067       Raytheon Company                                                        196,995
      1,422       St Jude Medical Incorporated+                                           110,418
      3,314       Stryker Corporation                                                     193,438
      1,598       Tektronix Incorporated+                                                  41,196
      2,919       Teradyne Incorporated+                                                   87,979
      3,049       Thermo Electron Corporation+                                             72,749
      1,800       Waters Corporation+                                                      69,702
     11,635       Xerox Corporation                                                       121,237
      3,279       Zimmer Holdings Incorporated+                                           100,141
                                                                                     ------------
                                                                                        4,453,948
                  METAL MINING--0.16%
      9,124       Barrick Gold Corporation                                                145,528
      2,527       Freeport-McMoran Cooper & Gold Incorporated Class B+                     33,837
      3,082       Inco Limited+                                                            52,209
      3,287       Newmont Mining Corporation                                               62,815
      1,330       Phelps Dodge Corporation                                                 43,092
      5,555       Placer Dome Incorporated                                                 60,605
                                                                                     ------------
                                                                                          398,086
                  MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT
                  FUELS--0.03%
      1,685       Vulcan Materials Company                                                 80,779



                  MISCELLANEOUS MANUFACTURING INDUSTRIES--0.87%
      2,948       Hasbro Incorporated                                                      47,846
      7,284       Mattel Incorporated                                                     125,285
      2,464       Tiffany & Company                                                        77,542
     33,339       Tyco International Limited                                            1,963,667
                                                                                     ------------
                                                                                        2,214,340

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

SHARES                                   SECURITY NAME                                  VALUE
                  MISCELLANEOUS RETAIL--0.55%
      7,575       Costco Wholesale Corporation+                                      $    336,179
      6,628       CVS Corporation                                                         196,189
      5,033       Office Depot Incorporated+                                               93,312
      7,698       Staples Incorporated+                                                   143,953
      3,366       Toys R Us Incorporated+                                                  69,811
     17,180       Walgreen Company                                                        578,279
                                                                                     ------------
                                                                                        1,417,723
                  MOTION PICTURES--0.28%
     34,959       Walt Disney Company                                                     724,350



                  NONDEPOSITORY CREDIT INSTITUTIONS--1.71%
     22,338       American Express Company                                                797,243
      3,444       Capital One Financial Corporation                                       185,804
      2,051       Countrywide Credit Industries Incorporated                               84,029
     11,666       Federal Home Loan Mortgage Corporation                                  762,956
     16,877       Federal National Mortgage Association                                 1,341,722
      7,847       Household International Incorporated                                    454,655
     14,410       MBNA Corporation                                                        507,232
      4,933       Providian Financial Corporation                                          17,512
      2,722       USA Education Incorporated                                              228,702
                                                                                     ------------
                                                                                        4,379,855
                  OIL & GAS EXTRACTION--0.71%
      4,256       Anadarko Petroleum Corporation                                          241,953
      2,287       Apache Corporation                                                      114,071
      3,538       Burlington Resources Incorporated                                       132,817
      2,165       Devon Energy Corporation                                                 83,677
      1,992       EOG Resources Incorporated                                               77,907
      1,577       Kerr McGee Corporation                                                   86,420
      2,478       Nabors Industries Incorporated+                                          85,070
      2,245       Noble Drilling Corporation+                                              76,420
      6,259       Occidental Petroleum Corporation                                        166,051
      1,606       Rowan Companies Incorporated+                                            31,108
      9,638       Schlumberger Limited                                                    529,608
      5,380       Transocean Sedco Forex Incorporated                                     181,952
                                                                                     ------------
                                                                                        1,807,054
                  PAPER & ALLIED PRODUCTS--0.48%
        911       Bemis Company Incorporated                                               44,803
        954       Boise Cascade Corporation                                                32,446
      8,132       International Paper Company                                             328,126
      8,965       Kimberly-Clark Corporation                                              536,107
      1,694       Mead Corporation                                                         52,328
      2,719       Pactiv Corporation+                                                      48,262
        869       Temple Inland Incorporated                                               49,298
      1,715       Westvaco Corporation                                                     48,792
      1,868       Willamette Industries Incorporated                                       97,360
                                                                                     ------------
                                                                                        1,237,522

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

SHARES                                   SECURITY NAME                                  VALUE
                  PERSONAL SERVICES--0.11%
      2,831       Cintas Corporation                                                 $    136,992
      3,119       H&R Block Incorporated                                                  139,419
                                                                                     ------------
                                                                                          276,411
                  PETROLEUM REFINING & RELATED INDUSTRIES--3.56%
      1,513       Amerada Hess Corporation                                                 94,563
      1,166       Ashland Incorporated                                                     53,729
     18,001       ChevronTexaco Corporation                                             1,613,070
     10,534       Conoco Incorporated                                                     298,112
    115,549       Exxon Mobil Corporation                                               4,541,076
      6,380       Phillips Petroleum Company                                              384,459
     36,071       Royal Dutch Petroleum Company ADR                                     1,768,200
      1,439       Sunoco Incorporated                                                      53,732
      4,083       Unocal Corporation                                                      147,274
      5,261       USX-Marathon Group Incorporated                                         157,830
                                                                                     ------------
                                                                                        9,112,045
                  PRIMARY METAL INDUSTRIES--0.36%
      5,372       Alcan Incorporated                                                      193,016
     14,586       Alcoa Incorporated                                                      518,532
      1,360       Allegheny Technologies Incorporated                                      22,780
      2,262       Engelhard Corporation                                                    62,612
      1,351       Nucor Corporation                                                        71,549
      1,551       USX-US Steel Group Incorporated+                                         28,089
      1,451       Worthington Industries Incorporated                                      20,604
                                                                                     ------------
                                                                                          917,182
                  PRINTING, PUBLISHING & ALLIED INDUSTRIES--0.94%
      1,142       American Greetings Corporation                                           15,737
      1,462       Dow Jones & Company Incorporated                                         80,015
      4,484       Gannett Company Incorporated                                            301,459
      1,279       Knight-Ridder Incorporated                                               83,045
      3,313       McGraw-Hill Companies Incorporated                                      202,027
        843       Meredith Corporation                                                     30,053
      2,738       New York Times Company Class A                                          118,419
      2,015       RR Donnelley & Sons Company                                              59,825
      5,101       Tribune Company                                                         190,930
     30,061       Viacom Incorporated Class B+                                          1,327,193
                                                                                     ------------
                                                                                        2,408,703
                  RAILROAD TRANSPORTATION--0.26%
      6,615       Burlington Northern Santa Fe Corporation                                188,726
      3,576       CSX Corporation                                                         125,339
      6,501       Norfolk Southern Corporation                                            119,163
      4,174       Union Pacific Corporation                                               237,918
                                                                                     ------------
                                                                                          671,146

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

SHARES                                   SECURITY NAME                                  VALUE
                  RUBBER & MISCELLANEOUS PLASTICS PRODUCTS--0.18%
      1,298       Cooper Tire & Rubber Company                                       $     20,716
      2,745       Goodyear Tire & Rubber Company                                           65,358
      4,589       Nike Incorporated Class B                                               258,085
      1,053       Reebok International Limited+                                            27,905
      1,418       Sealed Air Corporation+                                                  57,883
      1,032       Tupperware Corporation                                                   19,866
                                                                                     ------------
                                                                                          449,813
                  SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
                  SERVICES--1.11%
      1,596       Bear Stearns Companies Incorporated                                      93,589
     23,437       Charles Schwab Corporation                                              362,570
      4,449       Franklin Resources Incorporated                                         156,916
      4,129       Lehman Brothers Holding Incorporated                                    275,817
     14,152       Merrill Lynch & Company Incorporated                                    737,602
     18,732       Morgan Stanley Dean Witter & Company                                  1,047,868
      3,682       Stilwell Financial Incorporated                                         100,224
      2,055       T Rowe Price Group Incorporated                                          71,370
                                                                                     ------------
                                                                                        2,845,956
                  STONE, CLAY, GLASS & CONCRETE PRODUCTS--0.06%
     15,784       Corning Incorporated                                                    140,793



                  TOBACCO PRODUCTS--0.70%
     36,771       Philip Morris Companies Incorporated                                  1,685,950
      2,751       UST Incorporated                                                         96,285
                                                                                     ------------
                                                                                        1,782,235
                  TRANSPORTATION BY AIR--0.25%
      2,629       AMR Corporation+                                                         58,285
      2,097       Delta Airlines Incorporated                                              61,358
      5,133       Fedex Corporation+                                                      266,300
     12,910       Southwest Airlines Company                                              238,577
      1,136       US Airways Group Incorporated+                                            7,202
                                                                                     ------------
                                                                                          631,722

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

SHARES                                   SECURITY NAME                                  VALUE
                  TRANSPORTATION EQUIPMENT--1.35%
     14,397       Boeing Company                                                     $    558,316
      1,565       Brunswick Corporation                                                    34,054
      2,602       Dana Corporation                                                         36,116
      9,546       Delphi Automotive Systems Corporation                                   130,398
     30,913       Ford Motor Company                                                      485,952
      3,379       General Dynamics Corporation                                            269,104
      9,228       General Motors Corporation                                              448,481
      2,916       Genuine Parts Company                                                   107,017
      1,802       Goodrich Corporation                                                     47,969
      5,118       Harley Davidson Incorporated                                            277,959
     13,640       Honeywell International Incorporated                                    461,305
      1,484       ITT Industries Incorporated                                              74,942
      1,020       Navistar International Corporation                                       40,290
      1,706       Northrop Grumman Corporation                                            171,982
      1,297       PACCAR Incorporated                                                      85,109
      3,161       Rockwell International Corporation                                       56,455
      2,426       Textron Incorporated                                                    100,582
      2,098       TRW Incorporated                                                         77,710
                                                                                     ------------
                                                                                        3,463,741
                  TRANSPORTATION SERVICES--0.04%
      2,205       Sabre Holdings Corporation+                                              93,382



                  WATER TRANSPORTATION--0.11%
      9,898       Carnival Corporation                                                    277,936



                  WHOLESALE TRADE--DURABLE GOODS--1.23%
      1,577       Grainger (W W) Incorporated                                              75,696
     51,504       Johnson & Johnson                                                     3,043,886
      2,251       Visteon Corporation                                                      33,855
                                                                                     ------------
                                                                                        3,153,437
                  WHOLESALE TRADE--NONDURABLE GOODS--0.82%
      1,526       AmerisourceBergen Corporation                                            96,977
      1,163       Brown-Forman Corporation                                                 72,804
      7,518       Cardinal Health Incorporated                                            486,114
      4,809       McKesson Corporation                                                    179,857
      8,510       Safeway Incorporated+                                                   355,293
      2,262       Supervalu Incorporated                                                   50,035
     11,340       Sysco Corporation                                                       297,335
      9,662       Unilever NV ADR                                                         556,628
                                                                                     ------------
                                                                                        2,095,043
                  TOTAL COMMON STOCK
                  (Cost $192,385,380)                                                 176,081,902



                  REAL ESTATE INVESTMENT TRUST--0.12%
      6,500       Equity Office Properties Trust                                          195,520
      4,000       Equity Residential Properties Trust                                     114,840
                                                                                     ------------
                  TOTAL REAL ESTATE INVESTMENT TRUST
                  (Cost $315,424)                                                         310,360

WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND--DECEMBER 31, 2001

                                                                               INTEREST       MATURITY
PRINCIPAL                               SECURITY NAME                            RATE           DATE            VALUE
                 U.S. TREASURY BONDS--27.70%
$3,990,000       U.S. Treasury Bonds                                             7.25%         8/15/22       $  4,695,731
 1,510,000       U.S. Treasury Bonds                                             7.63         11/15/22          1,848,215
 3,200,000       U.S. Treasury Bonds                                             7.13          2/15/23          3,726,125
 5,060,000       U.S. Treasury Bonds                                             6.25          8/15/23          5,356,485
 5,840,000       U.S. Treasury Bonds                                             7.50         11/15/24          7,116,589
 2,420,000       U.S. Treasury Bonds                                             7.63          2/15/25          2,990,118
 2,320,000       U.S. Treasury Bonds                                             6.88          8/15/25          2,646,976
 2,926,000       U.S. Treasury Bonds                                             6.00          2/15/26          3,015,609
 3,010,000       U.S. Treasury Bonds                                             6.75          8/15/26          3,398,242
 2,770,000       U.S. Treasury Bonds                                             6.50         11/15/26          3,038,992
 3,700,000       U.S. Treasury Bonds                                             6.63          2/15/27          4,123,043
 4,660,000       U.S. Treasury Bonds                                             6.38          8/15/27          5,049,911
 3,010,000       U.S. Treasury Bonds                                             6.13         11/15/27          3,166,261
 1,630,000       U.S. Treasury Bonds                                             5.50          8/15/28          1,579,253
 2,380,000       U.S. Treasury Bonds                                             5.25         11/15/28          2,229,205
 1,740,000       U.S. Treasury Bonds                                             5.25          2/15/29          1,633,629
 2,520,000       U.S. Treasury Bonds                                             6.13          8/15/29          2,674,547
 6,900,000       U.S. Treasury Bonds                                             6.25          5/15/30          7,474,369
 5,201,000       U.S. Treasury Bonds                                             5.38          2/15/31          5,127,864
                                                                                                             ------------
                 TOTAL U.S. TREASURY BONDS
                 (Cost $68,613,323)                                                                            70,891,164



                 SHORT-TERM INVESTMENTS--2.93%
                 U.S. TREASURY BILLS--2.93%
 4,880,000       U.S. Treasury Bills                                            1.89@           2/7/02          4,871,997
 2,328,000       U.S. Treasury Bills                                            1.70@           3/7/02          2,321,007
   300,000       U.S. Treasury Bills#                                           1.72@          3/28/02            298,794
                                                                                                             ------------
                 TOTAL SHORT-TERM INVESTMENTS
                 (Cost $7,490,730)                                                                              7,491,798

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $268,804,857)*                       99.55%                                             $254,775,224
                 Other Assets and Liabilities, Net           0.45                                                 1,163,071
                                                            -----                                               -----------
                 TOTAL NET ASSETS                          100.00%                                             $255,938,295
                                                           ------                                              ------------
                                                           ------                                              ------------

--------------------------------------------------------------------------------
+ Non-income earning securities.
# Security pledged as collateral for futures transactions.
 @ Yield to maturity.
++ Security of an affiliate of the fund with a cost of $1,176,689.
* Cost for federal income tax purposes is $270,612,275 and net unrealized depreciation consists of:

                 Gross Unrealized Appreciation       $ 25,850,750
                 Gross Unrealized Depreciation        (41,687,801)
                                                     ------------
                 NET UNREALIZED DEPRECIATION         $(15,837,051)
                                                     ============

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST CORPORATE BOND FUND--DECEMBER 31, 2001

                                                                               INTEREST       MATURITY
PRINCIPAL                               SECURITY NAME                            RATE           DATE            VALUE
                 CORPORATE BONDS & NOTES--87.65%
                 AGRICULTURAL PRODUCTION--LIVESTOCK & ANIMAL
                 SPECIALTIES--0.39%
$  265,000       Pilgrim's Pride Corporation                                      9.63%        9/15/11       $    282,225



                 AMUSEMENT & RECREATION SERVICES--1.11%
   245,000       Herbst Gaming Incorporated++                                    10.75          9/1/08            254,494
   250,000       Hollywood Park Incorporated                                      9.25         2/15/07            216,250
   220,000       Intrawest Corporation                                           10.50          2/1/10            220,275
   115,000       Park Place Entertainment Corporation                             9.38         2/15/07            120,175
                                                                                                             ------------
                                                                                                                  811,194
                 BUILDING CONSTRUCTION--GENERAL CONTRACTORS & OPERATIVE
                 BUILDERS--0.54%
    90,000       DR Horton Incorporated                                          10.00         4/15/06             92,700
   290,000       KB Home                                                          9.50         2/15/11            295,800
                                                                                                             ------------
                                                                                                                  388,500
                 BUSINESS SERVICES--2.21%
   765,000       Cendant Corporation++                                            6.88         8/15/06            738,940
    45,000       Hanover Equipment Trust++                                        8.50          9/1/08             46,800
   700,000       Oracle Corporation                                               6.72         2/15/04            738,856
    95,000       SESI LLC                                                         8.88         5/15/11             89,300
                                                                                                             ------------
                                                                                                                1,613,896
                 CHEMICALS & ALLIED PRODUCTS--6.37%
   460,000       American Home Products Corporation                               7.25          3/1/23            472,072
   190,000       Dow Chemical Company                                             6.13          2/1/11            191,721
   215,000       Dow Chemical Company                                             7.38         11/1/29            237,298
   310,000       E I du Pont de Nemours & Company                                 6.88        10/15/09            333,810
    90,000       Equistar Chemical                                               10.13          9/1/08             90,450
   120,000       Georgia Gulf Corporation                                        10.38         11/1/07            125,400
   325,000       IMC Global Incorporated                                         11.25          6/1/11            346,125
    65,000       Lyondell Chemical Company                                        9.50        12/15/08             64,350
   100,000       Macdermid Incorporated                                           9.13         7/15/11            102,500
 1,250,000       Merck & Company Incorporated                                     6.40          3/1/28          1,243,309
   235,000       Millennium America Incorporation                                 9.25         6/15/08            239,700
    90,000       OM Group Incorporated++                                          9.25        12/15/11             91,800
 1,000,000       Pfizer Incorporated                                              5.63          2/1/06          1,028,223
    80,000       Vicar Operating Incorporated                                     9.88         12/1/09             81,600
                                                                                                             ------------
                                                                                                                4,648,358

WELLS FARGO VARIABLE TRUST CORPORATE BOND FUND--DECEMBER 31, 2001

                                                                               INTEREST       MATURITY
PRINCIPAL                               SECURITY NAME                            RATE           DATE            VALUE
                 COMMUNICATIONS--9.12%
$  210,000       Adelphia Communications Series B                                10.50%        7/15/04       $    210,787
   220,000       American Tower Corporation                                       9.38          2/1/09            177,100
   450,000       AT&T Wireless Services Incorporated                              7.88          3/1/11            481,054
   325,000       British Telecommunications plc                                   7.88        12/15/05            348,142
   100,000       Charter Communications Holdings LLC                              8.63          4/1/09             96,250
   660,000       Citizens Communications Company                                  9.25         5/15/11            734,484
   700,000       Clear Channel Communications Incorporated                        7.65         9/15/10            723,072
   450,000       Clear Channel Communications Incorporated                        7.25        10/15/27            417,688
   700,000       Comcast Cable Communication                                      6.20        11/15/08            689,954
   120,000       Crown Castle International Corporation                          10.75          8/1/11            117,300
    25,000       CSC Holdings Incorporated                                       10.50         5/15/16             27,125
    40,000       Global Crossing Holdings Limited                                 9.63         5/15/08              4,600
   100,000       Mediacom LLC++                                                   9.50         1/15/13            103,750
   270,000       Nextel Communications Incorporated                               9.38        11/15/09            213,300
   250,000       Rogers Cantel Incorporated                                       8.80         10/1/07            242,500
    90,000       Sinclair Broadcast Group                                         8.75        12/15/11             90,000
   275,000       Sprint Capital Corporation                                       6.13        11/15/08            267,135
   600,000       Tele-Communications Incorporated                                 9.80          2/1/12            721,177
   405,000       TELUS Corporation                                                7.50          6/1/07            426,209
    43,000       Voicestream Wireless Corporation                                10.38        11/15/09             48,805
   190,000       WorldCom Incorporated                                            6.50         5/15/04            195,224
   215,000       WorldCom Incorporated                                            8.25         5/15/31            227,267
    90,000       Young Broadcasting Incorporated++                                8.50        12/15/08             90,450
                                                                                                             ------------
                                                                                                                6,653,373
                 DEPOSITORY INSTITUTIONS--4.26%
   500,000       Bank One Corporation                                             7.88          8/1/10            550,556
   500,000       Bank United                                                      8.00         3/15/09            533,574
   800,000       NationsBank Corporation                                          7.80         9/15/16            877,571
   700,000       Popular North America                                            6.63         1/15/04            723,020
   410,000       Washington Mutual Finance                                        6.25         5/15/06            423,050
                                                                                                             ------------
                                                                                                                3,107,771
                 EATING & DRINKING PLACES--0.08%
    55,000       Tricon Global Restaurant                                         8.88         4/15/11             58,713



                 ELECTRIC, GAS & SANITARY SERVICES--6.98%
   260,000       AES Corporation                                                  8.88         2/15/11            228,800
   235,000       Allied Waste North America Series B                              8.88          4/1/08            242,050
   355,000       American Electric Power Company                                  6.13         5/15/06            351,421
   360,000       BRL Universal Equipment                                          8.88         2/15/08            374,400
   770,000       Dominion Resources Incorporated                                  8.13         6/15/10            848,417
   550,000       Duke Energy Field Services                                       7.88         8/16/10            580,973
   325,000       El Paso Energy Partners                                          8.50          6/1/11            328,250
   355,000       Progress Energy Incorporated                                     7.10          3/1/11            368,951
   700,000       Republic Services Incorporated                                   7.13         5/15/09            719,083
   300,000       Waste Management Incorporated                                    7.38          8/1/10            306,754
   730,000       XCEL Energy Incorporated                                         7.00         12/1/10            737,322
                                                                                                             ------------
                                                                                                                5,086,421

WELLS FARGO VARIABLE TRUST CORPORATE BOND FUND--DECEMBER 31, 2001

                                                                               INTEREST       MATURITY
PRINCIPAL                               SECURITY NAME                            RATE           DATE            VALUE
                 ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                 COMPUTER EQUIPMENT--1.79%
$   60,000       Amkor Technology Incorporated++                                  9.25%        2/15/08       $     56,700
   370,000       Calpine Corporation                                              8.63         8/15/10            336,113
   245,000       Fairchild Semiconductor                                         10.50          2/1/09            260,313
   620,000       TXU Corporation                                                  6.38         6/15/06            624,483
    60,000       Williams Communications Group Incorporated                      11.70          8/1/08             24,600
                                                                                                             ------------
                                                                                                                1,302,209
                 FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                 EQUIPMENT--0.82%
   500,000       Lockheed Martin Corporation                                      8.50         12/1/29            596,931



                 FOOD & KINDRED PRODUCTS--6.10%
 1,142,000       Anheuser Busch Companies                                         9.00         12/1/09          1,376,425
   365,000       Canandaigua Brands                                               8.63          8/1/06            375,950
   375,000       Kellogg Company                                                  6.60          4/1/11            385,406
   950,000       Kraft Foods Incorporated                                         4.63         11/1/06            929,432
   435,000       Land O Lakes Incorporated++                                      8.75        11/15/11            419,775
   950,000       Sara Lee Corporation                                             6.25         9/15/11            964,292
                                                                                                             ------------
                                                                                                                4,451,280
                 FOOD STORES--1.75%
   375,000       Albertson's Incorporated                                         7.50         2/15/11            401,978
   310,000       Ingles Markets Incorporated++                                    8.88         12/1/11            304,575
   270,000       Marsh Supermarket Incorporated Series B                          8.88          8/1/07            268,650
   315,000       Winn-Dixie Stores Incorporated                                   8.88          4/1/08            300,825
                                                                                                             ------------
                                                                                                                1,276,028
                 FORESTRY--0.22%
   150,000       Tembec Industries Incorporated                                   8.63         6/30/09            156,000



                 GENERAL MERCHANDISE STORES--1.33%
   900,000       Wal-Mart Stores Incorporated                                     6.88         8/10/09            972,613



                 HEALTH SERVICES--0.39%
   205,000       HCA Incorporated                                                 8.75          9/1/10            221,400
    55,000       Tenet Healthcare Corporation Series B                            8.13         12/1/08             58,025
                                                                                                             ------------
                                                                                                                  279,425
                 HOLDING & OTHER INVESTMENT OFFICES--0.43%
   315,000       iStar Financial Incorporated                                     8.75         8/15/08            315,220



                 HOTELS, LODGING--0.04%
    30,000       Felcor Lodging                                                   9.50         9/15/08             30,075



                 HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES--0.88%
   150,000       Host Marriott LP++                                               9.50         1/15/07            150,188
   125,000       Host Marriott LP                                                 9.25         10/1/07            124,531
   375,000       Station Casinos Incorporated                                     8.88         12/1/08            367,500
                                                                                                             ------------
                                                                                                                  642,219

WELLS FARGO VARIABLE TRUST CORPORATE BOND FUND--DECEMBER 31, 2001

                                                                               INTEREST       MATURITY
PRINCIPAL                               SECURITY NAME                            RATE           DATE            VALUE
                 INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT--3.93%
$  130,000       AES Drax Energy Limited                                         11.50%        8/30/10       $     87,100
   195,000       Agco Corporation                                                 9.50          5/1/08            203,775
   325,000       Briggs & Stratton Corporation                                    8.88         3/15/11            339,625
   375,000       Caterpillar Financial Services                                   5.95          5/1/06            383,469
 1,050,000       Dell Computer Corporation                                        7.10         4/15/28            985,887
   825,000       Hewlett-Packard Company                                          7.15         6/15/05            869,157
                                                                                                             ------------
                                                                                                                2,869,013
                 INSURANCE CARRIERS--2.52%
   505,000       Allstate Corporation                                             7.88          5/1/05            550,207
 1,075,000       AMBAC Incorporated                                               9.38          8/1/11          1,289,681
                                                                                                             ------------
                                                                                                                1,839,888
                 LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE--0.06%
    45,000       Louisiana Pacific Corporation                                   10.88        11/15/08             43,200



                 MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
                 PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS--0.29%
   205,000       Raytheon Company                                                 6.75         8/15/07            212,287



                 MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT
                 FUELS--0.25%
   175,000       Compass Minerals Group++                                        10.00         8/15/11            181,563



                 MISCELLANEOUS MANUFACTURING INDUSTRIES--0.27%
   200,000       Steinway Musical Instruments                                     8.75         4/15/11            198,000



                 MISCELLANEOUS RETAIL--0.06%
    45,000       AmeriGas Partners LP                                             8.88         5/20/11             46,350



                 MOTION PICTURES--0.98%
   300,000       Time Warner Incorporated                                         7.97         8/15/04            326,112
   375,000       Walt Disney Company                                              6.75         3/30/06            390,312
                                                                                                             ------------
                                                                                                                  716,424
                 NONDEPOSITORY CREDIT INSTITUTIONS--11.26%
   600,000       CIT Group Incorporated                                           7.63         8/16/05            644,700
 1,350,000       Countrywide Credit Industries Incorporated                       6.25         4/15/09          1,339,677
 1,400,000       Ford Motor Credit Corporation                                    7.38          2/1/11          1,375,997
 1,592,000       General Electric Capital Corporation                             8.63         6/15/08          1,848,923
   605,000       Guaranteed Mortgage Acceptance Corporation                       5.85         1/14/09            568,603
   405,000       Heller Financial Incorporation                                   6.38         3/15/06            427,955
 1,200,000       Household Finance Corporation                                    8.00         7/15/10          1,291,784
   300,000       International Lease Finance Corporation                          5.75        10/15/06            299,209
   410,000       Qwest Capital Funding                                            7.90         8/15/10            417,108
                                                                                                             ------------
                                                                                                                8,213,956

WELLS FARGO VARIABLE TRUST CORPORATE BOND FUND--DECEMBER 31, 2001

                                                                               INTEREST       MATURITY
PRINCIPAL                               SECURITY NAME                            RATE           DATE            VALUE
                 OIL & GAS EXTRACTION--2.34%
$  700,000       Canadian Occidental Petroleum                                    7.13%         2/4/04       $    734,404
   360,000       Chesapeake Energy Corporation                                    8.13          4/1/11            349,200
   145,000       Key Energy Services Incorporated                                 8.38          3/1/08            146,450
   100,000       Ocean Energy Incorporated                                        8.88         7/15/07            104,500
   100,000       Pioneer Natural Resource Company                                 9.63          4/1/10            109,523
   150,000       Snyder Oil Corporation                                           8.75         6/15/07            156,750
   100,000       Vintage Petroleum Incorporated                                   9.00        12/15/05            102,500
                                                                                                             ------------
                                                                                                                1,703,327
                 PAPER & ALLIED PRODUCTS--0.71%
   185,000       Appleton Papers Incorporated++                                  12.50        12/15/08            177,600
    90,000       Norske Skog++                                                    8.63         6/15/11             93,375
    60,000       Plastipak Holdings Incorporated++                               10.75          9/1/11             63,000
    50,000       Potlatch Corporation++                                          10.00         7/15/11             52,000
   125,000       Tembec Finance Corporation                                       9.88         9/30/05            128,750
                                                                                                             ------------
                                                                                                                  514,725
                 PETROLEUM REFINING & RELATED INDUSTRIES--3.31%
 1,430,000       Amoco Company                                                    6.50          8/1/07          1,508,255
   715,000       Atlantic Richfield Company                                       5.90         4/15/09            720,123
   180,000       Pennzoil-Quaker State++                                         10.00         11/1/08            188,100
                                                                                                             ------------
                                                                                                                2,416,478
                 PIPELINES, EXCEPT NATURAL GAS--1.05%
   765,000       Kinder Morgan Energy                                             6.75         3/15/11            764,914



                 PRIMARY METAL INDUSTRIES--0.43%
    45,000       AK Steel Corporation                                             9.13        12/15/06             46,013
   255,000       Century Aluminum Company                                        11.75         4/15/08            263,925
                                                                                                             ------------
                                                                                                                  309,938
                 PRINTING, PUBLISHING & ALLIED INDUSTRIES--2.24%
   105,000       American Greetings Corporation                                  11.75         7/15/08            108,150
   280,000       Garden State Newspapers                                          8.75         10/1/09            276,150
    40,000       Hollinger International Publishing                               9.25         3/15/07             39,650
   255,000       News America Holdings                                            8.88         4/26/23            275,722
    50,000       Primedia Incorporated                                            8.88         5/15/11             45,000
   800,000       Viacom Incorporated Class B                                      7.88         7/30/30            883,506
                                                                                                             ------------
                                                                                                                1,628,178
                 RAILROAD TRANSPORTATION--0.49%
   325,000       Kansas City Southern                                             9.50         10/1/08            354,250



                 REAL ESTATE--1.37%
   650,000       EOP Operating LP                                                 7.75        11/15/07            690,622
   305,000       Senior Housing Trust                                             8.63         1/15/12            308,050
                                                                                                             ------------
                                                                                                                  998,672

WELLS FARGO VARIABLE TRUST CORPORATE BOND FUND--DECEMBER 31, 2001

                                                                               INTEREST       MATURITY
PRINCIPAL                               SECURITY NAME                            RATE           DATE            VALUE
                 SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
                 SERVICES--6.87%
$1,400,000       Citigroup Incorporated                                           7.25%        10/1/10       $  1,500,356
 1,000,000       Goldman Sachs Group Incorporated                                 6.65         5/15/09          1,019,691
   400,000       JP Morgan & Company Incorporated                                 7.63         9/15/04            433,164
   520,000       Lehman Brothers Holding Incorporated                             7.75         1/15/05            557,603
   800,000       Merrill Lynch & Company Incorporated                             6.88        11/15/18            801,097
   635,000       Morgan Stanley Dean Witter & Company                             8.00         6/15/10            698,177
                                                                                                             ------------
                                                                                                                5,010,088
                 STONE, CLAY, GLASS & CONCRETE PRODUCTS--0.25%
   190,000       Owens-Illinois Incorporated                                      7.85         5/15/04            184,300



                 TEXTILE MILL PRODUCTS--0.30%
   220,000       Collins & Aikman Products++                                     10.75        12/31/11            220,550



                 TRANSPORTATION EQUIPMENT--0.99%
   410,000       Boeing Capital Corporation                                       6.10          3/1/11            398,523
    90,000       Dana Corporation++                                               9.00         8/15/11             83,680
   255,000       Sequa Corporation                                                8.88          4/1/08            238,425
                                                                                                             ------------
                                                                                                                  720,628
                 WATER TRANSPORTATION--0.25%
   110,000       Teekay Shipping Corporation                                      8.88         7/15/11            112,750
    70,000       Teekay Shipping Corporation++                                    8.88         7/15/11             71,750
                                                                                                             ------------
                                                                                                                  184,500
                 WHOLESALE TRADE-DURABLE GOODS--1.32%
   305,000       Georgia Pacific Corporation                                      7.50         5/15/06            303,420
    95,000       Omnicare Incorporation                                           8.13         3/15/11             98,325
   180,000       Owens & Minor Incorporated                                       8.50         7/15/11            187,200
   375,000       Russel Metals Incorporated                                      10.00          6/1/09            373,125
                                                                                                             ------------
                                                                                                                  962,070
                 WHOLESALE TRADE-NONDURABLE GOODS--1.30%
    45,000       Airgas Incorporated                                              9.13         10/1/11             47,475
    90,000       Amerisource Bergen Corporation                                   8.13          9/1/08             92,250
   385,000       Fleming Companies Incorporated                                  10.13          4/1/08            388,850
   410,000       Safeway Incorporated                                             6.50          3/1/11            418,051
                                                                                                             ------------
                                                                                                                  946,626
                 TOTAL CORPORATE BONDS & NOTES
                 (Cost $62,123,434)                                                                            63,912,376

WELLS FARGO VARIABLE TRUST CORPORATE BOND FUND--DECEMBER 31, 2001

                                                                               INTEREST       MATURITY
PRINCIPAL                               SECURITY NAME                            RATE           DATE            VALUE
                 FOREIGN BONDS--0.70% (a)
$   90,000       Air Canada (Euro)                                               10.25%        3/15/11       $     46,478
    35,000       Colt Telecom (Euro)                                              7.63        12/15/09             22,749
    55,000       Energis plc (British Pound)                                      9.13         3/15/10             60,036
   220,000       Flextronics International Limited (Euro)                         9.75          7/1/10            205,677
   170,000       Huntsman International (Euro)                                   10.13          7/1/09            137,741
    70,000       KPN Qwest BV (Euro)                                              7.13          6/1/09             38,331
                                                                                                             ------------
                 TOTAL FOREIGN BONDS
                 (Cost $632,152)                                                                                  511,012
                 US TREASURY BONDS--7.89%
 1,150,000       US Treasury Bonds                                                2.75        10/31/03          1,147,529
 1,850,000       US Treasury Bonds                                                4.63         5/15/06          1,875,798
 1,750,000       US Treasury Bonds                                                5.00         8/15/11          1,745,625
 1,000,000       US Treasury Bonds                                                5.38         2/15/31            985,938
                                                                                                             ------------
                 TOTAL US TREASURY BONDS
                 (Cost $5,811,000)                                                                              5,754,890
                 SHORT-TERM INVESTMENTS--1.99%
                 REPURCHASE AGREEMENTS--1.99%
 1,401,000       Goldman Sachs & Company--102% Collateralized by
                 US Government Securities                                         1.69          1/2/02          1,401,000
    51,000       Morgan Stanley & Company Incorporated--102% Collateralized
                 by
                 US Government Securities                                         1.57          1/2/02             51,000
                                                                                                             ------------
                 TOTAL SHORT-TERM INVESTMENTS
                 (Cost $1,452,000)                                                                              1,452,000

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $70,018,586)*                        98.23%                                               $ 71,630,278
                 Other Assets and Liabilities, Net           1.77                                                   1,289,959
                                                            -----                                                  ----------
                 TOTAL NET ASSETS                          100.00%                                               $ 72,920,237
                                                           ------                                                 -----------
                                                           ------                                                 -----------

--------------------------------------------------------------------------------
(a) Foreign bond principal is denominated in US dollars except as indicated parenthetically.
 ++ Securities that may be resold to "Qualified institutional buyers" under rule
    144A or securities offered pursuant to section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the Advisor based on procedures approved by the board of directors.
 * Cost for federal income tax purposes is $70,066,510 and net unrealized appreciation consists of:


                  Gross Unrealized Appreciation          $ 2,384,286
                  Gross Unrealized Depreciation             (820,518)
                                                         -----------
                  NET UNREALIZED APPRECIATION            $ 1,563,768
                                                         ===========

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST EQUITY INCOME FUND--DECEMBER 31, 2001

SHARES           SECURITY NAME                                                         VALUE
                 COMMON STOCK--96.27%
                 BUSINESS SERVICES--2.08%
   113,200       IMS Health Incorporated                                            $  2,208,532



                 CHEMICALS & ALLIED PRODUCTS--14.04%
    55,600       American Home Products Corporation                                    3,411,615
    45,090       E I du Pont de Nemours & Company                                      1,916,776
    35,360       Merck & Company Incorporated                                          2,079,168
    68,440       Pfizer Incorporated                                                   2,727,334
    35,650       Procter & Gamble Company                                              2,820,985
    56,394       Rohm & Haas Company                                                   1,952,924
                                                                                    ------------
                                                                                      14,908,802
                 COMMUNICATIONS--3.31%
    79,397       AT&T Corporation                                                      1,440,262
    43,749       Verizon Communications Incorporated                                   2,076,328
                                                                                    ------------
                                                                                       3,516,590
                 DEPOSITORY INSTITUTIONS--4.99%
   100,720       J P Morgan Chase & Company                                            3,661,172
    78,250       US Bancorp                                                            1,637,773
                                                                                    ------------
                                                                                       5,298,945
                 EATING & DRINKING PLACES--1.33%
    53,450       McDonald's Corporation                                                1,414,822



                 ELECTRIC, GAS & SANITARY SERVICES--4.53%
    31,830       Public Service Enterprise Group Incorporated                          1,342,908
    73,603       Texas Utilities Company                                               3,470,381
                                                                                    ------------
                                                                                       4,813,289
                 ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                 COMPUTER EQUIPMENT--5.32%
    46,170       Emerson Electric Company                                              2,636,307
    57,480       General Electric Company                                              2,303,798
       660       Lucent Technologies Incorporated                                          4,151
    47,000       Motorola Incorporated                                                   705,940
                                                                                    ------------
                                                                                       5,650,196
                 ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED
                 SERVICES--2.47%
    65,870       Moody's Corporation                                                   2,625,578



                 FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                 EQUIPMENT--3.34%
    89,670       Fortune Brands Incorporated                                           3,550,035



                 FOOD & KINDRED PRODUCTS--6.27%
    87,440       PepsiCo Incorporated                                                  4,257,454
   108,200       Sara Lee Corporation                                                  2,405,286
                                                                                    ------------
                                                                                       6,662,740

WELLS FARGO VARIABLE TRUST EQUITY INCOME FUND--DECEMBER 31, 2001

SHARES           SECURITY NAME                                                         VALUE
                 GENERAL MERCHANDISE STORES--7.20%
    72,957       May Department Stores Company                                      $  2,697,950
    33,080       Sears Roebuck & Company                                               1,575,931
    82,140       Target Corporation                                                    3,371,847
                                                                                    ------------
                                                                                       7,645,728
                 INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT--10.25%
   108,900       Hewlett-Packard Company                                               2,236,806
    40,000       IBM Corporation                                                       4,838,400
    26,332       Minnesota Mining & Manufacturing Company                              3,112,706
    10,742       United Technologies Corporation                                         694,255
                                                                                    ------------
                                                                                      10,882,167
                 INSURANCE CARRIERS--8.42%
    57,789       Aegon NV ADR                                                          1,547,012
    37,338       American International Group Incorporated                             2,964,637
   100,840       St. Paul Companies Incorporated                                       4,433,935
                                                                                    ------------
                                                                                       8,945,584
                 MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
                 PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS--0.75%
    26,835       Eastman Kodak Company                                                   789,754



                 MISCELLANEOUS MANUFACTURING INDUSTRIES--3.43%
    61,768       Tyco International Limited                                            3,638,135



                 MOTION PICTURES--0.84%
    43,000       Walt Disney Company                                                     890,960



                 NONDEPOSITORY CREDIT INSTITUTIONS--1.78%
    53,070       American Express Company                                              1,894,068



                 OIL & GAS EXTRACTION--1.47%
    28,310       Schlumberger Limited                                                  1,555,635



                 PETROLEUM REFINING & RELATED INDUSTRIES--7.34%
    39,459       BP plc ADR                                                            1,835,238
    19,625       ChevronTexaco Corporation                                             1,758,596
    82,314       Exxon Mobil Corporation                                               3,234,940
    19,760       Royal Dutch Petroleum Company ADR                                       968,635
                                                                                    ------------
                                                                                       7,797,409
                 TOBACCO PRODUCTS--2.56%
    59,220       Philip Morris Companies Incorporated                                  2,715,237



                 TRANSPORTATION EQUIPMENT--1.62%
    50,783       Honeywell International Incorporated                                  1,717,481

WELLS FARGO VARIABLE TRUST EQUITY INCOME FUND--DECEMBER 31, 2001

SHARES           SECURITY NAME                                                         VALUE
                 WHOLESALE TRADE--DURABLE GOODS--2.93%
    52,620       Johnson & Johnson                                                  $  3,109,842



                 TOTAL COMMON STOCK
                 (Cost $93,557,735)                                                  102,231,529

                                                                              INTEREST       MATURITY
PRINCIPAL                                                                       RATE           DATE
                 SHORT-TERM INVESTMENTS--3.51%
                 REPURCHASE AGREEMENTS--3.51%
$3,732,553       UBS Warburg LLC--102% Collateralized by US
                 Government Securities (Cost $3,732,553)                         1.82%        1/2/02           3,732,553

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $97,290,288)*                                 99.78%  $105,964,082
                 Other Assets and Liabilities, Net                    0.22        235,164
                                                                     -----    -----------
                 TOTAL NET ASSETS                                   100.00%  $106,199,246
                                                               ===========   ============

-----------------------------------------------------------------------------------------

 * Cost for federal income tax purposes is $97,336,078 and net unrealized appreciation consists of:
                 Gross Unrealized Appreciation                 $17,502,083
                 Gross Unrealized Depreciation                  (8,874,079)
                                                               -----------
                 NET UNREALIZED APPRECIATION                   $ 8,628,004
                                                               ===========

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST EQUITY VALUE FUND--DECEMBER 31, 2001

SHARES          SECURITY NAME                                                         VALUE
                COMMON STOCK--89.99%
                BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                DEALERS--0.53%
   4,450        Lowe's Companies Incorporated                                      $   206,525

                BUSINESS SERVICES--3.76%
  44,750        Cendant Corporation+                                                   877,547
   8,450        Electronic Data Systems Corporation                                    579,248
                                                                                   -----------
                                                                                     1,456,795
                CHEMICALS & ALLIED PRODUCTS--7.55%
   9,850        Air Products & Chemicals Incorporated                                  462,063
   5,400        American Home Products Corporation                                     331,344
   6,250        Bristol-Myers Squibb Company                                           318,750
   7,050        Dow Chemical Company                                                   238,149
   6,800        Merck & Company Incorporated                                           399,840
  10,900        Pharmacia Corporation                                                  464,885
   9,550        Rohm & Haas Company                                                    330,717
   6,100        Teva Pharmaceutical Industries Limited ADR                             375,943
                                                                                   -----------
                                                                                     2,921,691
                COMMUNICATIONS--5.84%
  26,700        AT&T Wireless Services Incorporated+                                   383,678
   5,450        BellSouth Corporation                                                  207,918
   8,650        Clear Channel Communications Incorporated+                             440,372
  11,912        SBC Communications Incorporated                                        466,593
  16,060        Verizon Communications Incorporated                                    762,208
                                                                                   -----------
                                                                                     2,260,769
                DEPOSITORY INSTITUTIONS--13.48%
  14,600        Bank of America Corporation                                            919,070
   5,450        Bank of New York Company Incorporated                                  222,360
  44,041        Citigroup Incorporated                                               2,223,190
   3,875        Fifth Third Bancorp                                                    238,623
   8,350        First Tennessee National Corporation                                   302,770
   6,500        FleetBoston Financial Corporation                                      237,250
   4,250        Golden West Financial Corporation                                      250,113
   8,700        JP Morgan Chase & Company                                              316,245
   2,950        PNC Financial Services Group Incorporated                              165,790
  16,350        US Bancorp                                                             342,206
                                                                                   -----------
                                                                                     5,217,617
                ELECTRIC, GAS & SANITARY SERVICES--6.29%
  19,150        Duke Energy Corporation                                                751,828
  15,273        El Paso Corporation                                                    681,329
  24,707        Mirant Corporation+                                                    395,806
  23,750        Williams Companies Incorporated                                        606,100
                                                                                   -----------
                                                                                     2,435,063

WELLS FARGO VARIABLE TRUST EQUITY VALUE FUND--DECEMBER 31, 2001

SHARES          SECURITY NAME                                                         VALUE
      'x        ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                COMPUTER EQUIPMENT--5.15%
   6,100        Analog Devices Incorporated+                                       $   270,778
  15,450        Cypress Semiconductor Corporation+                                     307,919
  10,800        Gemstar-TV Guide International Incorporated+                           299,160
  11,500        General Electric Company                                               460,920
  13,150        Molex Incorporated Class A+                                            355,708
  12,150        Nokia Corporation ADR                                                  298,040
                                                                                   -----------
                                                                                     1,992,525
                ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED
                SERVICES--0.69%
   4,050        Jacobs Engineering Group Incorporated+                                 267,300

                FOOD & KINDRED PRODUCTS--2.03%
  11,900        Anheuser Busch Companies Incorporated                                  537,999
   5,100        PepsiCo Incorporated                                                   248,319
                                                                                   -----------
                                                                                       786,318
                FOOD STORES--1.45%
  26,900        Kroger Company+                                                        561,403

                GENERAL MERCHANDISE STORES--1.24%
  11,728        Target Corporation                                                     481,434

                HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES--0.62%
   8,100        Starwood Hotels & Resorts of Worldwide Incorporated                    241,785

                INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                EQUIPMENT--3.58%
   9,050        Applied Materials Incorporated+                                        362,905
   8,450        IBM Corporation                                                      1,022,112
                                                                                   -----------
                                                                                     1,385,017
                INSURANCE AGENTS, BROKERS & SERVICE--1.20%
   4,325        Marsh & McLennan Companies Incorporated                                464,721

                INSURANCE CARRIERS--4.17%
   6,618        American International Group Incorporated                              525,468
   2,950        CIGNA Corporation                                                      273,318
   6,750        Hartford Financial Services Group                                      424,103
   8,900        St Paul Companies Incorporated                                         391,333
                                                                                   -----------
                                                                                     1,614,222
                LOCAL & SUBURBAN TRANSIT & INTERURBAN HIGHWAY PASSENGER
                TRANSPORTATION--1.51%
  12,150        Canadian National Railway Company                                      586,602

                MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
                PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS--0.52%
   7,000        Agilent Technologies Incorporated+                                     199,570

                MISCELLANEOUS MANUFACTURING INDUSTRIES--3.62%
  23,800        Tyco International Limited                                           1,401,820

WELLS FARGO VARIABLE TRUST EQUITY VALUE FUND--DECEMBER 31, 2001

SHARES          SECURITY NAME                                                         VALUE
      ax        MISCELLANEOUS RETAIL--0.93%
  17,450        Toys R Us Incorporated+                                            $   361,913

                NONDEPOSITORY CREDIT INSTITUTIONS--5.63%
  12,200        Federal Home Loan Mortgage Corporation                                 797,880
  15,000        Household International Incorporated                                   869,100
   6,100        USA Education Incorporated                                             512,522
                                                                                   -----------
                                                                                     2,179,502
                OIL & GAS EXTRACTION--3.51%
   7,550        Anadarko Petroleum Corporation                                         429,217
   5,665        Apache Corporation                                                     282,570
  10,250        BJ Services Company+                                                   332,613
  12,650        ENSCO International Incorporated                                       314,353
                                                                                   -----------
                                                                                     1,358,753
                PAPER & ALLIED PRODUCTS--0.91%
   5,900        Kimberly-Clark Corporation                                             352,820

                PETROLEUM REFINING & RELATED INDUSTRIES--4.80%
   8,000        Chevron Texaco Corporation                                             716,880
  29,004        Exxon Mobil Corporation                                              1,139,857
                                                                                   -----------
                                                                                     1,856,737
                PRIMARY METAL INDUSTRIES--1.27%
  13,850        Alcoa Incorporated                                                     492,368

                PRINTING, PUBLISHING & ALLIED INDUSTRIES--1.53%
  13,400        Viacom Incorporated Class A+                                           592,950

                SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
                SERVICES--3.69%
  10,800        Lehman Brothers Holding Incorporated                                   721,440
  12,650        Morgan Stanley Dean Witter & Company                                   707,640
                                                                                   -----------
                                                                                     1,429,080
                TOBACCO PRODUCTS--2.44%
  20,600        Philip Morris Companies Incorporated                                   944,510

                TRANSPORTATION EQUIPMENT--1.64%
   4,600        General Dynamics Corporation                                           366,344
   1,950        SPX Corporation+                                                       266,955
                                                                                   -----------
                                                                                       633,299
                WHOLESALE TRADE-DURABLE GOODS--0.41%
   2,700        Johnson & Johnson                                                      159,570

                TOTAL COMMON STOCK
                (Cost $34,766,933)                                                  34,842,679

WELLS FARGO VARIABLE TRUST EQUITY VALUE FUND--DECEMBER 31, 2001

                                                                                INTEREST       MATURITY
PRINCIPAL                      SECURITY NAME                                      RATE           DATE            VALUE
                 SHORT-TERM INVESTMENTS--8.97%
                 REPURCHASE AGREEMENTS--8.97%
$1,574,000       Goldman Sachs & Company--102% Collateralized by
                 U.S. Government Securities                                        1.69%       01/02/02       $ 1,574,000
 1,901,000       Morgan Stanley & Company Incorporated--102%
                 Collateralized by U.S. Government Securities                      1.57%       01/02/02         1,901,000
                                                                                                              -----------
                 TOTAL SHORT-TERM INVESTMENTS
                 (Cost $3,475,000)                                                                              3,475,000

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $38,241,933)*                         98.96%                                               $38,317,679
                 Other Assets and Liabilities, Net            1.04                                                    402,969
                                                             -----                                                 ----------
                 TOTAL NET ASSETS                           100.00%                                               $38,720,648
                                                            ------                                                -----------
                                                            ------                                                -----------


-----------------------------------------------------------------------------------------------------------------------------
  + Non-income earning securities.
 * Cost for federal income tax purposes is $38,691,295 and net unrealized depreciation consists of:
                 Gross Unrealized Appreciation       $  1,957,711
                 Gross Unrealized Depreciation         (2,331,327)
                                                     ------------
                 NET UNREALIZED DEPRECIATION         $   (373,616)
                                                     ============

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST GROWTH FUND--DECEMBER 31, 2001

  SHARES                                SECURITY NAME                                  VALUE
                 COMMON STOCK--92.79%
                 APPAREL & ACCESSORY STORES--1.17%
   12,200        Kohl's Corporation+                                                $   859,368

                 BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                 DEALERS--1.76%
   27,900        Lowe's Companies Incorporated                                        1,294,839

                 BUSINESS SERVICES--10.15%
   36,672        AOL Time Warner Incorporated+                                        1,177,170
   15,400        Brocade Communications Systems Incorporated+                           510,048
   42,992        Concord EFS Incorporated+                                            1,409,278
   18,900        Electronic Data Systems Corporation                                  1,295,595
   43,423        Microsoft Corporation+                                               2,877,642
   16,600        Sun Microsystems Incorporated+                                         204,844
                                                                                    -----------
                                                                                      7,474,577
                 CHEMICALS & ALLIED PRODUCTS--12.76%
   16,651        Abbott Laboratories                                                    928,292
   12,200        American Home Products Corporation                                     748,592
    6,200        Amgen Incorporated+                                                    349,928
   11,700        Bristol-Myers Squibb Company                                           596,700
   23,500        Colgate-Palmolive Company                                            1,357,125
    9,588        Eli Lilly & Company                                                    753,042
   15,067        Merck & Company Incorporated                                           885,940
   58,987        Pfizer Incorporated                                                  2,350,632
   14,400        Pharmacia Corporation                                                  614,160
   10,272        Procter & Gamble Company                                               812,823
                                                                                    -----------
                                                                                      9,397,234
                 COMMUNICATIONS--2.60%
   21,700        Charter Communications Incorporated+                                   356,531
    5,600        Comcast Corporation Class A+                                           201,600
   31,352        SBC Communications Incorporated                                      1,228,058
    5,100        Sprint Corporation (PCS Group)+                                        124,491
                                                                                    -----------
                                                                                      1,910,680
                 DEPOSITORY INSTITUTIONS--7.72%
   81,976        Citigroup Incorporated                                               4,138,149
   12,900        Fifth Third Bancorp                                                    794,382
    8,600        Golden West Financial Corporation                                      506,110
    6,671        J P Morgan Chase & Company                                             242,491
                                                                                    -----------
                                                                                      5,681,132
                 ELECTRIC, GAS & SANITARY SERVICES--2.08%
   17,200        AES Corporation+                                                       281,220
   21,700        Calpine Corporation+                                                   364,343
   11,977        El Paso Corporation                                                    534,294
   13,690        Williams Companies Incorporated                                        349,369
                                                                                    -----------
                                                                                      1,529,226

WELLS FARGO VARIABLE TRUST GROWTH FUND--DECEMBER 31, 2001

  SHARES                                SECURITY NAME                                  VALUE
                 ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                 COMPUTER EQUIPMENT--6.74%
   17,000        Celestica Incorporated+                                            $   686,630
   18,700        CIENA Corporation+                                                     267,597
   30,500        Flextronics International Limited+                                     731,695
   45,300        General Electric Company                                             1,815,624
   28,752        Intel Corporation                                                      904,250
   11,100        Qualcomm Incorporated+                                                 560,550
                                                                                    -----------
                                                                                      4,966,346
                 ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED
                 SERVICES--1.00%
   15,800        Accenture Limited+                                                     425,336
   23,900        Halliburton Company                                                    313,090
                                                                                    -----------
                                                                                        738,426
                 FOOD & KINDRED PRODUCTS--3.04%
    9,060        Coca-Cola Company                                                      427,179
   37,200        PepsiCo Incorporated                                                 1,811,268
                                                                                    -----------
                                                                                      2,238,447
                 GENERAL MERCHANDISE STORES--7.11%
   53,620        Target Corporation                                                   2,201,101
   52,752        Wal-Mart Stores Incorporated                                         3,035,878
                                                                                    -----------
                                                                                      5,236,979
                 HEALTH SERVICES--1.20%
   23,000        HCA Incorporated                                                       886,420

                 HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES--0.63%
   13,700        Bed Bath & Beyond Incorporated+                                        464,430

                 INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT--4.83%
   12,100        Applied Materials Incorporated+                                        485,210
   34,600        Cisco Systems Incorporated+                                            626,606
   41,896        EMC Corporation+                                                       563,082
    9,600        IBM Corporation                                                      1,161,216
   11,200        United Technologies Corporation                                        723,856
                                                                                    -----------
                                                                                      3,559,970

                 INSURANCE AGENTS, BROKERS & SERVICE--0.86%
    5,900        Marsh & McLennan Companies Incorporated                                633,955

                 INSURANCE CARRIERS--3.93%
   14,500        Allstate Corporation                                                   488,650
   30,246        American International Group Incorporated                            2,401,532
                                                                                    -----------
                                                                                      2,890,182

WELLS FARGO VARIABLE TRUST GROWTH FUND--DECEMBER 31, 2001

  SHARES                                SECURITY NAME                                  VALUE
                 MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
                 PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS--2.41%
   32,434        Baxter International Incorporated                                  $ 1,739,435
    1,190        Zimmer Holdings Incorporated+                                           36,343
                                                                                    -----------
                                                                                      1,775,778
                 MISCELLANEOUS MANUFACTURING INDUSTRIES--4.02%
   50,200        Tyco International Limited                                           2,956,780

                 NONDEPOSITORY CREDIT INSTITUTIONS--4.12%
   31,669        Federal National Mortgage Association                                2,517,686
   14,600        MBNA Corporation                                                       513,920
                                                                                    -----------
                                                                                      3,031,606
                 OIL & GAS EXTRACTION--2.36%
   25,600        Diamond Offshore Drilling Incorporated                                 778,240
      100        Enron Corporation(a)                                                        60
    7,100        Schlumberger Limited                                                   390,145
   16,861        Transocean Sedco Forex Incorporated                                    570,239
                                                                                    -----------
                                                                                      1,738,684
                 PETROLEUM REFINING & RELATED INDUSTRIES--7.34%
   13,145        ChevronTexaco Corporation                                            1,177,923
   18,002        Conoco Incorporated                                                    509,457
   71,618        Exxon Mobil Corporation                                              2,814,587
   18,408        Royal Dutch Petroleum Company ADR                                      902,360
                                                                                    -----------
                                                                                      5,404,327
                 PRINTING, PUBLISHING & ALLIED INDUSTRIES--0.48%
    8,037        Viacom Incorporated Class B+                                           354,834

                 SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
                 SERVICES--0.85%
   11,204        Morgan Stanley Dean Witter & Company                                   626,752

                 TOBACCO PRODUCTS--1.30%
   20,800        Philip Morris Companies Incorporated                                   953,680

                 WHOLESALE TRADE-DURABLE GOODS--1.20%
   14,946        Johnson & Johnson                                                      883,309

                 WHOLESALE TRADE-NONDURABLE GOODS--1.13%
   12,900        Cardinal Health Incorporated                                           834,114

                 TOTAL COMMON STOCK
                 (Cost $69,153,851)                                                  68,322,075

WELLS FARGO VARIABLE TRUST GROWTH FUND--DECEMBER 31, 2001

                                                                                INTEREST       MATURITY
PRINCIPAL                   SECURITY NAME                                         RATE           DATE            VALUE
                 SHORT-TERM INVESTMENTS--7.17%
                 REPURCHASE AGREEMENTS--7.17%
$2,316,000       Goldman Sachs & Company--102%
                 Collateralized by US Government
                 Securities                                                       1.69%          1/2/02       $ 2,316,000
 2,966,000       Morgan Stanley & Company Incorporated--102%
                 Collateralized by US Government
                 Securities                                                       1.57           1/2/02         2,966,000
                                                                                                              -----------
                 TOTAL SHORT-TERM INVESTMENTS
                 (Cost $5,282,000)                                                                              5,282,000
                 TOTAL INVESTMENT IN SECURITIES
                 (Cost $74,435,851)*                         99.96%                                           $73,604,075
                 Other Assets and Liabilities, Net            0.04                                                 26,841
                                                             -----                                            -----------
                 TOTAL NET ASSETS                           100.00%                                           $73,630,916
                                                            ------                                            -----------
                                                            ------                                            -----------

--------------------------------------------------------------------------------
(a) This security filed Chapter 11 Bankruptcy effective 12/2/01.
 +  Non-income earning securities.
 * Cost for federal income tax purposes is $74,477,481 and net unrealized depreciation consists of:

                 Gross Unrealized Appreciation         $  9,302,723
                 Gross Unrealized Depreciation          (10,176,129)
                                                       ------------
                 NET UNREALIZED DEPRECIATION           $   (873,406)
                                                        -----------
                                                        -----------

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST INTERNATIONAL EQUITY FUND--DECEMBER 31, 2001

SHARES                                 SECURITY NAME                                 VALUE
                COMMON STOCK--96.25%
                AUSTRALIA--6.15%
   7,250        BHP Billiton Limited ADR (Oil & Gas Extraction)                    $   77,648
  32,200        Foster's Brewing Group Limited ADR (Food & Kindred Products)           80,107
   4,600        News Corporation Limited ADR (Printing, Publishing & Allied
                Industries)                                                           146,326
                                                                                   ----------
                                                                                      304,081
                BRAZIL--0.66%
   1,800        Aracruz Celulose SA ADR (Paper & Allied Products)                      32,724

                CANADA--1.05%
   1,600        Loblaw Companies Limited (Food Stores)                                 52,122

                FRANCE--9.30%
   2,620        Groupe Danone ADR (Food & Kindred Products)                            62,749
     650        Sanofi-Synthelabo SA (Chemicals & Allied Products)                     48,499
   4,150        Suez Lyonnaise des Eaux (Chemicals & Allied Products)                 125,632
   2,000        Total Fina Elf ADR (Oil & Gas Extraction)                             140,480
   1,540        Vivendi Universal SA ADR (Industrial & Commercial Machinery
                & Computer Equipment)                                                  82,837
                                                                                   ----------
                                                                                      460,197
                GERMANY--5.71%
     371        Allianz AG (Insurance Carriers)                                        87,703
     600        Deutsche Bank AG (Foreign Depository Institutions)                     42,364
   1,520        E on AG ADR (Industrial & Commercial Machinery & Computer
                Equipment)                                                             78,295
   1,130        Siemens AG ADR (Industrial & Commercial Machinery & Computer
                Equipment)                                                             73,992
                                                                                   ----------
                                                                                      282,354
                HONG KONG--4.31%
  11,700        Cheung Kong Holdings ADR (Real Estate)                                121,534
   3,700        China Mobile Limited ADR (Communications)+                             64,676
  12,191        Citic Pacific Limited (Industrial & Commercial Machinery &
                Computer Equipment)                                                    27,125
                                                                                   ----------
                                                                                      213,335
                HUNGARY--0.48%
   1,400        Magyar Tavkozlesi RT ADR (Communications)                              23,786

                IRELAND--2.07%
   3,200        Ryanair Holdings plc ADR (Transportation By Air)+                     102,560

                ITALY--2.20%
     740        ENI SpA ADR (Oil & Gas Extraction)                                     45,850
   2,880        San Paolo IMI SpA ADR (Foreign Depository Institutions)                63,043
                                                                                   ----------
                                                                                      108,893

WELLS FARGO VARIABLE TRUST INTERNATIONAL EQUITY FUND--DECEMBER 31, 2001

SHARES                                 SECURITY NAME                                 VALUE
      _x        JAPAN--14.86%
     120        Aiful Corporation (Foreign Depository Institutions)                $    7,764
   2,500        Canon Incorporated ADR (Electronic & Other Electrical
                Equipment & Components, Except Computer Equipment)                     87,650
   2,500        Fuji Photo Film ADR (Measuring, Analyzing, & Controlling
                Instruments; Photographic, Medical & Optical Goods)                    89,850
   1,740        Konami Corporation (Electronic & Other Electrical Equipment
                & Components, Except Computer Equipment)                               51,645
  16,410        Mitsubishi Heavy Industries Limited (Capital Equipment)                43,823
     800        Nikko Cordial Corporation ADR (Coal Mining)                            35,709
     865        Nintendo Company Limited (Miscellaneous Manufacturing
                Industries)                                                           151,471
   4,735        Nippon Sheet Glass Company (Building Construction-General
                Contractors & Operative Builders)                                      14,957
       2        NTT DoCoMo Incorporated (Services)                                     23,501
     380        Secom Limited ADR (Measuring, Analyzing, & Controlling
                Instruments; Photographic, Medical & Optical Goods)                    38,157
   1,740        Seven Eleven Japan Company Limited ADR (Miscellaneous
                Retail)                                                                63,461
   1,400        Toyota Motor Corporation ADR (Transportation Equipment)                71,344
   4,910        USHIO Incorporated (Electronic & Other Electrical Equipment
                & Components, Except Computer Equipment)                               55,484
                                                                                   ----------
                                                                                      734,816
                MEXICO--4.74%
   1,500        America Movil SA de CV L Shares ADR (Communications)                   29,220
     870        Grupo Televisa SA de CV Sponsored ADR (Communications)+                37,567
   1,900        Telefonos de Mexico SA ADR (Communications)                            66,538
   3,700        Wal-Mart De Mexico SA ADR (General Merchandise Stores)                100,889
                                                                                   ----------
                                                                                      234,214
                NETHERLANDS--6.21%
     330        Akzo Nobel NV (Chemicals & Allied Products)                            14,735
   3,700        Koninklijke (Royal) Philips Electronics NV ADR (Electronic &
                Other Electrical Equipment & Components, Except Computer
                Equipment)                                                            107,707
   2,950        Koninklijke Ahold NV ADR (Food Stores)                                 86,701
   2,000        Royal Dutch Petroleum Company ADR (Petroleum Refining &
                Related Industries)                                                    98,040
                                                                                   ----------
                                                                                      307,183
                SINGAPORE--1.15%
   1,900        DBS Group Holdings ADR (Nondepository Credit Institutions)             56,799

                REPUBLIC OF KOREA--0.74%
   1,800        Korea Telecom Corporation ADR (Communications)                         36,594

                SPAIN--2.83%
  10,600        Banco Santander Central Hispano SA ADR (Foreign Depository
                Institutions)                                                          87,980
   1,300        Telefonica SA ADR (Communications)+                                    52,104
                                                                                   ----------
                                                                                      140,084
                SWEDEN--0.90%
   8,500        Telefonaktriebolaget LM Ericsson ADR (Electronic & Other
                Electrical Equipment & Components, Except Computer
                Equipment)                                                             44,370

WELLS FARGO VARIABLE TRUST INTERNATIONAL EQUITY FUND--DECEMBER 31, 2001

SHARES                                 SECURITY NAME                                 VALUE
                SWITZERLAND--9.45%
   4,400        Adecco SA ADR (Engineering Accounting Research Management &
                Related Services)                                                  $   59,400
     368        Julius Baer Holdings Limited Zurich (Holding & Other
                Investment Offices)                                                   124,123
   3,100        Nestle SA ADR (Food & Kindred Products)                               165,241
   1,500        Novartis AG ADR (Chemicals & Allied Products)                          54,750
   1,600        STMicroelectronics NV NY Registered Shares ADR (Electronic &
                Other Electrical Equipment & Components Except Computer
                Equipment)                                                             50,672
     132        Swiss Reinsurance (Financial)                                          13,277
                                                                                   ----------
                                                                                      467,463
                TAIWAN--2.20%
   6,900        Ase Test Limited (Electronic & Other Electrical Equipment &
                Components, Except Computer Equipment)+                                96,117
   5,880        Ritek Corporation GDR (Industrial & Commercial Machinery &
                Computer Equipment)+                                                   12,671
                                                                                   ----------
                                                                                      108,788
                UNITED KINGDOM--21.24%
   3,450        Amvescap plc ADR (Security & Commodity Brokers, Dealers,
                Exchanges & Services)                                                 100,119
   2,200        ARM Holdings plc ADR (Electronic & Other Electrical
                Equipment & Components, Except Computer Equipment)+                    34,298
  12,900        BAE Systems plc (Fabricated Metal Products, Except Machinery
                & Transportation Equipment)                                            58,108
   1,900        Barclays plc (Finance)                                                 62,910
  12,800        Boots Company plc (Retail)                                            108,888
   1,400        BP plc ADR (Petroleum Refining & Related Industries)                   65,114
     255        British Telecommunications plc ADR (Communications)+                    9,371
   3,186        Capita Group plc (Health Services)                                     22,733
   6,200        Compass Group plc (Eating & Drinking Places)                           46,471
   1,600        Diageo plc ADR (Food & Kindred Products)                               74,032
   1,900        GlaxoSmithKline plc ADR (Chemicals & Allied Products)                  94,658
     980        HSBC Holdings plc ADR (Depository Institutions)                        58,516
   4,950        Lloyds TSB Group plc (Foreign Depository Institutions)                 53,744
     255        mmO2 plc ADR (Communications)+                                          3,213
   1,400        NDS Group plc ADR (Communications)+                                    28,070
   3,700        Royal Bank of Scotland Group (Foreign Depository
                Institutions)                                                          90,037
   2,400        Shire Pharmaceuticals Group (Healthcare)+                              30,039
     950        Shire Pharmaceuticals Group plc ADR (Chemicals & Allied
                Products)+                                                             34,769
   2,950        Vodafone Group plc ADR (Communications)                                75,755
                                                                                   ----------
                                                                                    1,050,845
                TOTAL COMMON STOCK
                (Cost $5,044,228)                                                   4,761,208

WELLS FARGO VARIABLE TRUST INTERNATIONAL EQUITY FUND--DECEMBER 31, 2001

                                                                                 INTEREST       MATURITY
PRINCIPAL                    SECURITY NAME                                         RATE           DATE           VALUE
                CORPORATE BONDS & NOTES--0.06%
                CANADA--0.06%
$  3,000        Nortel Networks Corporation (Electronic
                & Other Electrical Equipment &
                Components, Except Computer Equipment)
                (Cost $3,000)+ ++                                                  4.25%          9/1/08       $    2,906

                SHORT-TERM INVESTMENTS--9.68%
                REPURCHASE AGREEMENTS--9.68%
                UNITED STATES OF AMERICA--9.68%
 478,650        UBS Warburg LLC--102% Collateralized by
                US Government Securities (Cost $478,650)                           1.82           1/2/02          478,650
                TOTAL INVESTMENTS IN SECURITIES
                (Cost $5,525,878)*                           105.99%                                           $5,242,764
                Other Assets and Liabilities, Net             (5.99)                                             (296,391)
                                                              -----                                             ---------
                TOTAL NET ASSETS                             100.00%                                           $4,946,373
                                                             ------                                            ----------
                                                             ------                                            ----------


-------------------------------------------------------------------------------------------------------------------------
++ Securities that may be resold to "Qualified institutional buyers" under rule 144A or securities offered pursuant to section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the
   Advisor based on procedures approved by the board of directors.
 + Non-income earning securities.
 * Cost for federal income tax purposes is $5,596,551 and net unrealized depreciation consists of:

                Gross Unrealized Appreciation             $ 214,648
                Gross Unrealized Depreciation              (568,435)
                                                          ---------
                NET UNREALIZED DEPRECIATION               $(353,787)
                                                          =========

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST LARGE COMPANY GROWTH FUND--DECEMBER 31, 2001

  SHARES                                 SECURITY NAME                                   VALUE
                  COMMON STOCK--98.66%
                  BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                  DEALERS--7.60%
    18,200        Fastenal Company                                                    $  1,209,026
   132,600        Home Depot Incorporated                                                6,763,927
                                                                                      ------------
                                                                                         7,972,953
                  BUSINESS SERVICES--30.65%
    77,700        AOL Time Warner Incorporated+                                          2,494,170
    33,800        Automatic Data Processing Incorporated                                 1,990,820
    87,400        Concord EFS Incorporated+                                              2,864,972
    47,600        DST Systems Incorporated+                                              2,372,860
    67,200        First Data Corporation                                                 5,271,840
    86,400        Fiserv Incorporated+                                                   3,656,448
   151,600        IMS Health Incorporated                                                2,957,716
   106,100        Microsoft Corporation+                                                 7,031,248
    64,800        Sunguard Data Systems Incorporated+                                    1,874,664
    36,400        Veritas Software Corporation+                                          1,631,448
                                                                                      ------------
                                                                                        32,146,186
                  CHEMICALS & ALLIED PRODUCTS--6.58%
    27,200        Amgen Incorporated+                                                    1,535,168
   135,050        Pfizer Incorporated                                                    5,381,743
                                                                                      ------------
                                                                                         6,916,911
                  DEPOSITORY INSTITUTIONS--1.94%
    38,900        State Street Corporation                                               2,032,525



                  ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                  EXCEPT COMPUTER EQUIPMENT--9.61%
   188,800        Intel Corporation                                                      5,937,760
   168,800        Nokia Corporation ADR                                                  4,140,664
                                                                                      ------------
                                                                                        10,078,424
                  ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED
                  SERVICES--3.86%
   115,450        Paychex Incorporated                                                   4,045,368



                  INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                  EQUIPMENT--5.49%
   185,300        Cisco Systems Incorporated+                                            3,355,783
    87,200        EMC Corporation+                                                       1,171,968
   109,150        Solectron Corporation+                                                 1,231,212
                                                                                      ------------
                                                                                         5,758,963
                  INSURANCE CARRIERS--5.06%
    66,875        American International Group Incorporated                              5,309,874



                  MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
                  PHOTOGRAPHIC,
                  MEDICAL & OPTICAL GOODS--5.87%
   120,175        Medtronic Incorporated                                                 6,154,162



                  MISCELLANEOUS RETAIL--5.11%
   120,800        Costco Wholesale Corporation+                                          5,361,104

WELLS FARGO VARIABLE TRUST LARGE COMPANY GROWTH FUND--DECEMBER 31, 2001

  SHARES                                 SECURITY NAME                                   VALUE
                  PERSONAL SERVICES--3.24%
    70,200        Cintas Corporation                                                  $  3,396,978



                  SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
                  SERVICES--11.31%
   283,050        Charles Schwab Corporation                                             4,378,784
    61,075        Goldman Sachs Group Incorporated                                       5,664,706
    21,000        Morgan Stanley Dean Witter & Company                                   1,174,740
    18,500        T Rowe Price Group Incorporated                                          642,505
                                                                                      ------------
                                                                                        11,860,735
                  WHOLESALE TRADE-NONDURABLE GOODS--2.34%
    37,900        Cardinal Health Incorporated                                           2,450,614
                  TOTAL COMMON STOCK
                  (Cost $113,854,965)                                                  103,484,797




                                                                              INTEREST       MATURITY
PRINCIPAL                                                                       RATE           DATE
                 SHORT-TERM INVESTMENTS--1.42%
                 REPURCHASE AGREEMENTS--1.42%
$1,489,425       UBS Warburg LLC--102% Collateralized by US Government
                 Securities
                 (Cost $1,489,425)                                               1.82%         1/2/02           1,489,425




                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $115,344,390)*                     100.08%                                              $104,974,222
                 Other Assets and Liabilities, Net         (0.08)                                                   (85,826)
                                                          ------                                               ------------
                 TOTAL NET ASSETS                         100.00%                                              $104,888,396
                                                          ======                                               ============

--------------------------------------------------------------------------------
 + Non-income earning securities.
 * Cost for federal income tax purposes is $115,655,829 and net unrealized depreciation consists of:

                 Gross Unrealized Appreciation       $ 12,892,827
                 Gross Unrealized Depreciation        (23,574,434)
                                                     ------------
                 NET UNREALIZED DEPRECIATION         $(10,681,607)
                                                     ============

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST MONEY MARKET FUND--DECEMBER 31, 2001

                                                                              INTEREST       MATURITY
PRINCIPAL        SECURITY NAME                                                  RATE           DATE            VALUE
                 BANK NOTES--1.90%
$2,000,000       LaSalle National Bank
                 (Cost $1,999,992)                                              5.23%          1/9/02       $  1,999,992



                 CERTIFICATES OF DEPOSIT--13.95%
 1,500,000       American Express Centurion Bank++                              2.11          10/7/02          1,500,000
 4,000,000       Bank Austria                                                   1.82          3/14/02          4,000,078
   700,000       Dexia Bank NY                                                  5.37          1/18/02            699,999
 4,000,000       Greenwich Funding Corporation                                  2.55          1/11/02          3,997,450
 3,000,000       Southtrust Bank North America                                  4.00          8/19/02          3,000,000
 1,500,000       Swedbank                                                       2.51         11/25/02          1,499,735
                                                                                                            ------------
                 TOTAL CERTIFICATES OF DEPOSIT
                 (Cost $14,697,262)                                                                           14,697,262
                 COMMERCIAL PAPER--50.51%
 3,000,000       Amstel Funding Corporation                                   2.08**           2/5/02          2,994,135
 4,000,000       Aquinas Funding LLC                                          2.13**          2/27/02          3,986,809
 3,000,000       CC (USA) LLC                                                 2.45**           1/7/02          2,998,988
 4,000,000       Dorada Finance Incorporated                                  2.37**          1/22/02          3,994,778
 4,000,000       Holdenby Capital Company                                     2.38**          1/17/02          3,996,050
 4,000,000       Intrepid Funding                                             1.89**          2/28/02          3,988,094
 3,888,000       Ivory Funding Corporation                                    3.44**          2/26/02          3,867,923
 3,000,000       Jupiter Securities                                           1.94**          6/18/02          2,973,280
 3,500,000       Moat Funding LLC                                             3.42**           2/7/02          3,488,205
 4,000,000       Paradigm Funding LLC                                         2.36**          1/17/02          3,996,100
 4,000,000       Perry III Funding Corporation                                2.09**           2/5/02          3,992,142
 2,000,000       Procter & Gamble Company                                     1.89**          3/14/02          1,992,585
 4,000,000       Sigma Finance Incorporated                                   2.28**          4/22/02          3,972,500
 3,000,000       Stellar Funding                                              2.58**           3/4/02          2,987,038
 4,000,000       ZCM Matched Funding Corporation                              2.04**          2/27/02          3,987,369
                                                                                                            ------------
                 TOTAL COMMERCIAL PAPER
                 (Cost $53,215,996)                                                                           53,215,996
                 CORPORATE BONDS & NOTES--8.92%
 2,000,000       Bayer Corporation                                              4.75          3/19/02          1,999,880
 2,000,000       Bear Stearns Companies Incorporated++                          2.23          6/27/02          2,002,390
 1,500,000       Bear Stearns Companies Incorporated Series B++                 2.01          3/28/02          1,500,000
 1,000,000       General Electric Capital Corporation++                         1.87          9/19/02          1,000,000
 1,900,000       Merrill Lynch & Company Incorporated                           5.27           2/8/02          1,899,990
 1,000,000       Northern Rock plc++                                            1.94          2/12/02          1,000,000
                                                                                                            ------------
                 TOTAL CORPORATE BONDS & NOTES
                 (Cost $9,402,260)                                                                             9,402,260
                 FLOATING RATE NOTES--AGENCY--6.65%
 4,000,000       FNMA++                                                         1.99          12/5/02          3,998,888
 3,000,000       Household Finance Corporation++                                2.45          11/1/02          3,004,475
                                                                                                            ------------
                 TOTAL FLOATING RATE NOTES--AGENCY
                 (Cost $7,003,363)                                                                             7,003,363

WELLS FARGO VARIABLE TRUST MONEY MARKET FUND--DECEMBER 31, 2001

                                                                              INTEREST       MATURITY
PRINCIPAL        SECURITY NAME                                                  RATE           DATE            VALUE
                 REPURCHASE AGREEMENTS--17.74%
$4,000,000       Banc of America Securities--102% Collateralized by US
                 Government Securities                                          1.84%          1/2/02       $  4,000,000
 2,000,000       Banc of America Securities--102% Collateralized by US
                 Government Securities                                          1.89           1/2/02          2,000,000
 5,000,000       Goldman Sachs & Company--102% Collateralized by US
                 Government Securities                                          1.80           1/2/02          5,000,000
 3,690,000       Goldman Sachs & Company--102% Collateralized by US
                 Government Securities                                          1.88           1/2/02          3,690,000
 4,000,000       J P Morgan Securities--102% Collateralized by US Government
                 Securities                                                     1.95           1/2/02          4,000,000
                                                                                                            ------------
                 TOTAL REPURCHASE AGREEMENTS
                 (Cost $18,690,000)                                                                           18,690,000

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $105,008,873)*                      99.67%                                              $105,008,873
                 Other Assets and Liabilities, Net          0.33                                                    350,935
                                                          ------                                               ------------
                 TOTAL NET ASSETS                         100.00%                                              $105,359,808
                                                          ======                                               ============

--------------------------------------------------------------------------------
++ Variable rate securities.
**  Yield to maturity.
* Cost for federal income tax purposes is the same as for financial statement purposes.

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST SMALL CAP GROWTH FUND--DECEMBER 31, 2001

  SHARES                                SECURITY NAME                                  VALUE
                 COMMON STOCK--97.75%
                 AMUSEMENT & RECREATION SERVICES--0.76%
    14,416       Penn National Gaming Incorporated+                                 $   437,381
                 APPAREL & ACCESSORY STORES--3.46%
    16,475       American Eagle Outfitters Incorporated+                                431,151
    19,760       Ross Stores Incorporated                                               633,900
    17,025       Too Incorporated+                                                      468,188
    18,900       Wet Seal Incorporated+                                                 445,095
                                                                                    -----------
                                                                                      1,978,334
                 AUTOMOTIVE REPAIR, SERVICES & PARKING--0.53%
    13,650       Ryder System Incorporated                                              302,348
                 BUSINESS SERVICES--16.66%
    17,845       Activision Incorporated+                                               464,148
    18,650       Acxiom Corporation+                                                    325,816
    11,456       Administaff Incorporated+                                              314,009
    84,735       Agile Software Corporation+                                          1,459,136
    31,440       Click Commerce Incorporated+                                            99,350
    35,327       eFunds Corporation+                                                    485,746
     2,150       Interwoven Incorporated+                                                20,941
    20,545       Manugistics Group Incorporated+                                        433,089
    38,406       MatrixOne Incorporated+                                                498,894
    16,950       Mercury Interactive Corporation+                                       575,961
    28,525       Micromuse Incorporated+                                                427,875
    25,675       Midway Games Incorporated+                                             385,382
    54,188       NetIQ Corporation+                                                   1,910,668
    40,450       Peregrine Systems Incorporated+                                        599,874
    13,464       Probusiness Services Incorporated+                                     253,123
     1,745       St Assembly Test Services Limited ADR+                                  20,243
    19,175       Rent-A-Center Incorporated+                                            643,705
   114,683       Vignette Corporation+                                                  615,848
                                                                                    -----------
                                                                                      9,533,808

WELLS FARGO VARIABLE TRUST SMALL CAP GROWTH FUND--DECEMBER 31, 2001

  SHARES                                SECURITY NAME                                  VALUE
                 CHEMICALS & ALLIED PRODUCTS--14.62%
    13,975       Alkermes Incorporated+                                             $   368,381
    11,775       Aviron+                                                                585,571
    27,200       Biomarin Pharmaceutical Incorporated+                                  365,568
     8,550       Cambrex Corporation                                                    372,780
    25,875       Cell Therapeutics Incorporated+                                        624,622
     9,275       Cubist Pharmaceuticals Incorporated+                                   333,529
    39,351       First Horizon Pharmaceutical Corporation+                            1,156,525
     5,044       Galen Holdings plc ADR                                                 207,813
    11,650       Intermune Incorporated+                                                573,879
     7,875       Neurocrine Biosciences Incorporated+                                   404,066
    38,625       Novax Incorporated+                                                    544,613
    22,279       Noven Pharmaceuticals Incorporated+                                    395,452
    17,675       NPS Pharmaceuticals Incorporated+                                      676,953
    13,000       Olin Corporation                                                       209,820
    22,310       Penwest Pharmaceuticals Company+                                       447,316
    14,600       Pharmaceuticals Resources Incorporated+                                493,480
    17,550       Tanox Incorporated+                                                    324,719
     6,950       Taro Pharmaceutical Industries Limited+                                277,653
                                                                                    -----------
                                                                                      8,362,740
                 COMMUNICATIONS--5.24%
     9,850       AirGate PCS Incorporated+                                              448,668
    47,400       American Tower Corporation+                                            448,878
    21,313       Cumulus Media Incorporated+                                            344,844
     7,325       Entercom Communications Corporation+                                   366,250
    36,545       Entravision Communications Corporation+                                436,713
    59,096       Spanish Broadcasting System Incorporated+                              584,459
    20,425       Young Broadcasting Corporation+                                        366,629
                                                                                    -----------
                                                                                      2,996,441
                 DEPOSITORY INSTITUTIONS--1.96%
    39,800       BankAtlantic Bancorp Incorporated Class A                              365,364
    24,425       BankUnited Financial Corporation+                                      362,711
    13,725       Greater Bay Bancorp                                                    392,261
                                                                                    -----------
                                                                                      1,120,336
                 EDUCATIONAL SERVICES--2.56%
    10,655       Corinthian Colleges Incorporated+                                      435,683
    10,690       Education Management Corporation+                                      387,513
    29,125       Sylvan Learning Systems Incorporated+                                  642,789
                                                                                    -----------
                                                                                      1,465,985

WELLS FARGO VARIABLE TRUST SMALL CAP GROWTH FUND--DECEMBER 31, 2001

  SHARES                                SECURITY NAME                                  VALUE
                 ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                 COMPUTER EQUIPMENT--12.79%
    22,010       Aeroflex Incorporated+                                             $   416,649
     9,525       Alpha Industries Incorporated+                                         207,645
    13,450       Anadigics Incorporated+                                                205,113
    32,440       Centillium Communications Incorporated+                                254,978
    11,415       Cymer Incorporated+                                                    305,123
    28,175       DDI Corporation+                                                       277,242
    50,385       Exar Corporation+                                                    1,050,527
    29,125       Finisar Corporation+                                                   296,201
    79,035       GlobeSpan Virata Incorporated+                                       1,023,496
    20,275       Integrated Device Technology Incorporated+                             539,112
    21,789       Microtune Incorporated+                                                511,170
    33,150       Openwave Systems Incorporated+                                         324,539
    60,300       Powerwave Technologies Incorporated+                                 1,041,984
    29,499       Proxim Incorporated+                                                   292,630
    22,600       Recoton Corporation+                                                   307,360
     7,700       Varian Semiconductor Equipment Associates Incorporated+                266,343
                                                                                    -----------
                                                                                      7,320,112
                 ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED
                 SERVICES--1.45%
    13,495       ICON plc ADR+                                                          402,286
         1       Tetra Tech Incorporated+                                                    15
    10,025       Transkaryotic Therapies Incorporated+                                  429,070
                                                                                    -----------
                                                                                        831,371
                 FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                 EQUIPMENT--0.95%
    20,875       Silgan Holdings Incorporated+                                          546,090



                 FURNITURE & FIXTURES--0.57%
    10,111       Furniture Brands International Incorporated+                           323,754



                 GENERAL MERCHANDISE STORES--1.05%
    15,750       99 Cents Only Stores+                                                  600,075



                 HEALTH SERVICES--5.22%
     7,225       AmeriPath Incorporated+                                                231,272
    40,435       Covance Incorporated+                                                  917,875
    20,948       Dynacare Incorporated+                                                 353,812
     7,260       Impath Incorporated+                                                   323,143
    11,900       Pediatrix Medical Group Incorporated+                                  403,648
    11,335       Province Healthcare Company+                                           349,798
    19,282       United Surgical Partners International Company+                        407,814
                                                                                    -----------
                                                                                      2,987,362
                 HOLDING & OTHER INVESTMENT OFFICES--1.17%
     9,515       Affiliated Managers Group Incorporated+                                670,617



                 HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES--1.65%
    18,400       Cost Plus Incorporated+                                                487,600
    11,400       Electronics Boutique Holdings Corporation+                             455,316
                                                                                    -----------
                                                                                        942,916

WELLS FARGO VARIABLE TRUST SMALL CAP GROWTH FUND--DECEMBER 31, 2001

  SHARES                                SECURITY NAME                                  VALUE
                 INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                 EQUIPMENT--6.53%
    81,506       Advanced Digital Information Corporation+                          $ 1,307,372
     4,050       Brooks Automation Incorporated+                                        164,714
     6,650       Cooper Cameron Corporation+                                            268,394
    24,060       Dril-Quip Incorporated+                                                579,846
    18,090       Emulex Corporation+                                                    714,735
    35,400       Grant Prideco Incorporated+                                            407,100
    16,525       Kulicke & Soffa Industries Incorporated+                               283,404
       425       Netscreen Technologies Incorporated+                                     9,405
                                                                                    -----------
                                                                                      3,734,970
                 INSURANCE CARRIERS--4.16%
    17,460       AdvancePCS+                                                            512,451
    29,711       IPC Holdings Limited                                                   879,446
    27,594       Max Re Capital Limited                                                 432,122
    10,275       PartnerRe Limited                                                      554,850
                                                                                    -----------
                                                                                      2,378,869
                 MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
                 PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS--2.12%
    22,225       Exfo Electro Optical Engineering Incorporated+                         264,033
    14,850       Therasense Incorporated+                                               368,280
    35,595       TriPath Imaging Incorporated+                                          268,030
    15,550       Urologix Incorporated+                                                 311,778
                                                                                    -----------
                                                                                      1,212,121
                 MISCELLANEOUS MANUFACTURING INDUSTRIES--0.65%
    11,900       Direct Focus Incorporated+                                             371,280



                 MISCELLANEOUS RETAIL--2.33%
    19,050       Borders Group Incorporated+                                            377,952
    37,310       J Jill Group Incorporated+                                             803,284
    13,950       Whitehall Jewellers Incorporated+                                      153,311
                                                                                    -----------
                                                                                      1,334,547
                 MOTOR FREIGHT TRANSPORTATION & WAREHOUSING--0.79%
    15,767       Arkansas Best Corporation+                                             454,405



                 NONDEPOSITORY CREDIT INSTITUTIONS--0.83%
    19,746       WFS Financial Incorporated+                                            474,101



                 OIL & GAS EXTRACTION--2.60%
    20,445       Key Energy Services Incorporated+                                      188,094
    11,317       Newfield Exploration Company+                                          401,867
    24,600       Patterson-UTI Energy Incorporated+                                     573,426
    11,970       Tom Brown Incorporated+                                                323,310
                                                                                    -----------
                                                                                      1,486,697
                 TRANSPORTATION BY AIR--0.60%
    14,650       Atlantic Coast Airlines Holdings+                                      341,199

WELLS FARGO VARIABLE TRUST SMALL CAP GROWTH FUND--DECEMBER 31, 2001

  SHARES                                SECURITY NAME                                  VALUE
                 WHOLESALE TRADE--DURABLE GOODS--3.38%
    25,149       Actrade Financial Tech+                                            $   740,638
    14,984       Avnet Incorporated                                                     381,642
    17,925       MCSi Incorporated                                                      420,341
    21,250       Owens & Minor Incorporated                                             393,125
                                                                                    -----------
                                                                                      1,935,746
                 WHOLESALE TRADE--NONDURABLE GOODS--3.12%
     9,750       D & K Healthcare Resources Incorporated                                555,263
   105,350       Endo Pharmaceutical Holdings Incorporated+                           1,229,434
                                                                                    -----------
                                                                                      1,784,697
                 TOTAL COMMON STOCK
                 (Cost $51,090,955)                                                  55,928,302


                                                                                  INTEREST       MATURITY
PRINCIPAL                                                                           RATE           DATE
                 SHORT-TERM INVESTMENTS--4.64%
                 REPURCHASE AGREEMENTS--4.64%
$2,656,752       UBS Warburg LLC--102% Collateralized by US Government
                 Securities (Cost $2,656,752)                                        1.82%         1/2/02       $ 2,656,752

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $53,747,707)*                        102.39%                            $58,585,054
                 Other Assets and Liabilities, Net           (2.39)                             (1,368,605)
                                                             -----                             -----------
                 TOTAL NET ASSETS                           100.00%                            $57,216,449
                                                            ------                             -----------
                                                            ------                             -----------

--------------------------------------------------------------------------------
 + Non-income earning securities.
 * Cost for federal income tax purposes is $55,372,710 and net unrealized appreciation consists of:

                 Gross Unrealized Appreciation         $ 5,751,165
                 Gross Unrealized Depreciation          (2,538,821)
                                                       -----------
                 NET UNREALIZED APPRECIATION           $ 3,212,344
                                                        ----------
                                                        ----------

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST
STATEMENTS OF ASSETS AND LIABILITIES--DECEMBER 31, 2001

                                           Asset     Corporate         Equity        Equity                 International
                                      Allocation          Bond         Income         Value        Growth          Equity
                                            Fund          Fund           Fund          Fund          Fund            Fund
-------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments:
 In securities, at market value
   (see cost below)                 $254,775,224   $70,178,278   $102,231,529   $34,842,679   $68,322,075    $4,764,114
 Repurchase Agreements                         0     1,452,000      3,732,553     3,475,000     5,282,000       478,650
 TOTAL IN SECURITIES, AT MARKET
   VALUE                             254,775,224    71,630,278    105,964,082    38,317,679    73,604,075     5,242,764
 Cash                                     50,867        55,315         50,000        54,329        53,639        19,477
 Receivable for dividends and
   interest and other receivables      1,406,317     1,374,347        200,684        45,659        67,556         3,897
 Receivable for investments sold          29,186             0              0       402,855             0        52,976
 Receivable for Fund shares issued       109,365        32,937        148,262        47,828         9,001        16,050
 Unrealized appreciation on
   forward foreign currency
   contracts                                   0         4,416              0             0             0             0
TOTAL ASSETS                         256,370,959    73,097,293    106,363,028    38,868,350    73,734,271     5,335,164
LIABILITIES
Payable for investments purchased         96,178             0              0        52,743             0       364,340
Dividends payable                              0         9,059              0             0             0             0
Payable for Fund shares redeemed          39,979        92,932         45,396        56,879        15,735         1,361
Payable to investment advisor and
 affiliates                              150,696        39,364         54,330        12,409        24,988        11,652
Payable to other related parties          52,375        14,885         21,616         7,871        15,114         1,943
Accrued expenses and other
 liabilities                              50,511        20,816         42,440        17,800        47,518         9,495
Payable for daily variation margin
 on future contracts                      42,925             0              0             0             0             0
TOTAL LIABILITIES                        432,664       177,056        163,782       147,702       103,355       388,791
TOTAL NET ASSETS                    $255,938,295   $72,920,237   $106,199,246   $38,720,648   $73,630,916    $4,946,373
NET ASSETS CONSIST OF:
 Paid-in capital                    $269,224,664   $71,210,872   $ 98,141,890   $41,612,473   $83,475,819    $5,446,274
 Undistributed (overdistributed)
   net investment income                 340,992        23,262         93,337        16,060        67,050        13,835
 Undistributed net realized gain
   (loss) on investments                 378,472        69,772       (709,775)   (2,983,631)   (9,080,177)     (230,670)
 Net unrealized appreciation
   (depreciation) of investments
   and translation of foreign
   currency                          (14,029,633)    1,611,915      8,673,794        75,746      (831,776)     (283,066)
 Net unrealized appreciation
   (depreciation) of foreign
   currency contracts                          0         4,416              0             0             0             0
 Net unrealized (depreciation) of
   futures contracts                      23,800             0              0             0             0             0
TOTAL NET ASSETS                    $255,938,295   $72,920,237   $106,199,246   $38,720,648   $73,630,916    $4,946,373
COMPUTATION OF NET ASSET
 VALUE AND OFFERING PRICE
Net assets                          $255,938,295   $72,920,237   $106,199,246   $38,720,648   $73,630,916    $4,946,373
Shares outstanding                    20,778,032     7,119,452      6,842,083     4,292,283     5,230,631       659,872
Net asset value and offering price        $12.32        $10.24         $15.52         $9.02        $14.08         $7.50
INVESTMENTS AT COST (NOTE 2)        $268,804,857   $70,018,586   $ 97,290,288   $38,241,933   $74,435,851    $5,525,878
-------------------------------------------------------------------------------------------------------------------------

                                           Large
                                         Company          Money      Small Cap
                                          Growth         Market         Growth
                                            Fund           Fund           Fund
ASSETS
 Investments:
 In securities, at market value
   (see cost below)                 $103,484,797   $ 86,318,873   $ 55,928,302
 Repurchase Agreements                 1,489,425     18,690,000      2,656,752
 TOTAL IN SECURITIES, AT MARKET
   VALUE                             104,974,222    105,008,873     58,585,054
 Cash                                     50,000         50,066         50,000
 Receivable for dividends and
   interest and other receivables         20,989        405,062          4,762
 Receivable for investments sold         159,574              0        752,202
 Receivable for Fund shares issued       100,954              0        119,211
 Unrealized appreciation on
   forward foreign currency
   contracts                                   0              0              0
TOTAL ASSETS                         105,305,739    105,464,001     59,511,229
LIABILITIES
Payable for investments purchased        208,986              0      2,145,074
Dividends payable                              0          2,307              0
Payable for Fund shares redeemed          89,024              0         63,745
Payable to investment advisor and
 affiliates                               52,674         62,923         45,471
Payable to other related parties          21,641              0         11,054
Accrued expenses and other
 liabilities                              45,018         38,963         29,436
Payable for daily variation margin
 on future contracts                           0              0              0
TOTAL LIABILITIES                        417,343        104,193      2,294,780
TOTAL NET ASSETS                    $104,888,396   $105,359,808   $ 57,216,449
NET ASSETS CONSIST OF:
 Paid-in capital                    $126,857,575   $105,360,460   $ 74,090,969
 Undistributed (overdistributed)
   net investment income                       0              0              0
 Undistributed net realized gain
   (loss) on investments             (11,599,011)          (652)   (21,711,867)
 Net unrealized appreciation
   (depreciation) of investments
   and translation of foreign
   currency                          (10,370,168)             0      4,837,347
 Net unrealized appreciation
   (depreciation) of foreign
   currency contracts                          0              0              0
 Net unrealized (depreciation) of
   futures contracts                           0              0              0
TOTAL NET ASSETS                    $104,888,396   $105,359,808   $ 57,216,449
COMPUTATION OF NET ASSET
 VALUE AND OFFERING PRICE
Net assets                          $104,888,396   $105,359,808   $ 57,216,449
Shares outstanding                    11,092,868    105,360,494      7,284,390
Net asset value and offering price         $9.46          $1.00          $7.85
INVESTMENTS AT COST (NOTE 2)        $115,344,390   $105,008,873   $ 53,747,707
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST
STATEMENTS OF OPERATIONS--FOR THE PERIOD ENDED DECEMBER 31, 2001

                                             Asset        Corporate      Equity        Equity                     International
                                           Allocation       Bond         Income         Value         Growth         Equity
                                              Fund          Fund          Fund          Fund           Fund           Fund
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends                                $  2,332,565             0   $ 2,086,949   $   571,336   $    809,864     $  31,064(1)
 Interest                                    4,510,049     5,216,852        94,047        61,695         94,060        11,786
TOTAL INVESTMENT INCOME                      6,842,614     5,216,852     2,180,996       633,031        903,924        42,850
EXPENSES
 Advisory fees                               1,424,963       329,019       583,882       225,025        459,893        21,665
 Administration fees                           388,627       110,206       159,240        61,370        125,425         4,333
 Portfolio accounting fees                      57,021        65,548        72,369        40,720         65,994       112,870
 Custody                                             0        14,694        21,232         8,183         16,723         7,222
 Transfer agent                                114,904       108,409       127,135        14,502        149,514        10,947
 Distribution fees                             647,710       182,788       265,401       102,284        209,042         7,222
 Legal and audit fees                           42,684        17,969        29,826        16,752         25,813        34,292
 Directors' fees                                 3,948         3,755         3,796         3,715          3,790         3,681
 Shareholder reports                             6,328         1,273        15,202         1,086          2,079         4,694
 Other                                           7,927         1,867        24,911           565          2,075         1,274
TOTAL EXPENSES                               2,694,112       835,528     1,302,994       474,202      1,060,348       208,200
Less: Waived fees and reimbursed
 expenses                                     (100,721)     (174,147)     (240,684)      (64,971)      (223,500)     (179,203)
Net Expenses                                 2,593,391       661,381     1,062,310       409,231        836,848        28,997
NET INVESTMENT INCOME (LOSS)                 4,249,223     4,555,471     1,118,686       223,800         67,076        13,853
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net Realized Gain (Loss) from:
 Securities                                  2,872,989     1,530,965      (663,986)      278,219     (8,047,654)     (224,508)
 Foreign currency                                    0        11,268             0             0              0           (17)
 Financial futures contracts                (1,108,230)            0             0             0              0             0
NET REALIZED GAIN (LOSS) FROM
 INVESTMENTS                                 1,764,759     1,542,233      (663,986)      278,219     (8,047,654)     (224,525)
Net Change in Unrealized Appreciation
 (Depreciation) of:
 Securities and translation of foreign
   currency                                (26,057,787)     (827,038)   (7,004,408)   (4,266,366)   (11,604,844)     (179,164)
 Foreign currency contracts                          0        20,062             0             0              0             0
 Financial futures contracts                   195,925             0             0             0              0             0
Net Change in Unrealized Appreciation
 (Depreciation) of Investments             (25,861,862)     (806,976)   (7,004,408)   (4,266,366)   (11,604,844)     (179,164)
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS                            (24,097,103)      735,257    (7,668,394)   (3,988,147)   (19,652,498)     (403,689)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $(19,847,880)  $ 5,290,728   $(6,549,708)  $(3,764,347)  $(19,585,422)    $(389,836)
-------------------------------------------------------------------------------------------------------------------------------

                                             Large
                                            Company        Money       Small Cap
                                             Growth        Market       Growth
                                              Fund          Fund         Fund
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends                                $    390,305            0   $    47,808
 Interest                                      138,052    3,634,593        67,363
TOTAL INVESTMENT INCOME                        528,357    3,634,593       115,171
EXPENSES
 Advisory fees                                 574,181      346,887       259,930
 Administration fees                           156,594      130,082        51,986
 Portfolio accounting fees                       6,483       48,945         2,974
 Custody                                        20,879       17,344         6,931
 Transfer agent                                  8,870       12,498        17,799
 Distribution fees                             260,991            0        86,643
 Legal and audit fees                           16,036       46,754        17,427
 Directors' fees                                 3,774        3,744         3,713
 Shareholder reports                             1,282       24,026         2,098
 Other                                           1,303        4,136         7,735
TOTAL EXPENSES                               1,050,393      634,416       457,236
Less: Waived fees and reimbursed
 expenses                                      (26,360)         (86)      (46,817)
Net Expenses                                 1,024,033      634,330       410,419
NET INVESTMENT INCOME (LOSS)                  (495,676)   3,000,263      (295,248)
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net Realized Gain (Loss) from:
 Securities                                (10,799,189)         971   (13,699,561)
 Foreign currency                                    0            0             0
 Financial futures contracts                         0            0             0
NET REALIZED GAIN (LOSS) FROM
 INVESTMENTS                               (10,799,189)         971   (13,699,561)
Net Change in Unrealized Appreciation
 (Depreciation) of:
 Securities and translation of foreign
   currency                                (15,277,335)           0     7,167,958
 Foreign currency contracts                          0            0             0
 Financial futures contracts                         0            0             0
Net Change in Unrealized Appreciation
 (Depreciation) of Investments             (15,277,335)           0     7,167,958
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS                            (26,076,524)         971    (6,531,603)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                $(26,572,200)  $3,001,234   $(6,826,851)
------------------------------------------------------------------------------------------------------------------------

(1) Net of foreign withholding taxes of $3,522

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                           Asset Allocation                  Corporate Bond
                                                                       Fund                            Fund
                                              -----------------------------   -----------------------------
                                                 For the         For the         For the         For the
                                               Year Ended      Year Ended      Year Ended      Year Ended
                                              Dec. 31, 2001   Dec. 31, 2000   Dec, 31, 2000   Dec. 31, 2000
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
BEGINNING NET ASSETS                          $270,278,478    $240,670,990     $71,957,240     $68,423,018
Operations:
 Net investment income (loss)                    4,249,223       5,675,974       4,555,471       4,629,204
 Net realized gain (loss) on sale of
   investments and foreign currency              1,764,759       6,537,181       1,542,233      (1,397,714)
 Net change in unrealized appreciation
   (depreciation) of investments and
   translation of foreign currency             (26,057,787)    (10,051,512)       (827,038)      3,598,013
 Net change in unrealized appreciation
   (depreciation) of financial futures and
   forward transactions                            195,925        (244,250)         20,062               0
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                     (19,847,880)      1,917,393       5,290,728       6,829,503
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                          (4,141,444)     (5,578,483)     (4,555,471)     (4,629,204)
 Net realized gain on sale of investments       (6,757,275)     (8,377,456)              0               0
 Tax return of capital                                   0               0               0               0
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                      39,261,163      41,451,671      12,106,575      13,111,253
 Reinvestment of dividends                      10,898,719      13,955,939       4,555,471       4,629,204
 Cost of shares redeemed                       (33,753,466)    (13,761,576)    (16,434,306)    (16,406,534)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE TRANSACTIONS      16,406,416      41,646,034         227,740       1,333,923
NET INCREASE (DECREASE) IN NET ASSETS          (14,340,183)     29,607,488         962,997       3,534,222
NET ASSETS:
 ENDING NET ASSETS                            $255,938,295    $270,278,478     $72,920,237     $71,957,240
SHARE ISSUED AND REDEEMED:
 Shares sold                                     3,046,607       2,867,745       1,175,837       1,333,998
 Shares issued in reinvestment of dividends        879,030         951,980         442,463         472,156
 Shares redeemed                                (2,705,867)       (950,139)     (1,597,933)     (1,673,755)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING                                     1,219,770       2,869,586          20,367         132,399
ENDING BALANCE OF UNDISTRIBUTED
 (OVERDISTRIBUTED) NET INVESTMENT INCOME      $    340,992    $    234,501     $    23,262     $    15,915
-----------------------------------------------------------------------------------------------------------

                                                              Equity Income                    Equity Value
                                                                       Fund                            Fund
                                              -----------------------------   -----------------------------
                                                 For the         For the         For the            For the
                                               Year Ended      Year Ended      Year Ended        Year Ended
                                              Dec. 31, 2001   Dec. 31, 2000   Dec. 31, 2001   Dec. 31, 2000
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
BEGINNING NET ASSETS                          $113,350,497    $127,793,479    $ 47,012,701    $ 26,567,053
Operations:
 Net investment income (loss)                    1,118,686       1,125,027         223,800         244,392
 Net realized gain (loss) on sale of
   investments and foreign currency               (663,986)      2,744,338         278,219      (1,628,272)
 Net change in unrealized appreciation
   (depreciation) of investments and
   translation of foreign currency              (7,004,408)     (2,195,489)     (4,266,366)      3,330,430
 Net change in unrealized appreciation
   (depreciation) of financial futures and
   forward transactions                                  0               0               0               0
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      (6,549,708)      1,673,876      (3,764,347)      1,946,550
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                          (1,025,349)     (1,125,027)       (242,706)       (214,194)
 Net realized gain on sale of investments       (2,777,069)     (1,884,477)              0               0
 Tax return of capital                                   0               0               0               0
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                      23,295,231      15,335,388      35,041,543      31,131,349
 Reinvestment of dividends                       3,802,418       3,009,504         242,706         214,194
 Cost of shares redeemed                       (23,896,774)    (31,452,246)    (39,569,249)    (12,632,251)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE TRANSACTIONS       3,200,875     (13,107,354)     (4,285,000)     18,713,292
NET INCREASE (DECREASE) IN NET ASSETS           (7,151,251)    (14,442,982)     (8,292,053)     20,445,648
NET ASSETS:
 ENDING NET ASSETS                            $106,199,246    $113,350,497    $ 38,720,648    $ 47,012,701
SHARE ISSUED AND REDEEMED:
 Shares sold                                     1,451,306         935,066       3,692,065       3,318,293
 Shares issued in reinvestment of dividends        243,099         183,915          27,454          22,995
 Shares redeemed                                (1,515,066)     (1,934,238)     (4,275,125)     (1,370,858)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING                                       179,339        (815,257)       (555,606)      1,970,430
ENDING BALANCE OF UNDISTRIBUTED
 (OVERDISTRIBUTED) NET INVESTMENT INCOME      $     93,337    $          0    $     16,060    $     34,966
-----------------------------------------------------------------------------------------------------------

(1) Commencement of operations

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                            Growth                International Equity
                                                              Fund                                Fund
                                     -----------------------------   ---------------------------------
                                           For the      For the         For the      For the period of
                                        Year Ended    Year Ended      Year Ended      July 3, 2000 to
                                     Dec. 31, 2001   Dec. 31, 2000   Dec. 31, 2001   Dec. 31, 2000(1)
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
BEGINNING NET ASSETS                 $105,248,351    $128,495,431     $ 1,620,487       $        0
Operations:
 Net investment income (loss)              67,076          11,170          13,853            5,200
 Net realized gain (loss) on sale
   of investments and foreign
   currency                            (8,047,654)      5,600,113        (224,525)          (6,162)
 Net change in unrealized
   appreciation (depreciation) of
   investments and translation of
   foreign currency                   (11,604,844)    (22,507,557)       (179,164)        (103,902)
 Net change in unrealized
   appreciation (depreciation) of
   financial futures and forward
   transactions                                 0               0               0                0
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS     (19,585,422)    (16,896,274)       (389,836)        (104,864)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                    (11,196)              0            (701)          (4,500)
 Net realized gain on sale of
   investments                         (6,611,354)    (10,579,479)              0                0
 Tax return of capital                          0               0               0                0
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold              7,275,542      10,275,933       6,028,608        1,824,619
 Reinvestment of dividends              6,622,550      10,579,479             701            4,500
 Cost of shares redeemed              (19,307,555)    (16,626,739)     (2,312,886)         (99,268)
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS                    (5,409,463)      4,228,673       3,716,423        1,729,851
NET INCREASE (DECREASE) IN NET
 ASSETS                               (31,617,435)    (23,247,080)      3,325,886        1,620,487
NET ASSETS:
 ENDING NET ASSETS                   $ 73,630,916    $105,248,351     $ 4,946,373       $1,620,487
SHARE ISSUED AND REDEEMED:
 Shares sold                              467,784         460,400         778,750          191,329
 Shares issued in reinvestment of
   dividends                              461,502         468,326              90              523
 Shares redeemed                       (1,221,133)       (737,141)       (300,319)         (10,501)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING                             (291,847)        191,585         478,521          181,351
ENDING BALANCE OF UNDISTRIBUTED
 (OVERDISTRIBUTED) NET INVESTMENT
 INCOME                              $     67,050    $     11,170     $    13,835       $      700
------------------------------------------------------------------------------------------------------

                                                     Large Company                    Money Market                       Small Cap
                                                       Growth Fund                            Fund                     Growth Fund
                                     -----------------------------   -----------------------------   -----------------------------
                                        For the         For the         For the         For the         For the         For the
                                      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                     Dec. 31, 2000   Dec. 31, 2000   Dec. 31, 2001   Dec. 31, 2000   Dec. 31, 2001   Dec. 31, 2000
INCREASE (DECREASE) IN NET ASSETS
BEGINNING NET ASSETS                 $117,885,152    $ 50,988,017    $ 53,095,473    $ 42,163,569    $ 33,610,489    $ 23,818,991
Operations:
 Net investment income (loss)            (495,676)       (386,295)      3,000,263       2,400,916        (295,248)       (249,888)
 Net realized gain (loss) on sale
   of investments and foreign
   currency                           (10,799,189)       (546,136)            971          (1,623)    (13,699,561)     (1,287,446)
 Net change in unrealized
   appreciation (depreciation) of
   investments and translation of
   foreign currency                   (15,277,335)     (3,299,093)              0               0       7,167,958      (9,225,577)
 Net change in unrealized
   appreciation (depreciation) of
   financial futures and forward
   transactions                                 0               0               0               0               0               0
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS     (26,572,200)     (4,231,524)      3,001,234       2,399,293      (6,826,851)    (10,762,911)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                          0               0      (3,000,263)     (2,400,916)              0               0
 Net realized gain on sale of
   investments                            (34,218)              0               0               0               0      (7,459,812)
 Tax return of capital                          0               0               0               0               0      (1,885,722)
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold             29,904,678      77,253,728      82,314,170      61,049,011      35,531,515      27,042,179
 Reinvestment of dividends                 34,218               0       3,000,263       2,400,916               0       9,345,534
 Cost of shares redeemed              (16,329,234)     (6,125,069)    (33,051,069)    (52,516,400)     (5,098,704)     (6,487,770)
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS                    13,609,662      71,128,659      52,263,364      10,933,527      30,432,811      29,899,943
NET INCREASE (DECREASE) IN NET
 ASSETS                               (12,996,756)     66,897,135      52,264,335      10,931,904      23,605,960       9,791,498
NET ASSETS:
 ENDING NET ASSETS                   $104,888,396    $117,885,152    $105,359,808    $ 53,095,473    $ 57,216,449    $ 33,610,489
SHARE ISSUED AND REDEEMED:
 Shares sold                            2,989,913       6,099,123      82,308,007      61,045,579       4,725,984       1,451,200
 Shares issued in reinvestment of
   dividends                                3,695               0       3,006,426       2,404,348               0         819,965
 Shares redeemed                       (1,754,419)       (485,007)    (33,051,069)    (52,516,400)       (678,120)       (351,261)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING                            1,239,189       5,614,116      52,263,364      10,933,527       4,047,864       1,919,904
ENDING BALANCE OF UNDISTRIBUTED
 (OVERDISTRIBUTED) NET INVESTMENT
 INCOME                              $          0    $          0    $          0    $          0    $          0    $          0
---------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST
FINANCIAL HIGHLIGHTS

                                                                                                            Asset Allocation Fund
                                                              -------------------------------------------------------------------
                                                                  Jan. 1,       Jan. 1,       Jan. 1,       Jan. 1,       Jan. 1,
                                                                     2001          2000          1999          1998          1997
                                                              to Dec. 31,   to Dec. 31,   to Dec. 31,   to Dec. 31,   to Dec. 31,
                                                                     2001          2000          1999          1998          1997
---------------------------------------------------------------------------------------------------------------------------------
BEGINNING NET ASSET VALUE PER SHARE                            $  13.82      $  14.42      $  13.45      $  11.99       $ 11.42
  Net investment income (loss)                                     0.20          0.31          0.27          0.34          0.60
  Net realized and unrealized gain (loss) on investments          (1.17)        (0.13)         0.97          2.60          1.73
  Dividends from net investment income                            (0.20)        (0.31)        (0.26)        (0.34)        (0.60)
  Distributions from net realized gains                           (0.33)        (0.47)        (0.01)        (1.14)        (1.16)
  Return of capital                                                0.00          0.00          0.00          0.00          0.00
                                                               --------      --------      --------      --------       -------
ENDING NET ASSET VALUE PER SHARE                               $  12.32      $  13.82      $  14.42      $  13.45       $ 11.99
                                                               ========      ========      ========      ========       =======
RATIO TO AVERAGE NET ASSETS (ANNUALIZED):
  Net investment income (loss)                                    1.64%         2.19%         2.05%         2.62%         5.20%
  Net expenses                                                    1.00%         1.00%         0.97%         0.92%         0.80%
  Gross expenses(1)                                               1.04%         1.12%         1.17%         1.11%         0.85%
---------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                                  (6.96%)        1.02%         9.33%        25.26%        20.88%
Portfolio turnover rate                                             25%           48%           30%           29%          156%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (000'S OMITTED)                    $255,938      $270,278      $240,671      $156,241       $86,506
---------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST
FINANCIAL HIGHLIGHTS

                                                                    Corporate
                                                                    Bond Fund                        Equity Income Fund
                                      ---------------------------------------   ---------------------------------------
                                          Jan. 1,       Jan. 1,     Sept. 20,       Jan. 1,       Jan. 1,       Jan. 1,
                                             2001          2000       1999(3)          2001          2000          1999
                                      to Dec. 31,   to Dec. 31,   to Dec. 31,   to Dec. 31,   to Dec. 31,   to Dec. 31,
                                             2001          2000          1999          2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------
BEGINNING NET ASSET VALUE PER SHARE     $ 10.14       $  9.82       $ 10.00         17.01      $  17.09      $  16.00
  Net investment income (loss)             0.64          0.64          0.16          0.16          0.17          0.17
  Net realized and unrealized gain
    (loss) on investments                  0.10          0.32         (0.18)        (1.09)         0.21          1.09
  Dividends from net investment
    income                                (0.64)        (0.64)        (0.16)        (0.15)        (0.17)        (0.17)
  Distributions from net realized
    gains                                  0.00          0.00          0.00         (0.41)        (0.29)         0.00
  Return of capital                        0.00          0.00          0.00          0.00          0.00          0.00
                                        -------       -------       -------      --------      --------      --------
ENDING NET ASSET VALUE PER SHARE        $ 10.24       $ 10.14       $  9.82      $  15.52      $  17.01      $  17.09
                                        =======       =======       =======      ========      ========      ========
RATIO TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Net investment income (loss)            6.20%         6.53%         5.87%         1.05%         1.02%         1.16%
  Net expenses                            0.90%         0.90%         0.90%         1.00%         1.00%         0.86%
  Gross expenses(1)                       1.14%         1.25%         1.25%         1.23%         1.17%         1.12%
-----------------------------------------------------------------------------------------------------------------------
Total Return(2)                           7.41%        10.22%        (0.16%)       (5.41%)        2.33%         7.90%
Portfolio turnover rate                     69%          100%           59%            5%            4%            5%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (000'S
  OMITTED)                              $72,920       $71,957       $68,423      $106,199      $113,350      $127,793
-----------------------------------------------------------------------------------------------------------------------


                                             Equity Income Fund
                                      -------------------------
                                          Jan. 1,       Jan. 1,
                                             1998          1997
                                      to Dec. 31,   to Dec. 31,
                                             1998          1997
-----------------------------------------------------------------------------------------------------------------------
BEGINNING NET ASSET VALUE PER SHARE     $ 13.68       $ 10.91
  Net investment income (loss)             0.18          0.14
  Net realized and unrealized gain
    (loss) on investments                  2.34          2.79
  Dividends from net investment
    income                                (0.18)        (0.14)
  Distributions from net realized
    gains                                 (0.02)        (0.02)
  Return of capital                        0.00          0.00
                                        -------       -------
ENDING NET ASSET VALUE PER SHARE        $ 16.00       $ 13.68
                                        =======       =======
RATIO TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Net investment income (loss)            1.47%         1.85%
  Net expenses                            0.80%         0.80%
  Gross expenses(1)                       1.10%         1.34%
-----------------------------------------------------------------------------------------------------------------------
Total Return(2)                          18.42%        26.90%
Portfolio turnover rate                      1%            3%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (000'S
  OMITTED)                              $86,069       $39,888
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST
FINANCIAL HIGHLIGHTS

                                                                             Equity Value Fund                 Growth Fund
                                         -----------------------------------------------------   -------------------------
                                             Jan. 1,       Jan. 1,       Jan. 1,        May 1,       Jan. 1,       Jan. 1,
                                                2001          2000          1999       1998(3)          2001          2000
                                         to Dec. 31,   to Dec. 31,   to Dec. 31,   to Dec. 31,   to Dec. 31,   to Dec. 31,
                                                2001          2000          1999          1998          2001          2000
--------------------------------------------------------------------------------------------------------------------------
BEGINNING NET ASSET VALUE PER SHARE        $  9.70       $  9.23       $  9.55       $ 10.00       $ 19.06      $  24.10
  Net investment income (loss)                0.06          0.07          0.08          0.07          0.01          0.00
  Net realized and unrealized gain
    (loss) on investments                    (0.68)         0.46         (0.32)        (0.45)        (3.65)        (2.95)
  Dividends from net investment income       (0.06)        (0.06)        (0.08)        (0.07)         0.00          0.00
  Distributions from net realized gains       0.00          0.00          0.00          0.00         (1.34)        (2.09)
  Return of capital                           0.00          0.00          0.00          0.00          0.00          0.00
                                           -------       -------       -------       -------       -------      --------
ENDING NET ASSET VALUE PER SHARE           $  9.02       $  9.70       $  9.23       $  9.55       $ 14.08      $  19.06
                                           =======       =======       =======       =======       =======      ========
RATIO TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Net investment income (loss)               0.55%         0.78%         0.96%         1.54%         0.08%         0.01%
  Net expenses                               1.00%         1.00%         1.06%         1.09%         1.00%         1.00%
  Gross expenses(1)                          1.16%         1.56%         1.53%         2.52%         1.27%         1.23%
--------------------------------------------------------------------------------------------------------------------------
Total Return(2)                             (6.39%)        5.78%        (2.48%)       (3.76%)      (19.21%)      (13.60%)
Portfolio turnover rate                       107%          124%          139%           27%           50%           67%
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (000'S
  OMITTED)                                 $38,721       $47,013       $26,567       $11,072       $73,631      $105,248
--------------------------------------------------------------------------------------------------------------------------

                                                                     Growth Fund
                                         ---------------------------------------
                                             Jan. 1,       Jan. 1,       Jan. 1,
                                                1999          1998          1997
                                         to Dec. 31,   to Dec. 31,   to Dec. 31,
                                                1999          1998          1997
--------------------------------------------------------------------------------------------------------------------------
BEGINNING NET ASSET VALUE PER SHARE       $  20.05      $  16.79       $ 15.34
  Net investment income (loss)                0.02          0.09          0.19
  Net realized and unrealized gain
    (loss) on investments                     4.06          4.65          2.48
  Dividends from net investment income       (0.03)        (0.09)        (0.19)
  Distributions from net realized gains       0.00         (1.39)        (1.03)
  Return of capital                           0.00          0.00          0.00
                                          --------      --------       -------
ENDING NET ASSET VALUE PER SHARE          $  24.10      $  20.05       $ 16.79
                                          ========      ========       =======
RATIO TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Net investment income (loss)               0.11%         0.51%         1.19%
  Net expenses                               1.07%         1.04%         0.65%
  Gross expenses(1)                          1.27%         1.18%         1.01%
--------------------------------------------------------------------------------------------------------------------------
Total Return(2)                             20.41%        28.81%        17.33%
Portfolio turnover rate                        54%           69%          124%
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (000'S
  OMITTED)                                $128,495      $100,927       $71,944
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST
FINANCIAL HIGHLIGHTS

                                            International                             Large Company
                                              Equity Fund                               Growth Fund           Money Market Fund
                                -------------------------   ---------------------------------------   -------------------------
                                     Jan. 1       July 3,       Jan. 1,       Jan. 1,     Sept. 20,       Jan. 1,       Jan. 1,
                                       2001       2000(3)          2001          2000       1999(3)          2001          2000
                                to Dec. 31,   to Dec. 31,   to Dec. 31,   to Dec. 31,   to Dec. 31,   to Dec. 31,   to Dec. 31,
                                       2001          2000          2001          2000          1999          2001          2000
-------------------------------------------------------------------------------------------------------------------------------
BEGINNING NET ASSET VALUE PER
  SHARE                           $  8.94       $ 10.00      $  11.96      $  12.03       $ 10.00      $   1.00       $  1.00
  Net investment income (loss)       0.02          0.03         (0.04)        (0.04)        (0.01)         0.04          0.06
  Net realized and unrealized
    gain (loss) on investments      (1.46)        (1.06)        (2.46)        (0.03)         2.04          0.00          0.00
  Dividends from net
    investment income                0.00         (0.03)         0.00          0.00          0.00         (0.04)        (0.06)
  Distributions from net
    realized gains                   0.00          0.00          0.00          0.00          0.00          0.00          0.00
  Return of capital                  0.00          0.00          0.00          0.00          0.00          0.00          0.00
                                  -------       -------      --------      --------       -------      --------       -------
ENDING NET ASSET VALUE PER
  SHARE                           $  7.50       $  8.94      $   9.46      $  11.96       $ 12.03      $   1.00       $  1.00
                                  =======       =======      ========      ========       =======      ========       =======
RATIO TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Net investment income (loss)      0.48%         0.98%        (0.47%)       (0.42%)       (0.47%)        3.46%         5.64%
  Net expenses                      1.00%         1.00%         0.98%         1.00%         1.00%         0.73%         0.85%
  Gross expenses(1)                 7.21%         2.40%         1.01%         1.43%         1.43%         0.73%         0.90%
-------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                   (16.09%)      (10.33%)      (20.88%)       (0.58%)       20.30%         3.73%         5.76%
Portfolio turnover rate               41%           19%           14%            8%            0%           N/A           N/A
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD
  (000'S OMITTED)                 $ 4,946       $ 1,620      $104,888      $117,885       $50,988      $105,360       $53,095
-------------------------------------------------------------------------------------------------------------------------------


                                                      Money Market Fund
                                ---------------------------------------
                                    Jan. 1,       Jan. 1,       Jan. 1,
                                       1999          1998          1997
                                to Dec. 31,   to Dec. 31,   to Dec. 31,
                                       1999          1998          1997
-------------------------------------------------------------------------------------------------------------------------------
BEGINNING NET ASSET VALUE PER
  SHARE                           $  1.00       $  1.00       $  1.00
  Net investment income (loss)       0.04          0.05          0.05
  Net realized and unrealized
    gain (loss) on investments       0.00          0.00          0.00
  Dividends from net
    investment income               (0.04)        (0.05)        (0.05)
  Distributions from net
    realized gains                   0.00          0.00          0.00
  Return of capital                  0.00          0.00          0.00
                                  -------       -------       -------
ENDING NET ASSET VALUE PER
  SHARE                           $  1.00       $  1.00       $  1.00
                                  =======       =======       =======
RATIO TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Net investment income (loss)      4.45%         4.62%         4.95%
  Net expenses                      0.86%         0.82%         0.53%
  Gross expenses(1)                 1.07%         1.28%         1.07%
-------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                     4.46%         4.77%         5.04%
Portfolio turnover rate               N/A           N/A           N/A
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD
  (000'S OMITTED)                 $42,164       $26,319       $14,788
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

WELLS FARGO VARIABLE TRUST
FINANCIAL HIGHLIGHTS

                                                                                                            Small Cap Growth Fund
                                                              -------------------------------------------------------------------
                                                                  Jan. 1,       Jan. 1,       Jan. 1,       Jan. 1,       Jan. 1,
                                                                     2001          2000          1999          1998          1997
                                                              to Dec. 31,   to Dec. 31,   to Dec. 31,   to Dec. 31,   to Dec. 31,
                                                                     2001          2000          1999          1998          1997
---------------------------------------------------------------------------------------------------------------------------------
BEGINNING NET ASSET VALUE PER SHARE                             $ 10.38       $ 18.09       $ 10.88       $ 12.77       $ 13.50
  Net investment income (loss)                                    (0.04)        (0.08)        (0.04)         0.03          0.01
  Net realized and unrealized gain (loss) on investments          (2.49)        (3.71)         7.25         (1.89)         1.24
  Dividends from net investment income                             0.00          0.00          0.00         (0.03)        (0.01)
  Distributions from net realized gains                            0.00         (3.15)         0.00          0.00         (1.59)
  Return of Capital                                                0.00         (0.77)         0.00          0.00         (0.38)
                                                                -------       -------       -------       -------       -------
ENDING NET ASSET VALUE PER SHARE                                $  7.85       $ 10.38       $ 18.09       $ 10.88       $ 12.77
                                                                =======       =======       =======       =======       =======
RATIO TO AVERAGE NET ASSETS (ANNUALIZED):
  Net investment income (loss)                                   (0.85%)       (0.72%)       (0.37%)        0.31%         0.07%
  Net expenses                                                    1.18%         1.20%         0.95%         0.80%         0.80%
  Gross expenses(1)                                               1.32%         2.41%         1.94%         1.51%         1.88%
---------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                                 (24.37%)      (22.58%)       66.27%       (14.47%)        9.87%
Portfolio turnover rate                                            218%          260%          314%          135%          209%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (000'S OMITTED)                     $57,216       $33,610       $23,819       $13,295       $11,482
---------------------------------------------------------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 8).

(2) Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods less than one year are not annualized.

(3) Commencement of operations.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust consists of nine separate diversified funds (each, a "Fund", collectively, the "Funds") as of the end of the reporting period: the Asset Allocation, Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Large Company Growth, Money Market, and Small Cap Growth Funds. The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Investments in securities for all Funds, except the Money Market Fund, are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are valued at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

Certain fixed income securities are valued by use of a pricing service approved by the Fund's Board of Trustees. The service uses mean between quoted bid and ask prices or the last sale price to value securities when, in the Service's judgement, these prices are readily available and representative of the securities market values. For some securities, such prices are not readily available. The service generally prices these securities based on methods which include considerations of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities, and general market conditions.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available, and/or which can not be valued by a pricing service are valued at fair value as determined by policies set by the Trust's Board of Trustees.

Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

The Money Market Fund values its shares at 12:00 p.m. (Eastern Time) each business day. The Money Market Fund invests only in securities with remaining maturities not exceeding 397 days (13 months). Securities held in the Money Market Fund and debt securities maturing in 60 days or less are valued using the amortized cost method. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized.

NOTES TO FINANCIAL STATEMENTS

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask price of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the Funds' custodians' responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FUTURES CONTRACTS

The Asset Allocation and Equity Value Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. On December 31, 2001, the Asset Allocation Fund held the following long futures contracts:

                                                                                              Notional       Net Unrealized
CONTRACTS                                                  Type         Expiration Date    Contract Value      Appreciation
---------------------------------------------------------------------------------------------------------------------------
Long 17                                                S&P 500 Index       March, 2002       $4,884,100        $  23,800

The Asset Allocation Fund has pledged to brokers U.S. Treasury bills for initial margin requirements with a par value of $285,000.

FOREIGN CURRENCY FORWARD CONTRACTS

The Funds may enter into forward currency exchange contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses. Based on exchange rates at December 31, 2001, the

NOTES TO FINANCIAL STATEMENTS

Corporate Bond Fund had entered into a foreign currency forward contract under which it is obligated to exchange currencies at a specified future date. The following contracts were held by the Variable Trust Corporate Bond Fund during the year ended December 31, 2001:

                                                                                                             Net Unrealized
                                                                                                              Appreciation/
DATE                                                      Currency           Value          U.S. $ Value     (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
03/20/02                                                         Euro           474,559         529,000            4,934
03/15/02                                               British Pounds            61,298          42,650             (518)

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income, if any, for the Growth, International Equity, Large Company Growth, and Small Cap Growth Funds are declared and distributed annually. Dividends to shareholders from net investment income, if any, for the Asset Allocation, Equity Income, and Equity Value Funds are declared and distributed quarterly. Dividends to shareholders from net investment income, if any, for the Corporate Bond and Money Market Funds are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

RECLASSIFICATION OF CAPITAL ACCOUNTS

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follow:

                                                             Undistributed Net           Undistributed Net             Paid-in
FUND                                                         Investment Income           Realized Gain/Loss            Capital
-------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                                            $ (1,288)                    $   975                 $     313
Corporate Bond Fund                                                 5,204                      (5,195)                       (9)
International Equity Fund                                             (17)                         17                         0
Large Company Growth Fund                                         495,676                          34                  (495,710)
Small Cap Growth Fund                                             295,248                           0                  (295,248)

FEDERAL INCOME TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 2001.

NOTES TO FINANCIAL STATEMENTS

The following Funds had net capital loss carryforwards at December 31, 2001, which are available to offset future net realized capital gains:

                                                                                     Capital Loss
FUND                                                         Year Expires           Carryforwards
-------------------------------------------------------------------------------------------------
Equity Income Fund                                               2009                $   663,985
Equity Value Fund                                                2007                    464,041
                                                                 2008                  1,488,881
Growth Fund                                                      2009                  8,463,287
International Equity Fund                                        2008                      3,640
                                                                 2009                    143,229
Large Company Growth Fund                                        2009                  6,092,101
Money Market Fund                                                2008                        391
                                                                 2009                        261
Small Cap Growth Fund                                            2009                 19,420,876

For tax purposes, the following Funds have a current year deferred Post-October capital losses. These losses will be recognized for tax purposes on the first day of the following year:

FUND                                                          Capital Losses
----------------------------------------------------------------------------
Asset Allocation Fund                                         $      152,921
Equity Value Fund                                                    581,347
Growth Fund                                                          575,260
International Equity Fund                                             13,128
Large Company Growth Fund                                          5,195,471
Small Cap Growth Fund                                                665,988

NOTES TO FINANCIAL STATEMENTS

3.   ADVISORY FEES

The Trust has entered into separate advisory contracts on behalf of the Funds with Wells Fargo Funds Management, LLC ("Funds Management"). Pursuant to the contracts, Funds Management has agreed to provide the following Funds with daily portfolio management, for which, Funds Management is entitled to be paid a monthly advisory fee at the following annual rates:

                                                                               % of Average
FUND                                                                       Daily Net Assets
-------------------------------------------------------------------------------------------
Asset Allocation Fund                                                                  0.55
Corporate Bond Fund                                                                    0.45
Equity Income Fund                                                                     0.55
Equity Value Fund                                                                      0.55
Growth Fund                                                                            0.55
International Equity Fund                                                              0.75
Large Company Growth Fund                                                              0.55
Money Market Fund                                                                      0.40
Small Cap Growth Fund                                                                  0.75

Funds Management an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("WFB"), was created to succeed to the mutual fund advisory responsibilities of WFB in early 2001. The Funds' advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds.

Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, acts as investment sub-advisor to the Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Money Market, and Small Cap Growth Funds. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Equity Income, Equity Value, and Growth Funds, a monthly fee at the annual rate of 0.25% of each Fund's average daily net assets up to $200 million, 0.20% for the next $200 million and 0.15% of the Fund's average daily net assets in excess of $400 million. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Corporate Bond Fund, a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets up to $400 million, 0.125% for the next $400 million and 0.10% of the Fund's average daily net assets in excess of $800 million. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the International Equity Fund, a monthly fee at the annual rate of 0.35% of the Fund's average daily net assets up to $200 million and 0.25% of the Fund's average daily net assets in excess of $200 million. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Money Market Fund, a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets up to $1 billion and 0.04% of the Fund's average daily net assets in excess of $1 billion. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Small Cap Growth Fund, a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets up to $200 million and 0.20% of the Fund's average daily net assets in excess of $200 million.

Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") and indirect subsidiary of Barclays Bank PLC, acts as sub-advisor to the Asset Allocation Fund. BGFA is entitled to receive from Funds Management, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets up to $900 million and 0.10% of the Fund's average daily net assets in excess of $900 million.

Peregrine Capital Management, Inc. ("Peregrine") acts as sub-advisor to the Large Company Growth Fund. Peregrine is entitled to receive from Funds Management, as compensation for its sub-advisory services, a monthly fee at the annual rate of

NOTES TO FINANCIAL STATEMENTS

0.75% of the Fund's average daily net assets up to $25 million, 0.60% of the Fund's average daily net assets for the next $25 million, 0.50% of the Fund's average daily net assets for the next $225 million, and 0.30% of the Fund's average daily net assets in excess of $275 million.

4.   DISTRIBUTION FEES

The Trust has adopted a Distribution Plan ("Plan") for the Funds, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens Inc. ("Stephens") at a rate of 0.25% of the average daily net assets of each Fund. The distribution fees paid on behalf of the Funds for the period ended December 31, 2001 are disclosed on the Statement of Operations.

5.   ADMINISTRATION FEES

The Trust has entered into an administration agreement on behalf of the Funds with Funds Management whereby Funds Management is entitled to receive monthly fees at the annual rate of 0.15% of each Fund's average daily net assets. WFB formerly provided these services during the reporting period and since the inception of the Trust at the same rates.

6.   TRANSFER AGENT FEES

The Trust has entered into a transfer agency agreement on behalf of the Funds with Boston Financial Data Services ("BFDS"). WFB has been engaged by BFDS to provide sub-transfer agency services for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex base fee from all the Funds of the Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust. The transfer agency fees paid by the Funds for the year ended December 31, 2001 are disclosed on the Statement of Operations.

7.   OTHER FEES AND TRANSACTIONS WITH AFFILIATES

Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Funds. For these services, Forum is entitled to receive a fixed monthly per fund fee, a basis point fee of 0.0025% of the average daily net assets of each Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

The Trust has entered into contracts on behalf of each Fund (other than the Asset Allocation Fund, for which BGI serves as custodian) with Wells Fargo Bank Minnesota, N.A. ("WFB MN"), an affiliated party, whereby WFB MN is responsible for providing custody services for the Funds. Pursuant to the contract, WFB MN is entitled to 0.02% of the average daily net assets of each Fund, except the International Equity Fund for which it is entitled to receive 0.25% of the average daily net assets of the Fund.

BGI, a wholly-owned subsidiary of Barclays Global Investors Inc., acts as custodian to the Asset Allocation Fund. BGI is not entitled to receive compensation for its custodial services to the Fund so long as BGFA is entitled to receive compensation for providing investment sub-advisory services to the Fund.

8.   WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the period ended December 31, 2001, were waived by Funds Management.

NOTES TO FINANCIAL STATEMENTS

9.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the period ended December 31, 2001, were as follows:

                         AGGREGATE PURCHASES AND SALES

FUND                                                            Purchases at Cost           Sales Proceeds
----------------------------------------------------------------------------------------------------------
Asset Allocation Fund                                             $ 86,402,468               $64,053,270
Corporate Bond Fund                                                 53,064,233                49,001,682
Equity Income Fund                                                   5,308,199                 6,926,865
Equity Value Fund                                                   41,834,919                46,728,932
Growth Fund                                                         40,719,712                56,054,143
International Equity Fund                                            4,878,362                 1,055,427
Large Company Growth Fund                                           28,692,949                14,298,051
Small Cap Growth Fund                                              105,340,883                75,088,152

The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders
Wells Fargo Variable Trust Funds:

We have audited the accompanying statements of assets and liabilities of Asset Allocation Fund, Corporate Bond Fund, Equity Income Fund, Equity Value Fund, Growth Fund, International Equity Fund, Large Company Growth Fund, Money Market Fund and Small Cap Growth Fund, nine portfolios of Wells Fargo Variable Trust Funds (collectively "the Funds"), including the portfolios of investments as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods presented, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Wells Fargo Variable Trust as of December 31, 2001, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America.

[KPMGLLP SIGNATURE]

San Francisco, California
February 8, 2002

TAX INFORMATION (UNAUDITED)

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Funds listed below designate a percentage of their ordinary income dividends distributed during the year as qualifying for the corporate dividends-received deduction. The Funds and the designated percentage are as follows:

                                                                  Dividends-Received Deduction
FUND                                                            (% of ordinary income dividends)
------------------------------------------------------------------------------------------------
Asset Allocation Fund                                                                      49.43
Equity Income Fund                                                                           100
Equity Value Fund                                                                            100
Growth Fund                                                                                  100

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds listed below designate as capital gain dividends for the year the following amounts:

FUND                                                            Capital Gain Dividends
--------------------------------------------------------------------------------------
Asset Allocation Fund                                                       $6,364,569
Equity Income Fund                                                          $2,777,069
Growth Fund                                                                 $6,611,354
Large Company Growth Fund                                                      $34,218

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees ("Trustees") of Wells Fargo Funds Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each fund. Each of the Trustees listed below acts in identical capacities for each of the 93 funds comprising Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

                         POSITION HELD AND              PRINCIPAL OCCUPATIONS DURING                    OTHER
NAME AND AGE            LENGTH OF SERVICE***                   PAST FIVE YEARS                      DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------
Robert C. Brown        Trustee since 1992        Director, Federal Farm Credit Banks Funding    None.
  70                                             Corporation and Farm Credit System
                                                 Financial Assistance Corporation until
                                                 February 1999.

W. Rodney Hughes       Trustee since 1987        Private Investor.                              Barclays Fund Complex
  75                                                                                            (23 portfolios)

J. Tucker Morse        Trustee since 1987        Private Investor/Real Estate Developer;        None.
  57                                             Chairman of White Point Capital, LLC.

NON-INTERESTED TRUSTEES

                         POSITION HELD AND              PRINCIPAL OCCUPATIONS DURING                    OTHER
NAME AND AGE            LENGTH OF SERVICE***                   PAST FIVE YEARS                      DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------
Thomas S. Goho         Trustee since 1987        Business Associate Professor (since July       None.
  59                                             1999), Wake Forest University, Calloway
                                                 School of Business and Accountancy.

Peter G. Gordon        Trustee since 1988        Chairman and Co-Founder of Crystal Geyser      None.
  59                   (Lead Trustee since       Water Company and President of Crystal
                       2001)                     Geyser Roxane Water Company.

Richard M. Leach       Trustee since 1987        President of Richard M. Leach Associates (a    None.
  68                                             financial consulting firm).

Timothy J. Penny       Trustee since 1996        Senior Counselor to the public relations       None.
  50                                             firm of Himle-Horner and Senior Fellow at
                                                 the Humphrey Institute, Minneapolis,
                                                 Minnesota (a public policy organization).

Donald C. Willeke      Trustee since 1996        Principal in the law firm of Willeke &         None.
  61                                             Daniels.

BOARD OF TRUSTEES

OFFICERS

                         POSITION HELD AND              PRINCIPAL OCCUPATIONS DURING                    OTHER
NAME AND AGE             LENGTH OF SERVICE                     PAST FIVE YEARS                      DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------
Michael J. Hogan       President, since 2000     Executive Vice President of Wells Fargo        None.
  42                                             Bank, N.A. President of Wells Fargo Funds
                                                 Management, LLC since March 2001. Senior
                                                 Vice President of Wells Fargo Bank, N.A.
                                                 from April 1997 to May 1999. Vice President
                                                 of American Express Financial Advisors
                                                 until April 1997.

Karla M. Rabush        Treasurer, since 2000     Senior Vice President of Wells Fargo Bank,     None.
  42                                             N.A. Senior Vice President and Chief
                                                 Administrative Officer of Wells Fargo Funds
                                                 Management, LLC since March 2001. Vice
                                                 President of Wells Fargo Bank, N.A. from
                                                 December 1997 to May 2000. Prior thereto,
                                                 Director of Managed Assets Investment
                                                 Accounting of American Express Financial
                                                 Advisors until November 1997.

C. David Messman       Secretary, since 2000     Vice President and Senior Counsel of Wells     None.
  41                                             Fargo Bank, N.A. Vice President and
                                                 Secretary of Wells Fargo Funds Management,
                                                 LLC since March 2001. Prior thereto, Branch
                                                 Chief, Division of Investments Management,
                                                 U.S. Securities and Exchange Commission.

---------------
 * The Statement of Additional Information includes additional information about the funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
 ** Currently, three of the eight Trustees are considered "interested persons" of the Trusts as defined in the 1940 Act. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
*** Length of service dates reflects a Trustee's commencement of service with the Trusts' predecessor entities.

American Skandia Life                                                   ADDRESS BOX
Assurance Company
Tower One Corporate Drive
Shelton, CT 06484

This report and the financial statements contained herein are submitted for the general information of the contract holders of the Stagecoach Variable Annuity, Stagecoach Variable Annuity Plus, Stagecoach Extra Credit Variable Annuity, and the Stagecoach Variable Annuity Flex. If this report is used for promotional purposes, distribution of the report must be accompanied or proceeded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-680-8920. Read the prospectus carefully before you invest.

Printed on Recycled Paper           (C)2000 American Skandia           AR (2/02)